Exhibit 10.11

Execution Version

LICENSE AGREEMENT

between

MEDIMMUNE LIMITED

and

PHASEBIO PHARMACEUTICALS, INC.

Dated as of November 21, 2017

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*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

i

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULES

Schedule 1.46	Emerging Market Countries
Schedule 1.79	Licensed Know-How
Schedule 1.80	Licensed Patents
Schedule 1.85	Licensee Corporate Names
Schedule 1.96	MEDI2452
Schedule 1.98	MedImmune Corporate Names
Schedule 3.1.1	Technical Transfer Documents
Schedule 3.1.2(a)	Transferred Inventory
Schedule 3.1.2(b)	GLP Samples
Schedule 3.1.4	IND Deliverables

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TABLE OF CONTENTS

Page
Schedule 3.3.1(d)	Supply of Ticagrelor Active Metabolite ([***])
Schedule 3.4.1(b)	Existing Regulatory Documentation
Schedule 3.4.4(e)	Serious Adverse Event Reporting Timelines

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LICENSE AGREEMENT

This License Agreement (this “Agreement”) is made and entered into as of November 21, 2017 (the “Effective Date”) by and between MedImmune Limited, a limited liability company formed under the laws of the United Kingdom having a place of business at Milstein Building, Granta Park, Cambridge CB21 6GH, United Kingdom (“MedImmune”) and PhaseBio Pharmaceuticals, Inc., a corporation formed under the laws of Delaware having its place of business at 1 Great Valley Parkway, Suite 30, Malvern, Pennsylvania 19355, United States (“Licensee”). MedImmune and Licensee are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals

WHEREAS, MedImmune owns or controls certain intellectual property rights with respect to MEDI2452 (as defined herein) and Licensed Products (as defined herein) in the Territory (as defined herein); and

WHEREAS, MedImmune wishes to grant to Licensee, and Licensee wishes to take, a license under such intellectual property rights to develop and commercialize Licensed Products in the Field in the Territory, in each case in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1

DEFINITIONS

Unless otherwise specifically provided herein, the following terms shall have the following meanings:

1.1. “AAA” has the meaning set forth in Section 10.6.3.

1.2. “Acceptance” means, with respect to a Drug Approval Application, that the applicable Regulatory Authority has accepted such Drug Approval Application for substantive review as evidenced by Licensee’s receipt of notice from such Regulatory Authority of such acceptance or other evidence that such Regulatory Authority has commenced its substantive review of such Drug Approval Application.

1.3. “Additional Compound” means any anti-ticagrelor antibody or antibody fragment other than MEDI2452: that is either (a) covered or claimed by the Licensed Patents or

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(b) a Derivative, excluding in each case any Excluded Compound. For clarity, an Additional Compound excludes the Ticagrelor Compound and any AstraZeneca Product.

1.4. “Affiliate” means, with respect to a Person, any Person that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by or is under common control with such first Person at any time for so long as such Person controls, is controlled by or is under common control with such first Person. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means: (a) the possession, directly or indirectly, of the power to direct the management or policies of a business entity, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance or otherwise; or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interests of a business entity (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity).

1.5. “Agreement” has the meaning set forth in the preamble hereto.

1.6. “Alliance Manager” has the meaning set forth in Section 3.9.

1.7. “Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act, as amended, the UK Bribery Act 2010, as amended, and any other applicable anti-corruption laws and laws for the prevention of fraud, racketeering, money laundering or terrorism.

1.8. “Applicable Law” means applicable laws, rules and regulations, including any rules, regulations, guidelines or other requirements of the Regulatory Authorities, that may be in effect from time to time, including the FFDCA, the PHSA and the Anti-Corruption Laws.

1.9. “Approved Product Positioning Principles” has the meaning set forth in Section 3.10.

1.10. “Arbitration Notice” has the meaning set forth in Section 10.6.2.

1.11. “Arbitrators” has the meaning set forth in Section 10.6.3.

1.12. “Assigned Regulatory Documentation” has the meaning set forth in Section 3.4.1(b).

1.13. “AstraZeneca Product” means any drug product containing the Ticagrelor Compound, including any such products sold, offered for sale or distributed by MedImmune or any of its Affiliates, licensees or successors-in-interest.

1.14. “AstraZeneca Product Improvements” means any invention, discovery, development or modification with respect to the AstraZeneca Product or relating to the Exploitation thereof, whether or not patented or patentable, including any enhancement in the

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efficiency, operation, manufacture, ingredients, preparation, presentation, formulation, means of delivery or dosage of the AstraZeneca Product, any discovery or development of any new or expanded methods of treatment, use or indications for the AstraZeneca Product or any discovery or development that improves the stability, safety or efficacy of the AstraZeneca Product, in each case that are conceived, discovered, developed or otherwise made by or on behalf of one or both of the Parties or their Affiliates, or in the case of Licensee or its Affiliates, its or their Sublicensees (including by its or their Third Party contractors) under or in connection with this Agreement or the conduct of any activities hereunder, including in the case of Licensee or its Affiliates or any of its or their Sublicensees (or its or their Third Party contractors), in connection with any Exploitation of any Licensed Compound or Licensed Product.

1.15. “AstraZeneca Product Know-How” means: (a) to the extent owned or controlled by MedImmune or any of its Affiliates, Information related to the AstraZeneca Product or AstraZeneca Product Improvements or the Exploitation thereof; and (b) Information related to the AstraZeneca Product or AstraZeneca Product Improvements or the Exploitation thereof that, in each case, is generated by or on behalf of Licensee or its Affiliates or any of its or their Sublicensees, in connection with any Exploitation of any Licensed Compound or Licensed Product, other than any such Information that: (i) has been published by MedImmune or any of its Affiliates and is not claimed by a Valid Claim of a Patent owned or controlled by MedImmune or any of its Affiliates; or (ii) has been published by a Third Party (other than a Sublicensee) that did not receive such Information directly or indirectly from Licensee or any of its Affiliates or Sublicensees and did not generate such Information on behalf of Licensee or any of its Affiliates or Sublicensees.

1.16. “AstraZeneca Product Patents” means any Patent that claims AstraZeneca Product Know-How or otherwise claims any AstraZeneca Product Improvement or the Exploitation thereof.

1.17. “AstraZeneca Product References” means any and all references to, mentions of or claims with respect to the AstraZeneca Product (including any and all references to, mentions of or claims with respect to the Ticagrelor Compound).

1.18. “Auditor” has the meaning set forth in Section 4.11.

1.19. “Biosimilar Filer” has the meaning set forth in Section 5.3.8.

1.20. “Biosimilar Product” means, with respect to a particular Licensed Product in a particular country in the Territory, any pharmaceutical product that (a) is claimed to be interchangeable with such Licensed Product or otherwise references or relies on the prior approval (or the safety or efficacy data submitted in support of the prior approval) of such Licensed Product to support a Drug Approval Application submitted under Section 351(k) of the PHSA or any corresponding foreign application in the Territory; (b) is approved for sale for at least one indication that is the same as an indication for which the License Product is approved

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for sale in such country; and (c) is sold in such country by a Third Party that is not a direct or indirect sublicensee of Licensee or its Affiliates.

1.21. “BLA” means a biologics license application (within the meaning of 21 C.F.R. 601.2) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product as a biologic in the United States.

1.22. “BPCI Act” means the Biologics Price Competition and Innovation Act of 2009, Public Law 111-148, title VII, subtitle A, as may be amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto).

1.23. “Breaching Party” has the meaning set forth in Section 9.2.1(a).

1.24. “Brilinta Competing Product” means any P2Y12 receptor antagonist, other than the AstraZeneca Product or Generic Ticagrelor Product.

1.25. “Business Day” means a day other than a Saturday or Sunday or a day on which banking institutions in New York, New York, United States, London, United Kingdom or Mölndal, Sweden are permitted or required to be closed.

1.26. “Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date and the last Calendar Quarter shall end on the last day of the Term.

1.27. “Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

1.28. “Combination Product” means a pharmaceutical product that is comprised of or contains a Licensed Compound as an active ingredient together with one (1) or more other active ingredients and is sold either as a fixed dose/unit or as separate doses/units in a single package.

1.29. “Commercialization” means, in respect of a Licensed Compound or Licensed Product, any and all activities directed to the preparation for sale of, offering for sale of or sale of such product, including activities related to marketing, promoting, distributing and importing such product and interacting with Regulatory Authorities regarding any of the foregoing. When used as a verb, “to Commercialize” and “Commercializing” means to engage in Commercialization and “Commercialized” has a corresponding meaning.

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1.30. “Commercialization Dispute” has the meaning set forth in Section 3.5.7.

1.31. “Commercialization Plan” has the meaning set forth in Section 3.5.4.

1.32. “Commercially Reasonable Efforts” means, with respect to the performance of Development, Manufacturing or Commercialization activities with respect to a Licensed Compound or a Licensed Product by Licensee, the carrying out of such activities in a sustained and diligent manner and using efforts and resources comparable to the efforts and resources commonly used by biopharmaceutical companies of a size and with resources or access to resources similar to that of Licensee, for high-priority compounds or products of such companies at a similar stage in development or product life, taking into account issues of patent coverage, measures of relative safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of such Licensed Product, the regulatory structure involved and other relevant technical, legal, scientific and medical considerations. With respect to efforts to Commercialize a Licensed Product, “Commercially Reasonable Efforts” shall be determined on a Market-by-Market basis, without regard to the particular circumstances of Licensee, including any other product opportunities of Licensee and without regard to any payments owed by Licensee to MedImmune under this Agreement; provided, however, that in determining whether Licensee is using Commercially Reasonable Efforts to Commercialize a Licensed Product in Canada or Mexico, it is appropriate to consider the effect that the Commercialization of such Licensed Product in Canada or Mexico reasonably could have on the Commercialization of such Licensed Product in the United States (including the establishment of government-approved pricing for such Licensed Product).

1.33. “Commercial Viability Issue” means, with respect to the Licensed Products in each of the United States, the EU Market and China, the existence of objective circumstances arising after the Effective Date with respect to such Market (other than a Safety/Efficacy Issue), as a result of which a company in the biopharmaceutical industry would reasonably be expected to elect not to continue to fund or conduct the development or commercialization of the Licensed Products for such Market in light of the overall business case with respect to the Licensed Products in such Market, taking into account relevant commercial factors, including the additional time and Development costs required to obtain or maintain Regulatory Approval in such Market, the product profile, the competitiveness of the marketplace and the proprietary position of the Licensed Products and other commercial factors customarily considered in a business case analysis (e.g., forecasted sales volumes, net selling price per unit, cost of goods per unit, commercialization costs and other data indicating anticipated revenues in such Market or country, as applicable (including, with respect to the EU Market, for each Major European Market)).

1.34. “Competing Product” means any agent intended to neutralize, abrogate or reverse the antiplatelet activity of the Ticagrelor Compound.

1.35. “Confidential Information” has the meaning set forth in Section 6.1.

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1.36. “Control” means, with respect to any item of Information, Regulatory Documentation, material, Patent or other intellectual property right, and subject to Section 10.3, possession by a Person of the right, whether directly or indirectly and whether by ownership, license or otherwise (other than by virtue of any license granted to a Party pursuant to this Agreement), to grant a license, sublicense or other right (including the right to reference Regulatory Documentation) to or under such Information, Regulatory Documentation, material, Patent or other intellectual property right as provided for herein without violating the terms of any agreement with any Third Party.

1.37. “Derivative” means, provided that the conditions set forth in Section 2.4.4(a) or Section 2.4.4(b) are and continue to be satisfied, an anti-ticagrelor antibody or antibody fragment that satisfies the following conditions ((a) and (b)): (a) directly or indirectly, in whole or in part, uses or otherwise relates to, or modifies or is otherwise derived from, (i) MEDI2452, (ii) any anti-ticagrelor antibody or antibody fragment covered or claimed by the Licensed Patents, or (iii) any Licensed Know-How, and (b) is conceived or discovered by or on behalf of Licensee or any of its Affiliates or Sublicensees in the course or as a result of activities conducted pursuant to, and in accordance with the terms and conditions of, this Agreement.

1.38. “Development” means, in respect of a Licensed Compound or Licensed Product, all activities related to research, pre-clinical and other non-clinical testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, clinical studies, including Manufacturing in support thereof, statistical analysis and report writing, the preparation and submission of Drug Approval Applications, regulatory affairs with respect to the foregoing and all other activities necessary or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Regulatory Approval for such Licensed Compound or Licensed Product. When used as a verb, “Develop” means to engage in Development.

1.39. “Development Plan” has the meaning set forth in Section 3.3.3.

1.40. “Dispute” has the meaning set forth in Section 10.6.1.

1.41. “Dispute Auditor” has the meaning set forth in Section 4.12.

1.42. “Dollars” or “$” means United States Dollars.

1.43. “Drug Approval Application” means a BLA or any corresponding foreign application in the Territory, including, with respect to a country in the European Union, a marketing authorization application filed with the EMA pursuant to the centralized approval procedure or with the applicable Regulatory Authority of a country in the European Union with respect to the mutual recognition or any other national approval.

1.44. “Effective Date” has the meaning set forth in the preamble hereto.

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1.45. “EMA” means the European Medicines Agency and any successor agency thereto.

1.46. “Emerging Market Country” means each country set forth on Schedule 1.46.

1.47. “EU Market” means all countries in the European Union taken as a whole.

1.48. “European Union” means the economic, scientific and political organization of European Union member states as it may be constituted from time to time, specifically including any territory that was a European Union member state as of the Effective Date, whether or not such territory is a participating member as of the applicable time.

1.49. “Excluded Compound” has the meaning set forth in Section 2.4.4(c).

1.50. “Excluded Distributor” means a Third Party distributor of Licensed Product appointed or contracted by Licensee or any of its Affiliates or any of its or their respective Sublicensees in a particular country of the Territory, in circumstances where such Third Party purchases its requirements of Licensed Product from Licensee or its Affiliates or any of its or their respective Sublicensees, which Third Party distributor either: (a) has no royalty or other payment obligation to Licensee or any of its Affiliates or any of its or their respective Sublicensees that is calculated based on amounts invoiced or received by or on behalf of such Third Party distributor (or any of its Affiliates) for sales of Licensed Product in such country; or (b) does not take title to Licensed Product, does not invoice Licensed Product sales to Third Party customers in such country, and is responsible only for inventory management and distribution on behalf of Licensee or any of its Affiliates or any of its or their respective Sublicensees in such country.

1.51. “Exclusive Period” means, subject to Section 9.4.2(j), Section 9.4.3(j) and Section 10.4.2, (a) in the case of the conduct of human clinical trials with respect to a Competing Product, the period of five (5) years beginning on the Effective Date, and (b) in the case of the sale or offer for sale of a Competing Product, the period of seven (7) years beginning on the Effective Date.

1.52. “Exploit” means, in respect of a compound or product, to use, sell, have sold or offer for sale, including to develop (including Develop), make, have made, manufacture (including Manufacture and have Manufactured), commercialize (including Commercialize), register, hold or keep (whether for disposal or otherwise), have used, import, export, transport, distribute, promote, market or have sold or otherwise dispose of such compound or product. “Exploitation” means the act of Exploiting a compound or product.

1.53. “FDA” means the United States Food and Drug Administration and any successor agency thereto.

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1.54. “FFDCA” means the United States Food, Drug, and Cosmetic Act, as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto).

1.55. “Field” means any use or purpose, including the treatment, palliation, diagnosis or prevention of any human disorder or condition.

1.56. “First Commercial Sale” means, with respect to a Licensed Product and a country in the Territory, the first sale for monetary value for use or consumption by the end user of such Licensed Product in such country after approval of a Drug Approval Application for such Licensed Product has been obtained in such country.

1.57. “FTE” means the equivalent of the work of one (1) employee full time for one (1) Calendar Year (consisting of at least a total of eighteen hundred fifty (1850) hours per Calendar Year) of work directly related to the performance of the Technical Services by MedImmune or its Affiliate.

1.58. “FTE Costs” means, with respect to MedImmune or its Affiliate for any period, the applicable FTE Rate multiplied by the applicable number of FTEs of MedImmune or such Affiliate performing Technical Services during such period.

1.59. “FTE Rate” means, as of the Effective Date, [***].

1.60. “GAAP” means, with respect to a Party or its Affiliates or its or their sublicensees, United States generally accepted accounting principles, International Financial Reporting Standards or such other similar national standards as such Party, Affiliates or its or their sublicense adopts, in each case, consistently applied.

1.61. “Generic Competition Threshold” means (a) with respect to [***], the end of the second (2nd) consecutive Calendar Quarter in which unit sales of Generic Ticagrelor Products in [***] represent [***] percent [***] or more of aggregate unit sales of the AstraZeneca Product and Generic Ticagrelor Products combined in [***], (b) with respect to [***], the end of the second (2nd) consecutive Calendar Quarter in which unit sales of Generic Ticagrelor Products in [***] represent [***] percent [***] or more of aggregate unit sales of the AstraZeneca Product and Generic Ticagrelor Products combined in [***], and (c) with respect to [***], the end of the second (2nd) consecutive Calendar Quarter in which unit sales of Generic Ticagrelor Products in [***] represent [***] percent [***] or more of aggregate unit sales of the AstraZeneca Product and Generic Ticagrelor Products combined in [***]; in each case ((a) through (c)), as determined by taking into consideration applicable and available sales data obtained from a reputable independent source (e.g., IQVIA) selected by MedImmune and reasonably acceptable to Licensee. For purposes of this definition, references to AstraZeneca Product exclude Generic Ticagrelor Products.

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1.62. “Generic Ticagrelor Product” means an oral formulation of the Ticagrelor Compound that is (a) sold, offered for sale or distributed under: (i) in the U.S., an ANDA (as defined in the FFDCA) that refers to the AstraZeneca Product as the reference listed drug, (ii) in the EU, a marketing authorization for a generic medicinal product granted in accordance with Article 10 of Directive 2001/83/EC or (iii) in any other country or jurisdiction, an equivalent of provisions set forth in clause (i) or clause (ii) and (b) approved in the applicable country or jurisdiction for at least one of the indications for which the AstraZeneca Product is approved in such country or jurisdiction. For purposes of this definition, references to AstraZeneca Product exclude Generic Ticagrelor Products.

1.63. “Global Commercial Viability Issue” means, with respect to the Licensed Products, that a Commercial Viability Issue exists in both the United States and the EU Market.

1.64. “Global Safety/Efficacy Issue” has the meaning set forth in Section 1.132.

1.65. “GLP Samples” has the meaning set forth in Section 3.1.2.

1.66. “Governmental Authority” means any federal, state, national, state, provincial or local government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).

1.67. “IND” means (a) an investigational new drug application filed with the FDA for authorization to commence clinical studies and its equivalent in other countries or regulatory jurisdictions and (b) all supplements and amendments that may be filed with respect to the foregoing.

1.68. “Indemnification Claim Notice” has the meaning set forth in Section 8.3.1.

1.69. “Indemnified Party” has the meaning set forth in Section 8.3.1.

1.70. “Independent Expert” has the meaning set forth in Section 9.2.4(c).

1.71. “Information” means technical or scientific know-how, trade secrets, methods, processes, formulae, designs, specifications and data, including: biological, chemical, pharmacological, toxicological, pre-clinical, clinical, safety, manufacturing and quality control data and assays; in each case, whether or not confidential, proprietary, patented or patentable.

1.72. “Infringement” has the meaning set forth in Section 5.3.1.

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1.73. “Initiation” means, with respect to a Phase II Clinical Trial or a Pivotal Trial, the dosing of the first patient with a Licensed Product in the specified clinical trial.

1.74. “Invention” means any invention, whether or not patentable, made, conceived, generated or reduced to practice in the course or as a result of the conduct of activities conducted pursuant to this Agreement.

1.75. “Joint Invention” means any Invention made jointly by, on the one hand, one or more employees, consultants or contractors of MedImmune or AstraZeneca and, on the other hand, one or more employees, consultants or contractors of Licensee, excluding AstraZeneca Product Improvements.

1.76. “Joint Patents” means Patents claiming Joint Inventions, excluding AstraZeneca Product Patents.

1.77. “Knowledge” means, with respect to MedImmune, the actual knowledge, without any duty to conduct any investigation, with respect to such facts and information of the following: (a) MedImmune’s Patent Attorney who, as of the Effective Date, is engaged in the development program with respect to MEDI2452 and (b) MedImmune’s Vice President, Global Intellectual Property.

1.78. “Licensed Compound” means (a) MEDI2452 and (b) any Additional Compound, in each case excluding Excluded Compounds.

1.79. “Licensed Know-How” means the Information Controlled by MedImmune and its Affiliates that is set forth on Schedule 1.79, transferred pursuant to Schedule 3.1.4 or otherwise included in the Technical Transfer Documents, but excluding any AstraZeneca Product Know-How (whether or not included or disclosed in Information set forth on Schedule 1.79, Schedule 3.1.4 or included in the Technical Transfer Documents). For clarity, Licensed Know-How excludes any research, discovery or development tools or technology, including Information with respect to any such research, discovery or development tools or technology used by MedImmune in relation to: (a) MEDI2452; or (b) any anti-ticagrelor antibody or antibody fragment other than MEDI2452 that is covered or claimed by the Licensed Patents.

1.80. “Licensed Patents” means (a) the Patents set forth on Schedule 1.80 and (b) any Patents filed with MedImmune’s consent pursuant to the last two sentences of Section 5.1.2, but, in each case, excluding any AstraZeneca Product Patents.

1.81. “Licensed Product” means any product that is comprised of or contains a Licensed Compound, alone or in combination with one (1) or more other active ingredients, in any and all forms, presentations, dosages and formulations.

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1.82. “Licensed Product Agreement” means, with respect to a Licensed Product, any agreement entered into by and between Licensee or any of its Affiliates or its or their Sublicensees, on the one hand, and one (1) or more Third Parties, on the other hand, relating to the Exploitation of such Licensed Product in the Field in the Territory, including (a) any agreement pursuant to which Licensee, its Affiliates or its or their Sublicensees receives any license or other rights to Exploit such Licensed Product (including pursuant to Section 4.5.3(c)), (b) supply agreements pursuant to which Licensee, its Affiliates or its or their Sublicensees obtain or will obtain quantities of such Licensed Product, (c) clinical trial agreements with respect to such Licensed Product, (d) contract research organization agreements relating to such Licensed Product, and (e) service agreements relating to such Licensed Product.

1.83. “Licensed Trademarks” means any Trademarks with respect to the AstraZeneca Product designated in the Trademark License Agreement that are licensed or sublicensed by MedImmune to Licensee pursuant to the Trademark License Agreement.

1.84. “Licensee” has the meaning set forth in the preamble hereto.

1.85. “Licensee Corporate Names” means the Trademarks, names and logos of Licensee identified on Schedule 1.85 and such other Trademarks, names and logos as Licensee may designate in writing from time to time.

1.86. “Licensee Indemnitees” has the meaning set forth in Section 8.2.

1.87. “Licensee Regulatory Documentation” means Regulatory Documentation Controlled by Licensee or any of its Affiliates with respect to a Licensed Compound or a Licensed Product at any time during the Term.

1.88. “Licensee Termination Know-How” means:

(a) any Information covered or claimed by the PhaseBio Selected Patents; and

(b) without limitation to clause (a), to the extent Controlled by Licensee or any of its Affiliates or its or their Sublicensees during the Term, any other Information that (i) was actually used, practiced or incorporated by Licensee or any of its Affiliates or its or their Sublicensees or (ii) both (A) was actually used, practiced or incorporated by a Third Party contractor on behalf of Licensee or any of its Affiliates or its or their Sublicensees and (B) is Controlled by Licensee or any of its Affiliates or its or their Sublicensees; in each case, in the Development, Manufacture or Exploitation of any Licensed Compound or Licensed Product prior to termination of this Agreement.

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.89. “Licensee Termination Patents” means:

(a) PhaseBio Selected Patents that are reasonably necessary or useful (or, with respect to patent applications, would be reasonably necessary or useful if such Patent applications were to issue as patents) for the Exploitation of any Licensed Compound or Licensed Product; and

(b) without limitation to clause (a), any other PhaseBio Patent that claims any invention or discovery that either: (i) was actually used, practiced or incorporated by Licensee or any of its Affiliates or its or their Sublicensees in the course or as a result of the Development, Manufacture or Exploitation of any Licensed Compound or Licensed Product prior to termination of this Agreement; or (ii) both (A) was actually used, practiced or incorporated by a Third Party contractor on behalf of Licensee or any of its Affiliates or its or their Sublicensees in the course or as a result of the Development, Manufacture or other Exploitation of any Licensed Compound or Licensed Product prior to termination of this Agreement and (B) is Controlled by Licensee or any of its Affiliates or its or their Sublicensees.

1.90. “Losses” has the meaning set forth in Section 8.1.

1.91. “Major European Country” means any of France, Germany, Italy, Spain and the United Kingdom.

1.92. “Manufacture” and “Manufacturing” means, in respect of a Licensed Compound or Licensed Product, all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, shipping and holding of such Licensed Compound or Licensed Product or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control.

1.93. “Market” means each Emerging Market Country, the EU Market or any country that is neither an Emerging Market Country nor a country within the EU Market.

1.94. “Market-Specific Safety/Efficacy Issue” has the meaning set forth in Section 1.132.

1.95. “Material Anti-Corruption Law Violation” means a violation by a Party or its Affiliate of an Anti-Corruption Law relating to the subject matter of this Agreement that would, if it were publicly known, have a material adverse effect on the other Party or its Affiliate because of its relationship with such Party.

1.96. “MEDI2452” means the anti-ticagrelor antibody fragment product known as MEDI2452, as further defined by the protein sequence set forth in Schedule 1.96.

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.97. “MedImmune” has the meaning set forth in the preamble hereto.

1.98. “MedImmune Corporate Names” means the Trademarks, names and logos of MedImmune identified on Schedule 1.98 and such other Trademarks, names and logos as MedImmune may designate in writing from time to time.

1.99. “MedImmune Indemnitees” has the meaning set forth in Section 8.1.

1.100. “NDA” means a New Drug Application filed with the FDA in conformance with Applicable Law, or the foreign equivalent of any such application in any other country filed with a Regulatory Authority to obtain marketing approval for a pharmaceutical product.

1.101. “Net Sales” means, with respect to a Licensed Product for any period, the gross amount invoiced by Licensee, its Affiliates or its or their Sublicensees (each, a “Selling Party”) to Third Parties (including Excluded Distributors) for the sale of a Licensed Product (“Invoiced Sales”) after deduction for:

1.101.1. [***];

1.101.2. [***];

1.101.3. [***];

1.101.4. [***];

1.101.5. [***];

1.101.6. [***]; and

1.101.7. [***];

provided that, in each case, 1.101.1 through 1.101.7, (a) each such deduction is calculated in a manner consistent with Licensee’s customary practice for pharmaceutical products and consistent with GAAP, (b) each such deduction is directly allocable or apportioned on a good faith and fair basis to Licensed Products, and (c) no amount is deducted more than once.

Any of the deductions listed above that involves a payment by a Selling Party shall be taken as a deduction in the Calendar Quarter in which the payment is accrued by such Selling Party. For purposes of determining Net Sales, a Licensed Product shall be deemed to be sold when invoiced. Sale of a Licensed Product by a Selling Party to another Selling Party for resale by such entity to a Third Party (including Excluded Distributors) for use or consumption by the end user shall not be deemed a sale for purposes of this definition of “Net Sales,” provided that the subsequent resale of such Licensed Product to a Third Party (including Excluded

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Distributors) is included in the computation of Net Sales. In addition, transfers or dispositions of Licensed Products as free promotional samples in commercially reasonable amounts, consistent with prevailing pharmaceutical industry standards, or in any patient assistance, test marketing program, named-patient program or compassionate use program (so long as such Licensed Products are provided without charge) and Licensed Products donated to non-profit institutions or government agencies, or used in research, development or regulatory activities, including, without limitation, clinical trials, shall be disregarded in determining Net Sales.

In the event that a Licensed Product is sold in any country in the form of a Combination Product, Net Sales of such Combination Product for the purpose of determining royalties due hereunder shall be calculated as follows:

(a) where both such Licensed Product containing the applicable Licensed Compound as its sole active pharmaceutical ingredient (“Single-Agent Product”) and product containing only the Other Active(s) in such Combination Product as active pharmaceutical ingredients are sold separately in such country, with respect to a Calendar Quarter, Net Sales shall be calculated by multiplying actual Net Sales of such Combination Product in such country during such Calendar Quarter calculated pursuant to the foregoing definition of “Net Sales” by [***]; provided that the invoice price in a country for each Single-Agent Product that contains only the Licensed Compound(s) and each product that contains solely the Other Active(s) included in the Combination Product shall be for a quantity comparable to that used in such Combination Product and of substantially the same class, purity and potency;

(b) if the Single-Agent Product is sold in such country, but none of the Other Active(s) is sold separately in such country, with respect to a Calendar Quarter, Net Sales shall be calculated by multiplying actual Net Sales of such Combination Product in such country during such Calendar Quarter calculated pursuant to the foregoing definition of “Net Sales” by [***];

(c) if no Single-Agent Product is sold in such country, but product containing the Other Active(s) in such Combination Product are sold separately in such country, with respect to a Calendar Quarter, Net Sales shall be calculated by multiplying actual Net Sales of such Combination Product in such country during such Calendar Quarter calculated pursuant to the foregoing definition of “Net Sales” by [***].

(d) if neither Single-Agent Product nor product containing the Other Active(s) in such Combination Product as its sole active ingredient(s) is sold separately in such country, the Parties [***].

In the case of pharmacy incentive programs, hospital performance incentive programs, chargebacks, disease management programs, similar programs or discounts on portfolio product offerings, all rebates, discounts and other forms of reimbursements [***]; provided that (a) any such allocation to a Licensed Product shall be done in accordance with Applicable Law,

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

including any price reporting laws, rules and regulations and (b) subject to clause (a), all such rebates, discounts and other forms of reimbursements [***].

Subject to the above, Net Sales shall be calculated in accordance with the standard internal policies and procedures of Licensee, its Affiliates or its or their Sublicensees, which must be in accordance with GAAP.

1.102. “Non-Breaching Party” has the meaning set forth in Section 9.2.1(a).

1.103. “Notice Period” means the Section 9.2.1(a) Notice Period or the Section 9.2.1(b) Notice Period, as applicable.

1.104. “Other Active” means any active pharmaceutical ingredient contained in a Combination Product that is not a Licensed Compound.

1.105. “Other Adverse Event” has the meaning set forth in Section 3.4.4(f).

1.106. “Out-of-Pocket Expenses” means, with respect to the Technical Services, MedImmune’s or its Affiliate’s actual, documented, out-of-pocket expenses incurred in performing such Technical Services.

1.107. “Party” and “Parties” have the meaning set forth in the preamble hereto.

1.108. “Patents” means: (a) all national, regional and international patents and patent applications, including provisional patent applications; (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued examination applications; (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents, innovation patents and design patents and certificates of invention; (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b) and (c)); and (e) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.

1.109. “Payment” has the meaning set forth in Section 4.8.1.

1.110. “Permitted Competing Product” has the meaning set forth in Section 10.4.1.

1.111. “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust,

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.112. “Pharmacovigilance Agreement” has the meaning set forth in Section 3.4.4(a).

1.113. “Phase II Clinical Trial” means a human clinical trial that would satisfy the definition of “Phase 2” set forth in 21 C.F.R. 312.21(b) (as amended or any replacement thereof), regardless of where such trial is conducted.

1.114. “Phase III Clinical Trial” means a human clinical trial that would satisfy the definition of “Phase 3” set forth in 21 C.F.R. 312.21(c) (as amended or any replacement thereof), regardless of where such trial is conducted.

1.115. “PhaseBio Know-How” means:

(a) all Information that is Controlled by Licensee or any of its Affiliates as of the Effective Date or at any time during the Term and directed to any Licensed Compound or Licensed Product; and

(b) without limitation to clause (a), all Information that (i) is conceived or developed by Licensee or any of its Affiliates or any of its or their Sublicensees in the course or as a result of Development, Manufacture or other Exploitation of any Licensed Compound or Licensed Product or (ii) both (A) is conceived or developed by a Third Party contractor on behalf of Licensee or any of its Affiliates or any of its or their Sublicensees in the course or as a result of Development, Manufacture or other Exploitation of any Licensed Compound or Licensed Product and (B) is Controlled by Licensee or any of its Affiliates or any of its or their Sublicensees;

but excluding in each case ((a) and (b)) AstraZeneca Product Know-How, Joint Know-How and any Information to the extent covered or claimed by any Patent described in clause (b) of the definition of Licensed Patents.

1.116. “PhaseBio Patents” means:

(a) all Patents Controlled by Licensee or any of its Affiliates as of the Effective Date or at any time during the Term that claim any Licensed Compound or Licensed Product or the Exploitation thereof; and

(b) without limitation to clause (a), any Patent that claims PhaseBio Know-How described in clause (b) of the definition of PhaseBio Know-How;

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

but excluding in each case ((a) and (b)) AstraZeneca Product Patents, Joint Patents, and any Patent described in clause (b) of the definition of Licensed Patents.

1.117. “PhaseBio Selected Patents” means any PhaseBio Patent that claims any invention, discovery, development or modification with respect to a Licensed Compound or Licensed Product, including any new or expanded method of treatment or use of a Licensed Compound or Licensed Product, or any modification or improvement to the formulation, means of delivery or dosage or method of Manufacture of a Licensed Compound or Licensed Product, which invention, discovery, development or modification in each case (a) is conceived or developed by Licensee or any of its Affiliates or any of its or their Sublicensees in the course or as a result of Development, Manufacture or other Exploitation of any Licensed Compound or Licensed Product or (b) both (i) is conceived or developed by a Third Party contractor on behalf of Licensee or any of its Affiliates or any of its or their Sublicensees in the course or as a result of Development, Manufacture or other Exploitation of any Licensed Compound or Licensed Product and (ii) is Controlled by Licensee or any of its Affiliates or any of its or their Sublicensees.

1.118. “PHSA” means the Public Health Service Act as set forth at 42 U.S.C. Chapter 6A, as may be amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto).

1.119. “Pivotal Trial” means a human clinical trial (whether or not a Phase III Clinical Trial) of a pharmaceutical product that is prospectively designed to, together with prior data and information concerning such product, (a) establish that such product is safe and effective for its intended use in any indication, and (b) form the primary basis (alone or with one or more additional Pivotal Trials) of an effectiveness claim in support of an initial Regulatory Approval for such product in the United States for any indication or its foreign counterpart.

1.120. “Product Labeling” means, with respect to a Licensed Product in a country in the Territory, (a) the Regulatory Authority-approved full prescribing information for such Licensed Product for such country, including any required patient information and (b) all labels and other written, printed or graphic matter upon a container, wrapper or any package insert utilized with or for such Licensed Product in such country.

1.121. “Product Trademarks” means the Trademark(s) with respect to any Licensed Product used or to be used by Licensee or its Affiliates or its or their Sublicensees for the Commercialization of Licensed Products in the Territory and any registrations thereof or any pending applications relating thereto in the Territory, including any unregistered Trademark rights related to the Licensed Products as may exist through use before, on or after the Effective Date (excluding, in any event, any Licensed Trademarks, MedImmune Corporate Names, Licensee Corporate Names and any Trademarks that consist of or include any corporate name or corporate logo of the Parties or their Affiliates or its or their (sub)licensees (or Sublicensees)).

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.122. “Promotional Materials” means all written, printed, electronic or graphic material created, utilized or distributed by Licensee or any of its Affiliates or its or their Sublicensees or Third Party contractors for the promotion, sale or marketing of Licensed Products.

1.123. “Proposed Product Positioning Principles” has the meaning set forth in Section 3.10.

1.124. “Redacted Agreement” has the meaning set forth in Section 6.2.7.

1.125. “Regulatory Approval” means, with respect to a particular Licensed Product and a particular country in the Territory, any and all approvals (including approvals of Drug Approval Applications), licenses, registrations or authorizations of any Regulatory Authority necessary to commercially distribute, sell or market such Licensed Product in such country, including, where applicable, (a) pricing or reimbursement approval in such country, (b) pre- and post-approval marketing authorizations (including any prerequisite Manufacturing approval or authorization related thereto), and (c) labeling approval.

1.126. “Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entities regulating or otherwise exercising authority with respect to the Exploitation of any Licensed Compound or Licensed Products in the Territory, including the FDA in the United States and the EMA in the European Union.

1.127. “Regulatory Documentation” means: all (a) applications (including all INDs and Drug Approval Applications), registrations, licenses, authorizations and approvals (including Regulatory Approvals); (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all adverse event files and complaint files; and (c) clinical and other data contained or relied upon in any of the foregoing; in each case ((a), (b) and (c)) relating to any Licensed Compound or Licensed Product.

1.128. “Regulatory Exclusivity Period” means, with respect to a Licensed Product in a country in the Territory, any period of exclusivity (other than Patent exclusivity) granted or afforded by Applicable Law or by a Regulatory Authority in such country that confers exclusive marketing rights with respect to such Licensed Product in such country.

1.129. “Representatives” has the meaning set forth in Section 7.4.

1.130. “Responsible Party” has the meaning set forth in Section 5.2.5.

1.131. “Royalty Term” means, with respect to each Licensed Product and each country in the Territory, the period beginning on the date of the First Commercial Sale of such

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Licensed Product in such country and ending on the latest to occur of (a) the tenth (10th) anniversary of the First Commercial Sale of such Licensed Product in such country, (b) the expiration of the last-to-expire Licensed Patent covering the manufacture, use or sale of such Licensed Product in such country, and (c) the expiration of Regulatory Exclusivity Period, if any, for such Licensed Product in such country.

1.132. “Safety/Efficacy Issue” means, with respect to a Licensed Product: (a) a Regulatory Authority or safety data review board for the clinical trials of such Licensed Product has required (i) termination or suspension of all clinical trials of such Licensed Product in a country due to safety issues or (ii) following approval of a Drug Approval Application for a Licensed Product in a country, a Regulatory Authority withdraws such approval in such country due to safety issues, in each case ((i) and (ii)) for reasons related to a Licensed Compound and not, for example, due to Other Actives contained in such Licensed Product or to Manufacturing-related deficiencies or defects (in either case ((i) or (ii)), a “Market-Specific Safety/Efficacy Issue” with respect to the applicable country); or (b) it is reasonably determined that (i) the medical risk/benefit of such Licensed Product is so unfavorable that it would be incompatible with the welfare of patients to Develop or Commercialize (or to continue to Develop or Commercialize) such Licensed Product or (ii) the efficacy of such Licensed Product, as evidenced by the ability of a Licensed Compound to bind to or inactivate antiplatelet efficacy of the Ticagrelor Compound or its active metabolite, is so minimal that it would not be commercially reasonable to continue to Develop such Licensed Product, in each case ((i) and (ii)) for reasons related to a Licensed Compound and not, for example, due to Other Actives contained in such Licensed Product or to Manufacturing-related deficiencies or defects (in either case ((i) or (ii)), a “Global Safety/Efficacy Issue”).

1.133. “Safety Team” has the meaning set forth in Section 3.4.4(a).

1.134. “Sale Transaction” has the meaning set forth in Section 10.3.1.

1.135. “Section 9.2.1(a) Notice Period” has the meaning set forth in Section 9.2.1(a).

1.136. “Section 9.2.1(a) Termination Notice” has the meaning set forth in Section 9.2.1(a).

1.137. “Section 9.2.1(b) Notice Period” has the meaning set forth in Section 9.2.1(b).

1.138. “Section 9.2.1(b) Termination Notice” has the meaning set forth in Section 9.2.1(b).

1.139. “Section 9.2.4 Matter” has the meaning set forth in Section 9.2.4(a).

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.140. “Senior Officer” means, with respect to MedImmune, its senior representative for the cardiovascular therapy area and with respect to Licensee, its Chief Executive Officer.

1.141. “Serious Adverse Event” has the meaning set forth in Section 3.4.4(e).

1.142. “Spontaneous Adverse Event” has the meaning set forth in Section 3.4.4(c).

1.143. “Standby License” has the meaning set forth in Section 2.3.2.

1.144. “Standby License Request” has the meaning set forth in Section 2.3.2.

1.145. “Strategic Transaction” has the meaning set forth in Section 10.4.1.

1.146. “Sublicense” means a sublicense under the grants in Section 2.1.

1.147. “Sublicensee” means a Third Party that is granted a Sublicense, but excluding any Excluded Distributor.

1.148. “Surviving Sublicense” has the meaning set forth in Section 2.3.2.

1.149. “Surviving Sublicense Requirements” has the meaning set forth in Section 2.3.2.

1.150. “Technical Services” means the activities performed, and the deliverables provided, by or on behalf of MedImmune pursuant to Section 3.1.1, Section 3.1.2, Section 3.1.3, Section 3.1.4, Section 3.1.5 and the last sentence of Section 5.2.2. For the avoidance of doubt, the Technical Services specifically exclude (a) MedImmune’s review of and comment on Development Plans, Commercialization Plans, Promotional Materials, and Licensee’s medical materials, (b) MedImmune’s drafting and negotiation of the Pharmacovigilance Agreement, (c) MedImmune’s review of and comment on Licensee’s Patent prosecution, maintenance, enforcement and defense activities, (d) MedImmune’s exercise of any other review and comment rights under this Agreement.

1.151. “Technical Services Costs” means the FTE Costs and Out-of-Pocket Expenses that are incurred by MedImmune or its Affiliate on or after the Effective Date in performing the Technical Services; provided, however, that with respect to the Technical Services set forth in Section 3.1.1, Technical Services Costs shall not include any FTE Costs with respect to such Technical Services. For the avoidance of doubt, the Technical Services Costs specifically exclude any labor costs, out-of-pocket expenses, or other costs or expenses incurred by MedImmune or its Affiliate in: (a) reviewing and commenting on Development Plans, Commercialization Plans, Promotional Materials, and Licensee’s medical materials, (b) drafting and negotiating the Pharmacovigilance Agreement, (c) reviewing and commenting

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

on Licensee’s Patent prosecution, maintenance, enforcement and defense activities, and (d) exercising any other review and comment rights of MedImmune under this Agreement.

1.152. “Technical Transfer Documents” has the meaning set forth in Section 3.1.1.

1.153. “Term” has the meaning set forth in Section 9.1.

1.154. “Terminated Territory” means each country or Market with respect to which this Agreement is terminated by MedImmune pursuant to Section 9.2.1(b) or by Licensee pursuant to Section 9.2.4(d)(i), Section 9.2.4(d)(iii) or Section 9.2.5, or if this Agreement is terminated in its entirety, the entire Territory.

1.155. “Terminated Territory Discussion Period” has the meaning set forth in Section 9.4.3(d)(i).

1.156. “Termination Discussion Period” has the meaning set forth in Section 9.4.2(d)(i).

1.157. “Termination Notice” means the Section 9.2.1(a) Termination Notice or the Section 9.2.1(b) Termination Notice, as applicable.

1.158. “Territory” means the entire world, other than the Terminated Territory.

1.159. “Third Party” means any Person other than MedImmune, Licensee and their respective Affiliates.

1.160. “Third Party Acquirer” has the meaning set forth in Section 10.3.1.

1.161. “Third Party Claims” has the meaning set forth in Section 8.1.

1.162. “Third Party Infringement Claim” has the meaning set forth in Section 5.4.

1.163. “Third Party Patent Right” has the meaning set forth in Section 4.5.3(c).

1.164. “Ticagrelor Compound” means  (1S,2S,3R,5S)-3-[7-{[(1R,2S)-2-(3,4-difluorophenyl)cyclopropyl]amino}-5-(propylthio) -3H-[1,2,3]-triazolo[4,5-d]pyrimidin-3-yl]-5-(2-hydroxyethoxy)cyclopentane-1,2-diol.

1.165. “Trademark” means any word, name, symbol, color, shape, designation or any combination thereof, including any trademark, service mark, trade name, brand name, sub-brand name, trade dress, product configuration rights, program name, delivery form name, certification mark, collective mark, logo, tagline, slogan, design or business symbol, that functions as an identifier of source, origin or quality, whether or not registered, and all statutory

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and common law rights therein and all registrations and applications therefor, together with all goodwill associated with, or symbolized by, any of the foregoing.

1.166. “Trademark License Agreement” has the meaning set forth in Section 2.6.

1.167. “Transferred Inventory” has the meaning set forth in Section 3.1.2.

1.168. “United States” or “U.S.” means the United States of America and its territories and possessions (including the District of Columbia and Puerto Rico).

1.169. “Valid Claim” means (a) a claim of any issued and unexpired Patent whose validity, enforceability or patentability has not been affected by (i) irretrievable lapse, abandonment, revocation, dedication to the public or disclaimer or (ii) a holding, finding or decision of invalidity, unenforceability or non-patentability by a court, governmental agency, national or regional patent office or other appropriate body that has competent jurisdiction, such holding, finding or decision being final and unappealable or unappealed within the time allowed for appeal, or (b) a claim of a pending Patent application that was filed and is being prosecuted in good faith and has not been intentionally abandoned without the possibility of reinstatement and that has been pending for less than seven (7) years from the filing date from which such claim takes priority. If a claim of a patent application that ceased to be a Valid Claim under clause (b) of the preceding sentence because of the passage of time later issues as a part of a patent within clause (a) of the preceding sentence, then it shall again be considered a Valid Claim effective as of the issuance of such patent.

1.170. “VAT” has the meaning set forth in Section 4.8.3.

1.171. [***] means [***].

1.172. “Withholding Taxes” has the meaning set forth in Section 4.8.1.

ARTICLE 2

GRANT OF RIGHTS

2.1. Grants to Licensee. Subject to Section 2.3 and Section 2.4 and the other terms and conditions of this Agreement, MedImmune hereby grants to Licensee an exclusive (including with regard to MedImmune and its Affiliates) license, with the right to grant sublicenses in accordance with Section 2.3, under the Licensed Know-How, Licensed Patents, and MedImmune’s interest in Joint Inventions and Joint Patents, solely to Exploit the Licensed Compounds and Licensed Products in the Field in the Territory and for no other purpose; provided, however, that the license granted to Licensee in this Section 2.1 shall include each Additional Compound solely to the extent that Licensee complies with Section 2.4.4 with respect to such Additional Compound and only for as long as such Additional Compound is not an Excluded Compound.

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2.2. Grants to MedImmune. Licensee hereby grants to MedImmune and its Affiliates: (a) a worldwide, non-exclusive, royalty-free, irrevocable license and right of reference, with the right to grant sublicenses through multiple tiers of sublicensees and further rights of reference under Licensee’s interests in the Assigned Regulatory Documentation and the Licensee Regulatory Documentation; and (b) a non-exclusive license, with the right to grant sublicenses through multiple tiers of sublicensees, to use the Product Trademarks (as such use is approved by Licensee in advance in writing, such approval not to be unreasonably withheld, conditioned or delayed), in each case ((a) and (b)), solely (x) to Exploit the AstraZeneca Product and any AstraZeneca Product Improvements and (y) to perform or exercise MedImmune’s obligations or rights under this Agreement and for no other purpose.

2.3. Sublicenses.

2.3.1. In General. Licensee shall have the right to grant sublicenses (or further rights of reference), through multiple tiers of sublicensees, under the license and rights of reference granted in Section 2.1, to its Affiliates and Third Parties; provided that any such sublicenses shall be consistent with, and expressly made subject to, the terms and conditions of this Agreement. Licensee shall cause each Sublicensee to comply with the applicable terms and conditions of this Agreement to the same extent as applicable to Licensee hereunder (in each case, regardless of whether a particular term or condition of this Agreement makes express reference to Sublicensees), including, for clarity, Section 2.5.2, Section 3.5.5, Section 3.5.6, Section 3.5.7, Section 5.1.2, Section 5.1.6, Section 6.4, Section 6.5, Section 9.4.2 and Section 9.4.3. Licensee hereby (a) guarantees the performance of its Affiliates and Sublicensees and the grant of any such sublicense shall not relieve Licensee of its obligations under this Agreement, except to the extent they are satisfactorily performed by such Affiliate or Sublicensee and (b) waives any requirement that MedImmune exhaust any right, power or remedy, or proceed against any Affiliate or Sublicensee for any obligation or performance under this Agreement prior to proceeding directly against Licensee. A copy of any sublicense agreement executed by Licensee pursuant to which Licensee sublicenses any license or rights of reference granted hereunder shall be provided to MedImmune within [***] after its execution; provided that the terms of any such sublicense agreement to the extent not pertinent to an understanding of a Party’s obligations or benefits under this Agreement may be redacted.

2.3.2. Selected Sublicense Arrangements. Prior to entering into any sublicense with any Third Party pursuant to Section 2.3.1 with respect to the U.S., EU Market or China, Licensee shall have the right, at its election, to request that MedImmune consider in good faith agreeing to provide such proposed Sublicensee with certain rights, including, as appropriate, a direct standby license of applicable intellectual property rights, to enable such proposed Sublicensee to retain its role with respect to the Licensed Products in such Market following termination of this Agreement by MedImmune pursuant to Section 9.2.1 or Section 9.2.2 in its entirety, or by MedImmune pursuant to Section 9.2.1 with respect to such Market, as applicable (such rights, collectively, a “Standby License”). Licensee may make such request by written notice to MedImmune, which notice shall identify the proposed Sublicensee

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and the scope of the Sublicense that Licensee proposes to grant to such proposed Sublicensee (a “Standby License Request”). If Licensee delivers a Standby License Request to MedImmune, the Parties shall promptly engage in good faith discussions with Licensee regarding the terms and conditions pursuant to which MedImmune would consider agreeing to grant such Standby License, which terms and conditions shall at a minimum include the following ((a) through (f), collectively, the “Surviving Sublicense Requirements”):

(a) an agreement by the proposed Sublicensee that, following such termination of this Agreement, such proposed Sublicensee will perform and continue to perform the relevant activities with respect to the Licensed Product(s) proposed to be sublicensed to it that Licensee would have been obligated to perform under this Agreement with respect to such Licensed Product(s) under this Agreement in the absence of such termination of this Agreement, in each case in the applicable Market(s) or to the extent otherwise reasonably necessary to enable Exploitation of the Licensed Product(s) for such Market(s);

(b) that MedImmune will not be required to assume any obligations or liabilities in respect of such Sublicense that are in addition to, or greater in scope than, MedImmune’s obligations or liabilities set forth in this Agreement, unless MedImmune otherwise agrees in writing;

(c) an express acknowledgment and agreement by such proposed Sublicensee that, following such termination of this Agreement, the obligations of Licensee under this Agreement and the Pharmacovigilance Agreement (i) to the extent applicable to the rights and licenses granted to such Sublicensee and required by MedImmune pursuant to the Surviving Sublicense will be direct obligations of such Sublicensee to MedImmune (and that, without limitation to Section 9.6, termination of this Agreement in its entirety or in a Terminated Territory with respect to Licensee will not terminate such obligations with respect to such Sublicensee), and (ii) MedImmune will have the right to enforce (x) such obligations and (y) any terms of this Agreement which are otherwise applicable to such Sublicensee, in each case ((x) and (y)) directly against such Sublicensee;

(d) that, effective upon termination of this Agreement by MedImmune pursuant to Section 9.2.1 or Section 9.2.2, (i) any payment obligations to Licensee arising after such termination under such Sublicense in consideration for such Sublicense will become direct payment obligations of such Sublicensee to MedImmune, directly payable to MedImmune (it being understood, however, that, except with respect to any payments due as compensation for any performance obligations that MedImmune elects to assume or perform in connection with a Standby License, MedImmune would not be entitled to receive payments due to Licensee under such sublicense that are for value other than, and not in consideration for, such Sublicense– e.g., payments of Licensee’s fully-burdened cost of performing bona fide research and development activities for or with such Sublicensee, reimbursements of reasonable and documented external costs incurred by Licensee in performing such activities, and payments for

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equity or debt securities of Licensee or any of its Affiliates), and (ii) MedImmune will have the right to enforce such obligations directly against such Sublicensee;

(e) that in the event of any subsequent termination of any such Sublicense, MedImmune will automatically receive from such Sublicensee the full scope of rights provided in Section 9.4.2 or 9.4.3, as applicable, with respect to the applicable Licensed Product(s) in the applicable Market(s) as if such Sublicensee were subject to such terms without qualifying as having a “Surviving Sublicense” as such term is used in such sections; and

(f) that any rights afforded to such Sublicensee under any Standby License will require that any such Sublicensee remain in compliance with this Agreement and the applicable Sublicense.

MedImmune shall consider any such Standby License Request in good faith and shall provide Licensee with its decision as to whether MedImmune agrees to provide such Standby License within [***] from delivery of the applicable Standby License Request. MedImmune shall not unreasonably withhold, condition, or delay its agreement with respect to the grant of a Standby License (it being understood, without limitation, that MedImmune may not condition its agreement with respect to such Standby License on the payment by Licensee, its Affiliate or the applicable Third Party of any additional financial consideration to MedImmune or any of its Affiliates beyond the payments negotiated between Licensee and such Third Party except as compensation for any additional performance obligations that MedImmune elects to assume or perform); provided, however, that MedImmune shall retain sole discretion to withhold agreement with respect to any other grant of rights in connection therewith or the assumption of any obligations or liabilities in addition to, or that are greater in scope than, MedImmune’s obligations or liabilities set forth in this Agreement but shall not unreasonably delay its response to any such Standby License Request. Any Standby License (or other rights) granted by MedImmune to a proposed Sublicensee pursuant to this Section 2.3.2 shall be deemed a “Surviving Sublicense”. In addition, in the event that MedImmune agrees to grant a Standby License to any Sublicensee with respect to a country other than the U.S., a country in the EU Market or China, then upon entering into such agreement, such agreement shall also be referred to as a Surviving Sublicense for purposes of this Agreement.

2.3.3. Acknowledgments Regarding Sublicensing.

(a) MedImmune acknowledges that Licensee’s ability to comply with its diligence obligations under Sections 3.3.1 and 3.5.1 with respect to Licensed Products in the Field in each of the EU Market and China may depend on its ability to grant Sublicenses to Third Parties in such Markets.

(b) MedImmune further acknowledges that if (i) Licensee delivers a Standby License Request to MedImmune requesting MedImmune’s agreement to grant a Standby License to a bona fide proposed Sublicensee of Licensed Products in the Field in the EU Market or China that is both willing to agree to terms and conditions of Sublicense that

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would comply with the requirements of Section 2.3.1 and the Surviving Sublicense Requirements, and unwilling to enter into a Sublicense agreement with Licensee for such Market without such Standby License, and (ii) MedImmune does not agree to grant such Standby License, or does not respond to such Standby License Request, or does not engage in good faith discussions with Licensee regarding such Standby License within [***] of such Standby License Request, such refusal by MedImmune may impede the Development and Commercialization of Licensed Products in the Field in such Market and have an adverse effect on Licensee’s timelines for such Development and Commercialization.

2.4. Retention of Rights; Limitations Applicable to License Grants.

2.4.1. Retained Rights of MedImmune. Notwithstanding anything to the contrary in this Agreement and without limitation of any rights granted or reserved to MedImmune pursuant to any other term or condition of this Agreement, MedImmune hereby expressly retains, on behalf of itself and its Affiliates (and on behalf of its licensors, (sub)licensees and contractors) the non-exclusive right under the Licensed Know-How and Licensed Patents, in each case for MedImmune and its Affiliates (a) to (i) perform MedImmune’s obligations and to exercise their respective rights under this Agreement, (ii) Exploit the AstraZeneca Product in any field (including the Field) anywhere in the Territory and (iii) subject to Section 2.5.1, Exploit any compound or product other than any Licensed Compound or Licensed Product and (b) without limitation to clause (a), in the case of Licensed Know-How, subject to Section 2.5.1, to Exploit any compound other than (x) MEDI2452 or (y) any compound claimed in the Licensed Patents or, in each case ((x) and (y)), any product containing a compound covered by clause (x) or (y).

2.4.2. No Other Rights Granted by MedImmune. Except as expressly provided herein, MedImmune grants no other right or license, including any rights or licenses to the Licensed Know-How, the Licensed Patents, the MedImmune Corporate Names, or any other Patent, Trademark or other intellectual property rights not otherwise expressly granted herein. Without limitation to the foregoing, the Parties agree that the rights and licenses granted to Licensee under this Agreement do not include rights or licenses to develop, manufacture or commercialize, or otherwise Exploit, the Ticagrelor Compound or any AstraZeneca Product for any purpose.

2.4.3. No Other Rights Granted by Licensee. Except as expressly provided herein, Licensee grants no other right or license, including any rights or licenses to the PhaseBio Know-How, PhaseBio Patents, Licensee Termination Patents, Licensee Termination Know-How, the Assigned Regulatory Documentation, the Licensee Regulatory Documentation, the Product Trademarks, or any other Patent, Trademark or other intellectual property rights not otherwise expressly granted herein.

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2.4.4. Rights with Respect to Additional Compounds. Notwithstanding the license grants in Section 2.1, Licensee shall have the right and license to Exploit Additional Compounds solely in accordance with this Section 2.4.4.

(a) In the event that Licensee has continued to satisfy its obligations pursuant to Section 3.3.1 to use Commercially Reasonable Efforts to Develop MEDI2452, and MEDI2452 is advancing through clinical development, or in the event that a Drug Approval Application for MEDI2452 has received Regulatory Approval in one or more Markets, Licensee may (directly, or indirectly through one or more Affiliates or Sublicensees), on at least [***] prior written notice to MedImmune at its sole expense, and while continuing to pursue Development, Regulatory Approval and Commercialization of MEDI2452 in accordance with this Agreement, also Exploit one or more Additional Compounds (and Licensed Products containing any such Additional Compound(s)) under and in accordance with this Agreement; provided that such Exploitation does not adversely affect the clinical development of, or obtaining or maintaining regulatory approval for, MEDI2452, including the timelines with respect thereto.

(b) In the event a Safety/Efficacy Issue occurs or exists with respect to MEDI2452, then Licensee shall so notify MedImmune and Licensee may, with MedImmune’s prior written consent, not to be unreasonably withheld, conditioned or delayed, at its sole expense, elect to Exploit one or more Additional Compounds (and Licensed Products containing any such Additional Compound(s)) under and in accordance with this Agreement.

(c) Without limitation to Section 2.4.4(a) or Section 2.4.4(b) or Licensee’s reporting and other obligations with respect to Licensed Compounds under Article 3, at least [***] prior to any IND filing by or on behalf of Licensee (or any Affiliate or Sublicensee) with respect to any Additional Compound, Licensee shall (i) identify to MedImmune the protein sequence of the applicable antibody or antibody fragment and (ii) provide to MedImmune such evidence or other documentation demonstrating that such antibody or antibody fragment satisfies the definition of an Additional Compound. If MedImmune reasonably determines that such antibody or antibody fragment does not satisfy the definition of an Additional Compound and so notifies Licensee in writing, or if Licensee fails to identify to MedImmune the protein sequence of, or provide to MedImmune the evidence or other documentation with respect to, such antibody or antibody fragment pursuant to the foregoing sentence, such antibody or antibody fragment shall automatically be deemed to be excluded from the definition of an Additional Compound and the license grants under Section 2.1 unless MedImmune otherwise expressly agrees pursuant to an amendment to this Agreement entered into pursuant to Section 10.10. Each antibody or antibody fragment that is deemed to be so excluded pursuant to the foregoing sentence from and after such exclusion shall be an “Excluded Compound”.

(d) Without limitation to Section 2.4.1 or Section 2.4.2 or any other term or condition of this Agreement, Licensee covenants to MedImmune that, subject

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to Section 2.4.4(a) and Section 2.4.4(b), none of Licensee, any of its Affiliates or its or their successors or any Sublicensee, directly or indirectly shall Exploit any Excluded Compound or any product containing an Excluded Compound. In the event of Licensee’s breach of this Section 2.4.4, without limitation to any claim for damages or other right or remedy of MedImmune hereunder or at law or in equity, Licensee shall pay to MedImmune, in relation to any such Excluded Compound and any product containing an Excluded Compound or any Exploitation thereof, an amount equal to the milestones and royalties that would have otherwise been payable pursuant to Article 4 as if such Excluded Compound or product was a Licensed Product hereunder. For clarity, nothing contained herein is intended to imply, and shall not be construed, to grant to Licensee any license rights to Exploit any Excluded Compound or use any Licensed Compound for any purpose in connection with any product other than a Licensed Product.

2.4.5. Licensed Know-How. MedImmune has used good faith efforts to identify and set forth on Schedule 1.79 all of the material Information Controlled by MedImmune and its Affiliates that satisfies all of clauses (a), (b) and (c) as follows: (a) is in the possession and Control of MedImmune or its Affiliates and can be transferred to Licensee, (b) was generated by MedImmune or any of its Affiliates and was actually used by MedImmune or any of its Affiliates, in each case in the conduct of MedImmune’s and its Affiliates’ development program for MEDI2452 prior to the Effective Date and (c) is reasonably necessary for the further Development of, or to obtain or maintain any Patent with respect to, MEDI2452 or any Licensed Product containing MEDI2452 as each exists as of the Effective Date. In the event that, within [***] following the Effective Date, Licensee reasonably determines that MedImmune omitted any such material Information from Schedule 1.79, Licensee’s sole and exclusive remedy with respect to such omission shall be for MedImmune to transfer to Licensee the applicable Information. Licensee acknowledges and agrees that (i) neither the Licensed Know-How nor the Technical Transfer Documents are intended to, and shall not be construed to, convey, license or otherwise transfer to Licensee any rights with respect to Information owned by or in the possession of [***] and the Licensed Know-How excludes any such Information and (ii) the Licensed Know-How excludes any research, discovery or development tools or technology, including Information with respect to any such research, discovery or development tools or technology used by MedImmune in relation to: (A) MEDI2452 or (B) any anti-ticagrelor antibody or antibody fragment other than MEDI2452 that is covered or claimed by the Licensed Patents.

2.5. Exclusivity.

2.5.1. Exclusivity Commitment of MedImmune. Subject to Section 3.3.1(e) and Sections 10.3 and 10.4, during the applicable Exclusive Period, MedImmune shall not, and shall cause its Affiliates not to, either by itself or through a Third Party, conduct human clinical trials of, or sell, offer for sale or have sold, any Competing Product. Notwithstanding the foregoing, (a) nothing herein is intended to prevent, or shall be construed as preventing, MedImmune or its Affiliates from performing its regulatory obligations

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with respect to the AstraZeneca Product and (b) if with respect to any country, (i) in order to obtain or maintain regulatory approval for the AstraZeneca Product in such country a Regulatory Authority requires that a product that acts as an antidote to, or neutralizes, abrogates or reverses the antiplatelet activity of the Ticagrelor Compound be developed or commercialized in such country, and (ii) MedImmune has provided Licensee an opportunity for the Parties to discuss in good faith but the Parties have not reached agreement as to whether, and the terms on which, MedImmune would be granted the right to Develop, obtain and maintain Regulatory Approval for and commercialize a Licensed Product in such country pursuant to Section 3.3.1(e), then MedImmune or its Affiliate shall be permitted to conduct human clinical trials for, and sell, offer for sale and have sold, a Competing Product in such country unless Licensee can reasonably demonstrate that Licensee (x) is continuing to Develop, and (y) has used and is continuing to use Commercially Reasonable Efforts to Develop, in each case ((x) and (y)) a Licensed Compound and a Licensed Product for such country, including taking all necessary steps to obtain and maintain Regulatory Approval with respect to such Licensed Product in such country.

2.5.2. Exclusivity Commitment of Licensee. During the applicable Exclusive Period, Licensee shall not, and shall cause its Affiliates and Sublicensees not to, either by itself or through a Third Party, conduct human clinical trials of, or sell, offer for sale or have sold:

(a) any Competing Product (other than a Licensed Compound or Licensed Product) alone or in combination (whether fixed dose or co-packaged) with one (1) or more other active ingredients;

(b) any combination (whether fixed dose or co-packaged) with one (1) or more other active ingredients of Licensed Compound or Licensed Product and a Competing Product;

(c) any agent that is intended as an antidote to, or is intended to neutralize, abrogate or reverse the antiplatelet activity of, (i) any Brilinta Competing Product alone or in combination (whether fixed dose or co-packaged) with one (1) or more other active ingredients or (ii) both the Ticagrelor Compound and a Brilinta Competing Product;

(d) without limitation to the foregoing, any agent with dual activity as (i) an antidote to, or for use as an agent to neutralize, abrogate or reverse the antiplatelet activity of, the Ticagrelor Compound and (ii) an antidote to, or for use as an agent to neutralize, abrogate or reverse the antiplatelet activity of, any Brilinta Competing Product; or

(e) any Brilinta Competing Product.

2.6. Trademark License Agreement. No later than the date on which Licensee files the first Drug Approval Application with respect to any Licensed Product, or such earlier date as the Parties may mutually agree, upon the request of either Party, the Parties shall negotiate in good faith the terms and conditions of a trademark license agreement (the

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“Trademark License Agreement”) pursuant to which MedImmune would grant Licensee a non-exclusive license (or sublicense), with the right to grant sublicenses as approved by MedImmune in advance in writing (such approval not to be unreasonably withheld, conditioned or delayed), to use the Licensed Trademarks (a) to make additional submissions to Regulatory Authorities with respect to obtaining and maintaining Regulatory Approval with respect to a Licensed Product, (b) in Promotional Materials that comply with Section 3.5.6, and (c) as may be otherwise approved by MedImmune in advance in writing. In addition to such other terms and conditions as may be agreed by the Parties, any such Trademark License Agreement shall include (i) a list of the Licensed Trademarks, which may be updated by MedImmune from time to time on written notice to Licensee, and (ii) the jurisdictions in or for which each such Licensed Trademark may be used. No royalties or other payments in addition to those set forth in Article 4 shall be due by Licensee in respect of any license granted pursuant to the Trademark License Agreement.

ARTICLE 3

MANUFACTURING, DEVELOPMENT, REGULATORY

AND COMMERCIALIZATION ACTIVITIES

3.1. Technical Services.

3.1.1. Technical Transfer. As promptly as practicable after the Effective Date, but in any event within [***] after the Effective Date, MedImmune shall transfer, or shall cause to be transferred, to Licensee via the electronic data room established by MedImmune in connection with the negotiation of this Agreement or any other method as mutually agreed between the Parties copies of the technical documents set forth on Schedule 3.1.1 (the “Technical Transfer Documents”). MedImmune shall ensure that such technical documents in the electronic data room are downloadable and printable and that downloaded and printed versions of such technical documents do not bear any watermark. For clarity, MedImmune shall have no obligation to perform a Manufacturing technology transfer with respect to any Licensed Compound or Licensed Product; provided, however, that the transfer pursuant to this Section 3.1.1 includes the identification of, and written documentation with respect to, the assay(s) used for stability testing of MEDI2452, in each case to the extent included in the Technical Transfer Documents. MedImmune provides no assurances or guarantee that the Technical Transfer Documents alone will, following such transfer, enable Licensee to Manufacture successfully any Licensed Compound or any Licensed Product.

3.1.2. Transfer of Existing Inventory and GLP Samples. Subject to the terms and conditions of this Agreement, effective as of the Effective Date, MedImmune shall, or shall cause its applicable Affiliates to convey and assign to Licensee or its designee, and Licensee shall accept from MedImmune or such Affiliates, (a) the inventory of existing MEDI2452 drug substance and drug product, drug product reference standards, stability study samples and IVSS bag protectant solely with respect to inventory owned by and in the possession of MedImmune (the “Transferred Inventory”), which Transferred Inventory as of

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the Effective Date is set forth on Schedule 3.1.2(a) and (b) the existing GLP toxicology samples of MEDI2452 (the “GLP Samples”), including those located at Cryostore, Greenwich London, which GLP Samples existing as of the Effective Date are set forth on Schedule 3.1.2(b). Unless otherwise agreed, MedImmune shall continue to arrange for the storage of the GLP Samples at a Third Party contractor’s facility for a period of up to [***] following the Effective Date and Licensee shall reimburse MedImmune for any reasonable costs incurred in connection with such storage within [***] after receipt of an invoice therefor. Licensee acknowledges that neither the Transferred Inventory nor the GLP Samples are intended for commercial sale. Licensee shall use the Transferred Inventory and GLP Samples solely for Development purposes. Licensee shall, pursuant to Section 4.3, reimburse MedImmune for its Technical Services Costs incurred in connection with such transfer and storage, including the packaging, documentation production, releasing and other Manufacturing activities performed by MedImmune or its Affiliates in connection with the transfer of the Transferred Inventory and GLP Samples to Licensee. Licensee shall arrange for shipping of the Transferred Inventory and GLP Samples (following any storage period) at Licensee’s cost. Within [***] after the Effective Date, with respect to the Transferred Inventory, and at such time prior to the first anniversary of the Effective Date as Licensee has made suitable arrangements to receive delivery of the GLP Samples, with respect to the GLP Samples, MedImmune shall deliver or have delivered the Transferred Inventory or GLP Samples, as applicable to Licensee EXW (as defined in Incoterms 2010) MedImmune’s Third Party vendor’s warehouses set forth on Schedule 3.1.2(a) or (b), as applicable. Notwithstanding the foregoing or any other term or condition of this Agreement, Licensee acknowledges and agrees that MedImmune shall have no liability to Licensee with respect to, and shall have no obligation to replace, any Transferred Inventory, GLP Samples or any quantities of active metabolite provided under Section 3.3.1(d) that are lost or destroyed, or spoil or expire, prior to delivery to Licensee.

3.1.3. [***] Manufacturing. Licensee shall be solely responsible for (a) obtaining from [***] any documentation with respect to the Manufacturing process utilized by [***] for the supply of Licensed Compounds and Licensed Products (including material batch records, cell bank testing results, and upstream process development reports), and (b) negotiating a license, supply or other agreement with [***] for continued Development and Manufacturing with respect to Licensed Compounds and Licensed Products.

3.1.4. IND Deliverables. As promptly as practicable after the Effective Date, but in any event within [***] after the Effective Date, MedImmune shall deliver to Licensee the deliverables set forth on Schedule 3.1.4 for Licensee’s use in preparing an IND with respect to Licensed Product. Licensee shall, pursuant to Section 4.3, reimburse MedImmune for its Technical Services Costs incurred after the Effective Date in preparing and delivering such deliverables.

3.1.5. Consultation with MedImmune. Licensee shall have the right for a period of [***] after the Effective Date to request reasonable consultation with relevant employees of MedImmune or its Affiliates with respect to the Licensed Compounds or Licensed

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Products, which consultation shall be provided at MedImmune’s discretion, not to be unreasonably withheld; provided that such consultation shall not materially disrupt MedImmune’s business. Licensee shall, pursuant to Section 4.3, reimburse MedImmune for its Technical Services Costs incurred in connection with any such consultation. MedImmune expressly disclaims any representation or warranty with respect to any consultation or any Information provided in connection therewith by MedImmune or its Affiliates.

3.1.6. Limitation of MedImmune Support and FTEs. Except to the extent specifically included in the Technical Services or expressly set forth in the preceding provisions of this Section 3.1 or the last sentence of Section 5.2.2, MedImmune shall have no obligation to provide transition or other support with respect to the Technical Transfer Documents, the Licensed Patents, the Licensed Know-How, the Assigned Regulatory Documentation, any Licensed Compound or Licensed Product or otherwise. Notwithstanding anything to the contrary hereunder, unless otherwise agreed by the Parties in writing, MedImmune shall not be required to perform Technical Services (a) after the Effective Date in excess of [***] in the aggregate or (b) after [***]the Effective Date, nor shall Licensee be obligated to compensate MedImmune for Technical Services in excess of one (1) FTE in the aggregate.

3.2. Manufacturing. From and after the Effective Date, subject to MedImmune’s retained rights under Section 2.4.1, as between the Parties, Licensee shall be solely responsible for all aspects of the Manufacturing of Licensed Compounds and Licensed Products in the Field in the Territory at Licensee’s own cost and expense. For clarity, MedImmune shall not be required to provide any support with respect to Manufacturing other than those obligations of MedImmune expressly provided in Section 3.1. Licensee shall use Commercially Reasonable Efforts to Manufacture Licensed Compounds and Licensed Products in sufficient quantities for the conduct of the Development Plans and Commercialization Plans and to otherwise comply with its obligations under this Agreement.

3.3. Development.

3.3.1. Diligence.

(a) After the Effective Date, subject to MedImmune’s retained rights under Section 2.4.1 and to Section 3.3.3, and except as set forth in Section 3.3.1(d), as between the Parties, Licensee shall be solely responsible for all aspects of the Development of Licensed Compounds and Licensed Products in the Field in the Territory at Licensee’s own cost and expense, including (i) obtaining any quantities of the AstraZeneca Product required for Licensee’s Development activities from commercially available channels; (ii) identifying and engaging a contract research organization or other vendor to perform testing of Licensed Compound drug substance or drug product; and (iii) sourcing an assay reagent for the performance of stability assays.

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(b) Licensee shall use Commercially Reasonable Efforts to Develop, and obtain and maintain Regulatory Approvals for, Licensed Products for use in the Field (x) in the United States, China and the Major European Countries and (y) in other countries throughout the Territory where it is commercially reasonable (consistent with the definition of Commercially Reasonable Efforts) to do so; provided that, in the case of any other country covered by clause (y), Licensee shall not be required pursuant to this sentence to Develop or obtain Regulatory Approval for a Licensed Product in such country if the reasonably expected period of exclusivity for such Licensed Product in such country (whether by virtue of an anticipated Valid Claim of a Licensed Patent or the Regulatory Exclusivity Period with respect to which the Licensed Product is expected to be eligible upon receipt of Regulatory Approval or other available data or similar exclusivity) is less than five (5) years assuming the exercise of Commercially Reasonable Efforts to Develop, and obtain and maintain Regulatory Approval for, such Licensed Product in such country. For clarity, the Parties acknowledge that Developing, and obtaining and maintaining Regulatory Approvals for, Licensed Products for use in the Field in the United States and the Major European Countries is a higher timing priority in Licensee’s global development strategy than Developing, and obtaining and maintaining Regulatory Approvals for, Licensed Products for use in the Field in China, and that, accordingly, the use of Commercially Reasonable Efforts to perform such activities in (i) the U.S. and the Major European Countries, on the one hand, and (ii) China, on the other hand, does not require that such activities in China be conducted on the same or similar timeline as such activities in the U.S. and the Major European Countries.

(c) In the event that Licensee achieves First Commercial Sale of a Licensed Product in the United States, a Major European Country or China on or before December 31, 2021, Licensee shall so notify MedImmune in writing and provide supporting documentation with respect thereto and the commencement of the Royalty Term shall be delayed until July 1, 2022.

(d) Without limitation to the last sentence of Section 2.5.1, upon Licensee’s request, MedImmune shall (or shall cause its applicable Affiliates to) use commercially reasonable efforts to supply Licensee or its designee those quantities of existing ticagrelor active metabolite (AR-C124910XX) on the terms and conditions set forth on Schedule 3.3.1(d) for Licensee’s use in analytical assay development with respect to the Licensed Compounds and Licensed Products.

(e) If Licensee elects, including pursuant to the first sentence of Section 3.3.1(b), not to Develop or seek or obtain Regulatory Approval for a Licensed Product, or to Commercialize a Licensed Product in any country or jurisdiction in the Territory where the AstraZeneca Product is being developed or commercialized by or on behalf of MedImmune or its Affiliates or its or their (sub)licensees or successors and the applicable Regulatory Authority conditions the marketing or sale of the AstraZeneca Product on the availability of a Licensed Product, Licensee shall promptly notify MedImmune in writing of such election, and, upon MedImmune’s request, the Parties shall discuss in good faith the terms and

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conditions pursuant to which MedImmune may obtain the right, but not the obligation, to Develop or obtain Regulatory Approval for and Commercialize such Licensed Product in such country or jurisdiction.

3.3.2. Development Records. Licensee shall, and shall cause its Affiliates and its and their Sublicensees to, maintain, in good scientific manner, complete and accurate books and records pertaining to Development of the Licensed Compounds and Licensed Products hereunder, in sufficient detail to verify compliance with its obligations under this Agreement. Such books and records shall (a) be appropriate for patent and regulatory purposes, (b) be in compliance with Applicable Law, (c) properly reflect all work done and results achieved in the performance of its Development activities hereunder, and (d) be retained by Licensee for such period as may be required by Applicable Law. In the event (i) of a dispute with respect to Licensee’s performance of its Development obligations set forth in Section 3.3.1, (ii) of termination of this Agreement in its entirety or with respect to any Market, or (iii) that access to such books and records is reasonably required by MedImmune or its Affiliates in connection with the exercise of its rights under Article 5, MedImmune shall have the right, during normal business hours and upon reasonable notice, to inspect and copy any or all such books and records pursuant to this Section 3.3.2; provided that MedImmune shall maintain such records and information disclosed therein in accordance with Article 6.

3.3.3. Development Plans. No later than [***], Licensee shall provide MedImmune with an initial written development plan for the Licensed Products. In addition, and without limiting Section 3.3.2, prior to Licensee’s receipt of Regulatory Approval in the United States, China and at least one Major European Country, within [***] following the end of each Calendar Year beginning with Calendar Year 2018, Licensee shall provide MedImmune with Licensee’s then-current written development plan for the Licensed Products, including a listing of those countries in the Territory with respect to which Licensee is pursuing Development or intends to seek Regulatory Approval (each, a “Development Plan”). MedImmune shall have the right to review and provide comments to Licensee on each Development Plan within [***] of receipt of such Development Plan, which comments Licensee shall consider in good faith. Without limiting the generality of the foregoing, Licensee promptly shall provide MedImmune with key Development results from any clinical trial with respect to a Licensed Product, including top-line data from any Pivotal Trial readout, in each case reasonably in advance of any public announcement of such results.

3.4. Regulatory Activities.

3.4.1. Regulatory Approvals; Assigned Regulatory Documentation.

(a) Subject to MedImmune’s retained rights under Section 2.4.1, except as otherwise set forth in this Section 3.4, Licensee shall have the sole right and responsibility, at Licensee’s own cost and expense, to prepare, submit, obtain, and maintain

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Drug Approval Applications (including the setting of the overall regulatory strategy therefor), Regulatory Approvals, and other submissions (including INDs) to Regulatory Authorities, and to conduct communications with the Regulatory Authorities, for Licensed Products in the Field in the Territory, in its name. The Parties acknowledge that regulatory matters with respect to the Licensed Compounds or Licensed Products will reasonably require coordination with regulatory matters with respect to the AstraZeneca Product and agree to cooperate in good faith with each other as reasonably necessary for and in relation to each Party to obtain and maintain regulatory approvals (including Regulatory Approvals) with respect to the product that such Party has the right to commercialize (including Commercialize) under this Agreement (i.e., Licensed Product in the case of Licensee and AstraZeneca Product in the case of MedImmune). Prior to submitting any written or electronic communication to a Regulatory Authority in a country of the Territory with respect to AstraZeneca Product that would reasonably be expected to require a change to the Regulatory Authority-approved full prescribing information for the AstraZeneca Product for such country, Licensee shall consult with MedImmune in good faith. Licensee shall keep MedImmune reasonably informed of its efforts to obtain and maintain Regulatory Approval for any Licensed Product in the Territory and developments with respect thereto, including Licensee’s expected timing with respect to submission and receipt of any and all Regulatory Approvals.

(b) Except to the extent prohibited by Applicable Law, MedImmune hereby assigns to Licensee or its designated Affiliate all Regulatory Documentation possessed and owned by MedImmune or any of its Affiliates exclusively relating to MEDI2452 (the “Assigned Regulatory Documentation”). MedImmune has used good faith efforts to identify and set forth on Schedule 3.4.1(b) all such material Regulatory Documentation Controlled by MedImmune or its Affiliates in existence on the Effective Date. Notwithstanding the foregoing, MedImmune shall be permitted to retain copies of the Assigned Regulatory Documentation for purposes of Exploiting the AstraZeneca Product and otherwise.

3.4.2. Regulatory Interactions. Without limitation to Section 3.3.3 or Section 3.4.1(a), Licensee shall, except to the extent a need for exigent action prevents it from doing so, provide MedImmune with copies of Licensee’s initial Drug Approval Application relating to each Licensed Compound or Licensed Product to the FDA or EMA, as applicable, and to such other Regulatory Authorities as MedImmune may reasonably request, a reasonable amount of time (but no less than [***]) prior to the anticipated date for the applicable submission to allow MedImmune to review and comment on such Drug Approval Application, and Licensee shall consider all comments and proposed revisions from MedImmune in good faith in connection with effecting such submission. Licensee shall consult with MedImmune regarding, and keep MedImmune informed of, the status of the preparation of the dossier rationale and proposed labeling with respect to each Licensed Product. Upon MedImmune’s request, Licensee shall promptly (and in any event, within [***]) provide to MedImmune access to and copies of any Regulatory Documentation necessary or reasonably useful for MedImmune to Exploit the AstraZeneca Product or update the label with respect thereto.

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3.4.3. Recalls, Suspensions or Withdrawals. Licensee shall notify MedImmune promptly (but in no event later than [***] in the case of commercially distributed Licensed Product) following its determination that any event, incident or circumstance has occurred that may result in the need for a recall, market suspension, or market withdrawal of a Licensed Product in the Field in the Territory and shall include in such notice the reasoning behind such determination and any supporting facts. As between the Parties, Licensee shall have the right to make the final determination whether to voluntarily implement any such recall, market suspension, or market withdrawal in the Field in the Territory; provided that, to the extent practicable under the circumstances, prior to any implementation of such a recall of a commercially distributed Licensed Product (including samples), or market suspension or market withdrawal of a Licensed Product, Licensee shall consult with MedImmune and shall consider MedImmune’s comments in good faith. If a recall, market suspension, or market withdrawal of a Licensed Product in the Field in the Territory is mandated by a Regulatory Authority in the Territory, then, as between the Parties, Licensee shall initiate such a recall, market suspension, or market withdrawal in compliance with Applicable Law. For all recalls, market suspensions, or market withdrawals undertaken pursuant to this Section 3.4.3, as between the Parties, Licensee shall be solely responsible for the execution thereof. Subject to Article 8, Licensee shall be responsible for all costs of any such recall, market suspension, or market withdrawal.

3.4.4. Pharmacovigilance.

(a) Promptly after the Effective Date, the Parties and their respective Affiliates shall appoint a joint safety governance team (the “Safety Team”) comprised of an equal number of representatives of each Party to discuss (i) the exchange of safety information with respect to the Licensed Products and AstraZeneca Products and (ii) the negotiation of a written safety agreement (the “Pharmacovigilance Agreement”), which shall be agreed and executed as promptly as practicable following the Effective Date but in any event no later than [***] after the Effective Date. The Safety Team shall be advisory only and shall not have any decision-making authority. The Pharmacovigilance Agreement will (A) address the Parties’ responsibilities in the Territory in relation to pharmacovigilance obligations for the Development and Commercialization of Licensed Compounds and Licensed Products and AstraZeneca Products in the Territory under 21 C.F.R. sections 312.32 or 314.80 or under corresponding Applicable Law outside the United States) with respect to pre-clinical or clinical laboratory, animal toxicology and pharmacology studies, clinical studies and commercial experiences with a Licensed Product and AstraZeneca Products and (B) include such specific responsibilities of the Safety Team and such guidelines for the operation of the Safety Team as the Parties may agree.

(b) Notwithstanding Section 3.4.4(a), Licensee shall establish, hold and maintain a safety database for the Licensed Compounds and Licensed Products and Licensee shall be solely responsible for complying with its pharmacovigilance responsibilities in the Territory, as applicable. MedImmune and its Affiliates shall have the right, during normal business hours and upon reasonable notice, to access and copy safety

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reporting information for the Licensed Products in the Territory. To the extent reasonably required by Licensee in relation to the Exploitation of a Licensed Product or obtaining and maintaining Regulatory Approval for a Licensed Product, MedImmune shall cooperate in good faith to provide Licensee with appropriate access to material safety reporting information for the AstraZeneca Product solely for use in relation to the Exploitation of a Licensed Product in accordance with the terms of this Agreement.

(c) With respect to any AstraZeneca Product, unless otherwise agreed by the Parties in writing, Licensee shall notify in writing MedImmune or such Affiliate as MedImmune may designate of any adverse events and other safety-relevant information and complaints associated with such AstraZeneca Product in the Territory (each, a “Spontaneous Adverse Event”) of which Licensee becomes aware, outside the conduct of clinical studies within [***] after Licensee first learns of such Spontaneous Adverse Event.

(d) Licensee shall notify MedImmune according to the timelines above, regardless of seriousness, causality, and whether or not the AstraZeneca Product was used in accordance with the authorized Summary of Product Characteristics (SPC) or any other conditions laid down for marketing of the AstraZeneca Product in accordance with applicable legal requirements including: (i) reports of suspected transmission of an infectious agent for the AstraZeneca Product and (ii) reports of lack of effect, pregnancy, lactation/paternal exposure, medication error, overdose, off-label use, drug interaction, abuse or misuse of the AstraZeneca Product, falsified/counterfeit product, or occupational exposure with or without an associated adverse event of the AstraZeneca Product.

(e) Additionally, unless otherwise agreed, Licensee shall notify in writing MedImmune or such Affiliate as MedImmune may designate, of any serious adverse events and other safety-relevant information and complaints associated with such AstraZeneca Product in the Territory (each, a “Serious Adverse Event”) of which Licensee becomes aware under the conduct of clinical studies within timelines set forth on Schedule 3.4.4(e), after Licensee first learns of such Serious Adverse Event, as a processed report (e.g., CIOMS or E2B file).

(f) Licensee shall notify in writing MedImmune of any other safety-relevant information and complaints associated with such AstraZeneca Product in the Territory that is not a Serious Adverse Event (each, an “Other Adverse Event”) of which Licensee becomes aware in the course of conducting clinical trials promptly after Licensee first learns of such Other Adverse Event.

(g) Licensee shall cooperate with MedImmune to investigate and follow-up on any such Serious Adverse Events or Other Adverse Events associated with such AstraZeneca Product. For clarity, MedImmune or its Affiliate shall have final decision-making authority as to whether and how to report safety information pertaining to

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any AstraZeneca Product, and Licensee shall have final decision-making authority as to whether and how to report safety information pertaining to any Licensed Product.

(h) Without limitation to any of the foregoing, Licensee shall ensure that all applicable patient authorizations and consents required under Applicable Law, including the Health Insurance Portability and Accountability Act of 1996 and the EU Data Protection Directive 95/46/EC, in connection with safety information pertaining to the Licensed Compounds and Licensed Products from any sources, permit such sharing of safety information with MedImmune or its Affiliate, including patient information required to contact the reporter where the source is outside the conduct of a clinical study.

3.5. Commercialization.

3.5.1. Diligence. As between the Parties, Licensee shall, subject to the remainder of this Section 3.5, be solely responsible for Commercialization of the Licensed Products in the Field throughout the Territory at Licensee’s own cost and expense. Licensee shall use Commercially Reasonable Efforts to Commercialize the Licensed Products in the Field (x) in the United States, China and the Major European Countries and (y) in each other Market throughout the Territory in which it is commercially reasonable to Commercialize the Licensed Products. For clarity, the Parties acknowledge that, based on Licensee’s global development strategy (as described in Section 3.3.1(b)), Commercializing Licensed Products in the Field in the United States and the Major European Countries is a higher timing priority in Licensee’s global development strategy than Commercializing Licensed Products in the Field in China, and that, accordingly, the use of Commercially Reasonable Efforts to perform such activities in (i) the U.S. and the Major European Countries, on the one hand, and (ii) China, on the other hand, does not require that such activities in China be conducted on the same or similar timeline as such activities in the U.S. and the Major European Countries.

3.5.2. Booking of Sales; Distribution. Licensee shall invoice and book sales, establish all terms of sale (including pricing and discounts), and warehouse and distribute the Licensed Products in the Field in the Territory and perform or cause to be performed all related services. Subject to Section 3.4.3, Licensee shall handle all returns, recalls or withdrawals, order processing, invoicing, collection, distribution, and inventory management with respect to the Licensed Products in the Field in the Territory.

3.5.3. Commercialization Records. Without limitation of Section 4.10, Licensee shall maintain complete and accurate books and records pertaining to Commercialization of Licensed Products hereunder, in sufficient detail to verify compliance with its obligations under this Agreement, which shall be in compliance with Applicable Law. Such records shall be retained by Licensee for such period as may be required by Applicable Law. In the event of a dispute with respect to Licensee’s performance of its Commercialization obligations set forth in Section 3.5.1, MedImmune shall have the right, during normal business hours and upon reasonable notice, to inspect and copy all such books and records with respect to

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such dispute maintained pursuant to this Section 3.5.3; provided that MedImmune shall maintain such records and information disclosed therein in accordance with Article 6.

3.5.4. Commercialization Plans. Without limiting Section 3.5.3, commencing at least [***] prior to the anticipated filing of the first Drug Approval Application for each Licensed Product anywhere in the Territory, within [***] following the end of each Calendar Year, Licensee shall provide MedImmune with Licensee’s then-current written Commercialization Plan for the Licensed Product(s) (each, a “Commercialization Plan”). MedImmune shall have the right to review and provide comments to Licensee on each Commercialization Plan within [***] of receipt of such Commercialization Plan, which comments Licensee shall consider in good faith; provided, however, that MedImmune’s right to review and provide comments to Licensee, and Licensee’s obligation to consider such comments, with respect to those portions of any Commercialization Plan relating to a particular Market shall expire on the later of (a) such time as the Generic Competition Threshold in such Market is first met or exceeded and (b) expiration of the last to expire Valid Claim of the Patents owned or controlled by MedImmune or its Affiliates that claim the manufacture, use or sale of the AstraZeneca Product in such Market.

3.5.5. Commercialization Strategy. On a Market-by-Market basis, until the later of (a) such time as the Generic Competition Threshold in a particular Market is first met or exceeded and (b) expiration of the last to expire Valid Claim of the Patents owned or controlled by MedImmune or its Affiliates that claim the manufacture, use or sale of the AstraZeneca Product in such Market, Licensee shall use Commercially Reasonable Efforts to align its Commercialization strategy and Promotional Materials of the Licensed Products in such Market with the positioning, brand equity and overall commercial strategy for the AstraZeneca Product in such Market as may be communicated from time to time to Licensee by MedImmune or its Affiliate; provided, however, Licensee shall not be obligated to so align its Commercialization strategy and Promotional Materials of the Licensed Products in any manner that, upon the advice of Licensee’s regulatory advisors or legal counsel, Licensee determines would be inconsistent with Applicable Law in such Market.

3.5.6. Promotional Materials. Without limiting Section 3.5.5 or any term or condition of the Trademark License Agreement, MedImmune shall have the right to review and approve any and all Promotional Materials (including any information for use on the Internet), and including any updates or modifications thereto, that contain any AstraZeneca Product References. Licensee shall provide any Promotional Materials to MedImmune for review (by MedImmune and its Affiliates) at least [***] prior to submission of such Promotional Materials (or such updates or modifications) to a Regulatory Authority or [***] prior to the printing of such materials for distribution to the public, whichever comes first. MedImmune shall notify Licensee whether MedImmune approves such Promotional Materials within [***] of receipt of such Promotional Materials, such approval not to be unreasonably withheld or conditioned. In no event shall (a) Licensee seek approval of or include in Promotional Materials any AstraZeneca Product Reference that is not (i) supported by the approved labeling for the AstraZeneca Product or presents an unbalanced view of the AstraZeneca Product considering the approved labeling for the AstraZeneca Product as a whole or (ii) consistent with the approved labeling for the Licensed Product, and (b) MedImmune have any obligation to approve any

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AstraZeneca Product References that use any Trademark with respect to the AstraZeneca Product other than a Licensed Trademark. Subject to Section 5.7.2, Licensee’s obligation to provide MedImmune with its Promotional Materials and any updates and modifications thereto and MedImmune’s or such Affiliate’s right to review and approve such Promotional Materials shall expire with respect to such Promotional Materials on a global basis at such time as the Generic Competition Threshold is first met or exceeded in all of the United States, the EU Market and China. In the event that Licensee reasonably believes MedImmune has breached its obligation to not unreasonably withhold or condition an approval with respect to Promotional Materials that include AstraZeneca Product References, such dispute shall be decided in accordance with Section 3.5.7. During the resolution of any such dispute, Licensee and its Affiliates and its and their Sublicensees and Third Party contractors, as applicable, shall be prohibited from using the portion(s) of the Promotional Materials that are subject to the dispute. In addition to any approved AstraZeneca Product References with respect to the AstraZeneca Product for which Regulatory Approval is owned by AstraZeneca or any of its Affiliates (or its or their successors), Licensee shall have the right to include in Promotional Materials used in a country references to any Generic Ticagrelor Product that obtained Regulatory Approval from the applicable Regulatory Authorities in such country, provided that all such references (1) are consistent with the approved labeling for each applicable product, (2) do not present an unbalanced view of the applicable Generic Ticagrelor Product(s), and (3) are subject to the Promotional Material review and approval process set forth above. In addition, Licensee medical information and materials prepared by Licensee may include reprints of scientific or medical journal articles or reference publications regarding the AstraZeneca Product that, in each case, follow FDA’s “Good Reprint Practices for the Distribution of Medical Journal Articles and Medical or Scientific Reference Publications on Unapproved New Uses of Approved Drugs and Approved or Cleared Medical Devices” guidance. Notwithstanding the foregoing, MedImmune shall have the right to withdraw its approval with respect to, or require amendment of, any Promotional Materials containing any AstraZeneca Product Reference that, in the reasonable determination of MedImmune, (A) do not comply with Applicable Law or (B) are not aligned with the then-current positioning, brand equity and overall commercial strategy for the AstraZeneca Product as determined by MedImmune on an annual basis in connection with MedImmune’s or its Affiliates’ annual brand-planning cycle and communicated by MedImmune to Licensee annually following the conclusion of such planning cycle. In the event MedImmune withdraws or amends its approval with respect to any AstraZeneca Product Reference, Licensee shall, at its own cost and expense, use reasonable efforts to cease the use of any Promotional Material containing such AstraZeneca Product Reference or adopt the amended AstraZeneca Product Reference, as applicable, (x) within [***] of MedImmune’s notification or such shorter period required by Applicable Law, in the case of any such withdrawal or amendment pursuant to clause (A) above; or (y) within [***] of MedImmune’s notification, in the case of any such withdrawal or amendment pursuant to clause (B) above.

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3.5.7. Commercialization Disputes. If a dispute arises between the Parties in connection with or relating to any Commercialization activity of Licensee or right of MedImmune under Section 3.5.4, Section 3.5.5 or Section 3.5.6 (a “Commercialization Dispute”), then either Party shall have the right to refer such Commercialization Dispute to MedImmune’s senior representative for the AstraZeneca Product and Licensee’s Chief Financial Officer or VP of Marketing/Chief Commercial Officer (or their respective designees) for attempted resolution by good faith negotiations during a period of [***]. Any final decision mutually agreed to by such senior representatives (or such designees) shall be conclusive and binding on the Parties. If such senior representatives (or such designees) are unable to resolve any such Commercialization Dispute within such [***] period, then either Party shall have the right to refer such Commercialization Dispute to the Senior Officers for attempted resolution by good faith negotiations during a period of [***]. Any final decision mutually agreed to by the Senior Officers shall be set forth in writing and signed by both Parties, whereupon it will be conclusive and binding on the Parties. In the event that the Senior Officers do not agree with respect to any Commercialization Dispute, such Commercialization Dispute shall not be subject to dispute resolution as set forth in Section 10.6, unless a Party is in breach or is alleged to be in breach of its obligations under this Agreement.

3.6. Statements and Compliance with Applicable Law. Licensee shall, and shall cause its Affiliates to, comply with all Applicable Law with respect to the Exploitation of Licensed Products. Licensee shall avoid, and shall cause its Affiliates and its and their Sublicensees to avoid, taking or failing to take any actions that Licensee knows or reasonably should know would have an adverse effect on the goodwill or reputation of MedImmune or its Affiliate, the AstraZeneca Product, the Licensed Products or any Trademark associated therewith. Without limitation to the foregoing, Licensee shall in all material respects conform its practices and procedures relating to the Commercialization of the Licensed Products in the Territory and educating the medical community in the Territory with respect to the Licensed Products to any applicable industry association regulations, policies and guidelines, as the same may be amended from time to time, and Applicable Law.

3.7. Markings. To the extent requested by MedImmune in writing or otherwise required by Applicable Law, the Promotional Materials (including web and social media content), packaging, and Product Labeling for the Licensed Products used by Licensee, its Affiliates and its and their Sublicensees in connection with the Commercialization of the Licensed Products in the Territory shall contain such MedImmune Corporate Name(s), as designated by MedImmune, in a manner mutually approved by MedImmune and Licensee and subject to Section 5.7 (such approval not to be unreasonably withheld by Licensee); provided, however, that in no event shall Licensee or any of its Affiliates or Sublicensees be required to give any such MedImmune Corporate Name the same or greater prominence than any Licensee Corporate Name or Product Trademark on any such Promotional Materials (including web and social media content), packaging, and Product Labeling for the Licensed Products.

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3.8. Subcontracting. Licensee may subcontract with a Third Party to perform obligations of Licensee hereunder (including by appointing one or more distributors); provided that (a) no such permitted subcontracting shall relieve Licensee of any obligation hereunder (except to the extent satisfactorily performed by such subcontractor) or any liability and Licensee shall be and remain fully responsible and liable therefor and (b) the agreement pursuant to which Licensee engages any Third Party subcontractor must, except as otherwise provided in Section 5.1.6, (i) be consistent in all material respects with the relevant provisions of this Agreement, and (ii) contain terms obligating such subcontractor to comply with the confidentiality, intellectual property and all other relevant provisions of this Agreement. Licensee shall be responsible for the compliance of each subcontractor with all of the applicable terms and conditions of this Agreement.

3.9. Alliance Managers. Each Party shall appoint an individual (each, an “Alliance Manager”) who shall oversee contact between the Parties for all matters and shall have such other responsibilities as the Parties may agree in writing after the Effective Date. A Party may replace the individual serving as its Alliance Manager at any time by notice in writing to the other Party. The Alliance Managers shall work together to manage and facilitate communication between the Parties under this Agreement, including the resolution (in accordance with the terms of this Agreement) of issues between the Parties that arise in connection with this Agreement. The Alliance Managers shall not have final decision-making authority with respect to any matter under this Agreement.

3.10. Product Positioning Principles. Without limitation to the foregoing or any other term or condition of this Agreement, within [***] after the Effective Date, the Parties shall meet to discuss MedImmune’s or its Affiliates’ positioning of the AstraZeneca Product. Within [***] of such meeting, Licensee shall provide MedImmune with a written proposal detailing the core principles for the positioning of the Licensed Product, including the target profile for the Licensed Product, proposed label claims (or the actual label claims, if then applicable) for the Licensed Product and the proposed positioning of the Licensed Product in relation to the AstraZeneca Product, including proposed AstraZeneca Product References for use in such Proposed Product Positioning Principles. Thereafter, on an annual basis, Licensee shall prepare and provide to MedImmune proposed updates thereto (any proposed product positioning principles or proposed updates thereto, the “Proposed Product Positioning Principles”). Licensee shall align its Proposed Product Positioning Principles with the positioning, brand equity and overall commercial strategy for the AstraZeneca Product as may be communicated to Licensee by MedImmune on an annual basis in connection with MedImmune’s or its Affiliates’ annual brand-planning cycle. In addition to any approved AstraZeneca Product References with respect to the AstraZeneca Product for which the Regulatory Approval is owned by AstraZeneca or any of its Affiliates (or its or their successors), Licensee shall have the right to include in Proposed Product Positioning Principles references to any Generic Ticagrelor Product that obtained Regulatory Approval from the applicable Regulatory Authorities, provided that all such references (1) are consistent with the approved labeling for each applicable product, and (2) do not present an unbalanced view of the applicable Generic Ticagrelor Product(s). Proposed Product Positioning Principles may take the form of slide decks, talking points or other similar aids for use in communications of Licensee or any of its Affiliates or its or their Sublicensees with Third Parties relating to the Licensed Product. Proposed

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Product Positioning Principles may utilize in relation to the AstraZeneca Product only Information that is or becomes part of the public domain by public use, public general knowledge or the like through no breach of this Agreement by Licensee or any of its Affiliates or its or their Sublicensees and shall not utilize Confidential Information of MedImmune or its Affiliates unless MedImmune consents in writing. MedImmune shall have the right to review and approve Proposed Product Positioning Principles, including any AstraZeneca Product References used in such Proposed Product Positioning Principles. MedImmune shall notify Licensee whether MedImmune approves any Proposed Product Positioning Principles within [***] of receipt of such Proposed Product Positioning Principles in accordance with the foregoing, such approval not to be unreasonably withheld or conditioned (any such approved product positioning principles or approved updates thereto, the “Approved Product Positioning Principles”). In no event shall (a) Licensee seek approval of or include in Proposed Product Positioning Principles (or Approved Product Positioning Principles) any AstraZeneca Product Reference that is not (i) supported by the approved labeling for the AstraZeneca Product or that present an unbalanced view of the AstraZeneca Product considering the approved labeling for the AstraZeneca Product as a whole or (ii) consistent with the approved labeling for the Licensed Product (if then applicable), and (b) MedImmune have any obligation to approve any AstraZeneca Product References that use any Trademark with respect to the AstraZeneca Product other than a Licensed Trademark. Subject to Section 5.7.2, Licensee’s obligation to provide MedImmune with its Proposed Product Positioning Principles and any updates and modifications thereto and MedImmune’s or such Affiliate’s right to review and approve such Proposed Product Positioning Principles shall expire on a global basis at such time as the Generic Competition Threshold is first met or exceeded in all of the United States, the EU Market and China.

ARTICLE 4

PAYMENTS AND RECORDS

4.1. Upfront Payment. In partial consideration of the rights granted by MedImmune to Licensee hereunder, no later than [***] following the Effective Date, Licensee shall pay MedImmune a nonrefundable and noncreditable upfront amount of One Hundred Thousand Dollars ($100,000).

4.2. [***] Fee. No later than [***] following MedImmune’s delivery to Licensee of a true and complete copy of any invoice issued by [***] to MedImmune for the storage fee payable by MedImmune to [***] pursuant to that certain Storage Agreement by and between MedImmune and [***], effective as of January 1, 2017, Licensee shall reimburse MedImmune for such storage fee.

4.3. Technical Services Costs. Within [***] after the end of each Calendar Quarter after the Effective Date, MedImmune shall invoice Licensee for the Technical Services

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Costs incurred by MedImmune or its Affiliates in connection with the performance of the Technical Services, which invoice shall include reasonable detail regarding the applicable Technical Services performed and the FTE Costs and the Out-of-Pocket Expenses incurred in performing such Technical Services and shall be accompanied by appropriate documentation of Out-of-Pocket Expenses, and Licensee shall reimburse MedImmune for such Technical Services Costs within [***] of Licensee’s receipt of such invoice.

4.4. Milestones.

4.4.1. Development and Regulatory Milestones. In partial consideration of the rights granted by MedImmune to Licensee hereunder, Licensee shall pay to MedImmune each of the following one-time, nonrefundable, noncreditable milestone payments within [***] after the first achievement of the corresponding milestone event:

Development or Regulatory Milestone Event	Development or Regulatory Milestone Payment

Initiation of first Phase II Clinical Trial of a Licensed Product	[***]

Initiation of first Pivotal Trial of a Licensed Product; provided that if a Pivotal Trial is determined to be a Pivotal Trial after Initiation, then this milestone event shall occur on the earlier of the Initiation of the next Pivotal Trial for such Licensed Product and the filing of a Drug Approval Application for such Licensed Product	[***]

Acceptance by FDA, EMA or the applicable Regulatory Authority of a Major European Country or China (whichever occurs first) of the first Drug Approval Application for a Licensed Product	[***]

Approval by FDA, EMA or the applicable Regulatory Authority of a Major European Country or China (whichever occurs first) of the first Drug Approval Application for a Licensed Product	[***]

In the event that the first achievement of a milestone event set forth above in this Section 4.4.1 occurs without any preceding milestone event having been achieved and the corresponding

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milestone payment having been paid, then the milestone payment corresponding to each such skipped milestone event shall become due and payable concurrently with the milestone payment corresponding to the achieved milestone event.

4.4.2. Commercial Milestones. In partial consideration of the rights granted by MedImmune to Licensee hereunder, within [***] after end of the Calendar Quarter in which each of the Net Sales milestones set forth below in this Section 4.4.2 is first achieved, Licensee shall pay to MedImmune the corresponding one-time, nonrefundable, noncreditable milestone payment set forth below:

Commercial Milestone Event	Milestone Payment

Aggregate worldwide Net Sales of all Licensed Products for any and all indications first equal or exceed Five Hundred Million Dollars ($500,000,000)	[***]

Aggregate worldwide Net Sales of all Licensed Products for any and all indications first equal or exceed One Billion Dollars ($1,000,000,000)	[***]

For clarity, in the event that, pursuant to Section 3.3.1(c), the Royalty Term does not take effect until June 30, 2022, Net Sales with respect to the period prior to June 30, 2022 shall nevertheless be counted for purposes of calculating the commercial milestone thresholds set forth in this Section 4.4.2.

4.4.3. Determination That Milestones Have Occurred. Licensee shall notify MedImmune promptly of the first achievement of each of the events identified as a milestone in Section 4.4.1 or Section 4.4.2. In the event that, notwithstanding the fact that Licensee has not provided MedImmune such a notice, MedImmune believes that any such milestone has been achieved, it shall so notify Licensee in writing and the Parties shall promptly meet and discuss in good faith whether such milestone has been achieved. Any dispute under this Section 4.4.3 regarding whether or not such a milestone has been achieved shall be subject to resolution in accordance with Section 10.6.

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4.5. Royalties.

4.5.1. Royalty Rates. As further consideration for the rights granted to Licensee hereunder, subject to Sections 3.3.1(c), 4.5.2 and 4.5.3, Licensee shall pay to MedImmune tiered royalties on increments of aggregate annual Net Sales of all Licensed Products during each Calendar Year at the following rates:

Portion of aggregate Net Sales of all Licensed Products in the Territory during a Calendar Year	Royalty Rate

Less than or equal to Two Hundred Fifty Million Dollars ($250,000,000)	[***]

Greater than Two Hundred Fifty Million Dollars ($250,000,000) but less than or equal to Five Hundred Million Dollars ($500,000,000)	[***]

Greater than Five Hundred Million Dollars ($500,000,000)	[***]

For clarity, in the event that, pursuant to Section 3.3.1(c), the Royalty Term does not take effect until June 30, 2022, Net Sales with respect to the period prior to June 30, 2022 shall nevertheless be counted for purposes of calculating the applicable royalty rate set forth in this Section 4.5.1 for Calendar Year 2022.

4.5.2. Royalty Term. Licensee shall have no obligation to pay any royalty with respect to Net Sales of Licensed Products in any country with respect to any period after the Royalty Term in such country has expired, and any Net Sales of Licensed Products in any country with respect to any period after the Royalty Term in such country has expired shall be excluded for purposes of calculating the applicable royalty rate in Section 4.5.1.

4.5.3. Reductions. In the event that:

(a) in any country in the Territory during any portion of the Royalty Term, a Licensed Product sold in a country in the Territory is not claimed by a Valid Claim of the Licensed Patents covering such Licensed Product in such country when the Regulatory Exclusivity Period (if any) for such Licensed Product in such country is in effect, the royalty rates set forth in Section 4.5.1 shall be reduced by [***] percent [***] for such Licensed Product in such country.

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(b) in any country in the Territory during any portion of the Royalty Term, a Licensed Product sold in a country in the Territory is not claimed by a Valid Claim of the Licensed Patents covering such Licensed Product in such country when no Regulatory Exclusivity Period for such Licensed Product in such country is in effect and, solely in the case of an Emerging Market Country, the Generic Competition Threshold for such Licensed Product in such Emerging Market Country has been met, the royalty rates set forth in Section 4.5.1 shall be reduced by [***] percent [***] for such Licensed Product in such country.

(c) Licensee enters into an agreement with a Third Party other than [***] or its Affiliates (or its or their successors) in order to obtain a license to a Patent of a Third Party (other than any Patents Controlled by [***] or any of its Affiliates or its or their successors in interest with respect to any Patents) that is necessary for the Manufacture, use or sale of a Licensed Product in the Field in a country in the Territory (a “Third Party Patent Right”), Licensee shall be entitled to deduct from royalties payable hereunder in a given Calendar Quarter with respect to such Licensed Product in such country [***] percent [***] of royalties actually paid to such Third Party with respect to such Calendar Quarter under such agreement, solely to the extent that such royalties are (i) triggered by sales of such Licensed Product that would, absent such agreement, infringe such a Third Party Patent Right that is licensed in such country in such Calendar Quarter under such agreement and (ii) otherwise exclusively attributable to such Third Party Patent Right; provided that in no event shall the total deduction under this Section 4.5.3(c) reduce the royalties payable to MedImmune under Section 4.5.1 (as reduced in accordance with Section 4.5.3(a) or Section 4.5.3(b) if applicable) with respect to a given Licensed Product in a given country in any Calendar Quarter by more than [***] percent [***]. Licensee, upon request by MedImmune, shall provide reasonable evidence, including a copy of any applicable agreement, of such royalties actually paid to such Third Party with respect to such Third Party Patent Right. For clarity, Licensee shall be solely responsible for, and the foregoing reduction shall not apply to, any royalty or other amount owed to [***] pursuant to any agreement between Licensee and [***] with respect to the Development or Commercialization of any Licensed Product.

4.5.4. Maximum Amount of Royalty Reduction. Notwithstanding any term or condition of this Agreement to the contrary, in no event shall the amounts payable to MedImmune under Section 4.5.1 on a global basis with respect to any Calendar Quarter be less than the amount equal to [***] percent [***] of the amounts that would be payable pursuant to Section 4.5.1 if such amounts due were calculated (a) without regard to any reductions that may be permitted pursuant to Section 4.5.3 and (b) without limitation to clause (a), in the case of any Combination Product, without regard to any adjustment for Combination Product that may otherwise be permitted pursuant to the definition of Net Sales.

4.6. Royalty Payments and Reports. Royalties under Section 4.5 shall be calculated and reported for each Calendar Quarter and shall be paid within [***] after the end of the Calendar Quarter. Each such payment shall be accompanied or preceded by a report of Net Sales and royalties in sufficient detail to permit confirmation of the accuracy of the payment made, including gross sales and Net Sales of Licensed Products on a Licensed Product-by-

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Licensed Product and country-by-country basis, details of any royalty credits taken pursuant to Section 4.5.3(c) on a Third Party Patent Right-by-Third Party Patent Right basis, any applicable adjustments made pursuant to the definition of Net Sales (including in relation to Combination Products), Section 4.5.3(a) or Section 4.5.3(b), the amounts payable, and the exchange rates used. Without limiting the generality of the foregoing, Licensee shall require its Affiliates and Sublicensees to account for their Net Sales and to provide such reports with respect thereto as necessary for Licensee to comply with the foregoing provisions of this Section 4.6. In addition to the foregoing reports of Net Sales, commencing with the Calendar Year in which the First Commercial Sale of the first Licensed Product occurs, and continuing for each Calendar Year during the Royalty Term, no later than September 1 of each Calendar Year Licensee shall submit to MedImmune a rolling three (3)-year forecast of Licensed Product global Net Sales, broken out by calendar month for the first two (2) Calendar Years of each such forecast.

4.7. Mode of Payment; Offsets. All payments to MedImmune under this Agreement shall be made by deposit of Dollars in the requisite amount to such bank account as MedImmune may from time to time designate by notice to Licensee. For the purpose of calculating any sums due under, or otherwise reimbursable pursuant to, this Agreement (including the calculation of Net Sales expressed in currencies other than Dollars), Licensee shall convert any amount expressed in a foreign currency into Dollar equivalents using its, its Affiliate’s or Sublicensee’s, as applicable, standard conversion methodology consistent with GAAP. Except as provided in Section 4.5.3(c) or Section 4.8, Licensee shall have no right to offset, set off, or deduct any amounts from or against the amounts due to MedImmune hereunder.

4.8. Taxes.

4.8.1. General. All amounts payable by Licensee to MedImmune under this Agreement, including the upfront fee set forth in Section 4.1, the [***] fee set forth in Section 4.2, the Technical Services Costs set forth in Section 4.3, and any milestones and royalties payable by Licensee to MedImmune pursuant to this Agreement (each, a “Payment”) shall be paid free and clear of any and all taxes (which, for clarity, shall be the responsibility of Licensee), except for any withholding of taxes duties, levies, imposts, assessments, deductions, fees, and other similar charges required by Applicable Law (“Withholding Taxes”). Except as provided in this Section 4.8, MedImmune shall be solely responsible for paying any and all taxes (other than Withholding Taxes required by Applicable Law to be deducted from Payments and remitted by Licensee) levied on account of, or measured in whole or in part by reference to, any Payments it receives. Licensee shall deduct or withhold from the Payments any taxes that it is required by Applicable Law to deduct or withhold.

4.8.2. Withholding Tax. If Licensee takes any actions that would increase any required Withholding Taxes that otherwise would not be required absent such action, including a Sale Transaction, change in tax residence, Sublicense or assignment of this Agreement or any rights or obligations hereunder by law or otherwise, except for any transaction currently contemplated under this Agreement (other than a Sale Transaction involving Licensee,

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a Sublicense, or an assignment by Licensee of this Agreement, with respect to which this exception shall not apply), Licensee shall increase the amount so payable as necessary so that after such deduction or withholding of Withholding Taxes has been made, MedImmune receives the amount it would have received had no such deduction or withholding been made. Notwithstanding the foregoing, if MedImmune is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, applicable Withholding Tax, it may deliver to Licensee or the appropriate governmental authority (with the assistance of Licensee to the extent that this is reasonably required and is requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve Licensee of its obligation to withhold such tax and Licensee shall apply the reduced rate of withholding or dispense with withholding, as the case may be. If, in accordance with the foregoing, Licensee withholds any amount, it shall pay to MedImmune the balance when due, make timely payment to the proper taxing authority of the withheld amount and send to MedImmune proof of such payment within [***] following such payment with reasonable supporting documentation and calculations of such Withholding Taxes sufficient to enable MedImmune to claim such payment of Withholding Taxes or otherwise obtain any tax benefit for such Withholding Taxes within a reasonable time following such payment, and such Withholding Taxes shall be treated for all purposes of this Agreement as having been paid to MedImmune hereunder. The Parties shall reasonably cooperate to minimize, report and withhold any such Withholding Taxes, including with respect to all documentation required by any taxing authority. Prior to making any deduction or withholding from any payment under this Agreement, Licensee shall provide at least [***] prior written notice to MedImmune of the amounts subject to deduction or withholding and the legal basis therefore, and provide to MedImmune a reasonable opportunity to furnish forms, certificates or other items that would reduce or eliminate such deduction or withholding. If Licensee receives a refund of any such withheld taxes, in whole or in part, and whether in the form of cash, credit or other similar offset, Licensee shall promptly refund such amount to MedImmune. MedImmune shall not be liable for any penalties or interest due to the failure of Licensee to properly withhold or remit such any withholding or deductions to the governmental authorities, unless such failure is due to incorrect or invalid forms, facts, or other similar information given to Licensee by MedImmune.

4.8.3. Value Added Tax. Notwithstanding anything contained in Section 4.8.1 or Section 4.8.2, this Section 4.8.3 shall apply with respect to value added tax (“VAT”). All Payments are exclusive of VAT. If any VAT is chargeable in respect of any Payments, Licensee shall pay VAT at the applicable rate in respect of any such Payments following the receipt of a VAT invoice in the appropriate form issued by MedImmune in respect of those Payments, such VAT to be payable on the later of the due date of the payment of the Payments to which such VAT relates and [***] after the receipt by Licensee of the applicable invoice relating to that VAT payment.

4.9. Interest on Late Payments. If any payment due to either Party under this Agreement is not paid when due, then such paying Party shall pay interest thereon (before and after any judgment) at an annual rate (but with interest accruing on a daily basis) of three

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hundred (300) basis points above the London Interbank Offered Rate for deposits in United States Dollars having a maturity of one (1) month published by the British Bankers’ Association, as adjusted from time to time on the first London business day of each month, such interest to run from the date on which payment of such sum became due until payment thereof in full together with such interest.

4.10. Financial Records. Licensee shall, and shall cause its Affiliates and its and their Sublicensees to, keep complete and accurate financial books and records pertaining to the Commercialization of Licensed Products hereunder, including books and records of Net Sales, in sufficient detail to calculate and verify all amounts payable hereunder. Licensee shall, and shall cause its Affiliates and its and their Sublicensees to, retain such books and records for three (3) Calendar Years after the end of the Calendar Year to which such books and records pertain.

4.11. Audit. At the request of MedImmune, no more than once each Calendar Year, Licensee shall, and shall cause its Affiliates and its and their Sublicensees to, permit an independent certified public accounting firm of international standing designated by MedImmune and reasonably acceptable to Licensee (the “Auditor”), at reasonable times and upon at least [***] prior written notice, to audit the books and records maintained pursuant to Section 4.10 in the location where such books and records are maintained, solely to confirm payments due from Licensee hereunder, including in respect of Net Sales, Net Sales-based milestone payments and royalties for a period covering not more than the preceding three (3) Calendar Years. No Calendar Year shall be subject to audit under this Section 4.11 more than once. The Auditor will execute a reasonable written confidentiality agreement with Licensee and will disclose to MedImmune only such information as is reasonably necessary to provide MedImmune with information regarding any actual or potential discrepancies between amounts reported and actually paid and amounts payable under this Agreement. The Auditor will send a copy of the report to Licensee at the same time it is sent to MedImmune. The report sent to both Parties will include the methodology and calculations used to determine the results. MedImmune shall bear the full cost of such audit, unless the audit reveals an underreporting or underpayment by Licensee by more than five percent (5%) of the amount due for any Calendar Year, in which case Licensee shall bear the cost of the audit. Unless disputed pursuant to Section 4.12 below, if such audit concludes that (a) additional amounts were owed by Licensee, Licensee shall pay the additional amounts, with interest from the date originally due as provided in Section 4.9, or (b) excess payments were made by Licensee, MedImmune shall reimburse such excess payments, in either case ((a) or (b)), within [***] after the date on which the Auditor’s report is delivered to Licensee.

4.12. Audit Dispute. In the event of a dispute with respect to any audit under Section 4.11, MedImmune and Licensee shall work in good faith to resolve the disagreement. If the Parties are unable to reach a mutually acceptable resolution of any such dispute within [***], the dispute shall be submitted for resolution to an independent certified public accounting firm of international standing, other than the Auditor that conducted the audit under Section 4.11, jointly

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selected by each Party’s certified public accountants (the “Dispute Auditor”). The decision of the Dispute Auditor shall be final and the costs of such proceeding as well as the initial audit shall be borne between the Parties in such manner as the Auditor shall determine. Not later than [***] after such decision and in accordance with such decision, Licensee shall pay the additional amounts, with interest from the date originally due as provided in Section 4.9, or MedImmune shall reimburse the excess payments, as applicable.

ARTICLE 5

INTELLECTUAL PROPERTY

5.1. Ownership of Intellectual Property.

5.1.1. Background Intellectual Property. As between the Parties, each Party shall own and retain all right, title and interest in and to any and all Information, inventions, Patents and other intellectual property rights that, in each case, are owned or controlled (other than pursuant to the license grants set forth in Section 2.1 and Section 2.2) by such Party or its Affiliates or its or their (sub)licensees (or Sublicensees) (as applicable) outside of this Agreement, including, in the case of MedImmune, the Licensed Know-How and the Licensed Patents (including, once filed, any Patents filed with MedImmune’s consent pursuant to the last two sentences of Section 5.1.2).

5.1.2. MedImmune Intellectual Property. As between the Parties, MedImmune shall own and retain all right, title and interest in and to any and all AstraZeneca Product Improvements, AstraZeneca Product Know-How, AstraZeneca Product Patents, Licensed Know-How and Licensed Patents (including Patents that become Licensed Patents pursuant to the last two sentences of this Section 5.1.2). Licensee shall, and does hereby, assign to MedImmune and will cause each of its officers, directors, employees and Affiliates, and its and their Sublicensees, to assign to MedImmune all right, title and interest in and to all AstraZeneca Product Improvements, AstraZeneca Product Know-How, AstraZeneca Product Patents and Patents that become Licensed Patents pursuant to the last two sentences of this Section 5.1.2, without additional compensation, as is necessary to fully effect the sole ownership provided for in the first sentence of this Section 5.1.2. In the event that Licensee desires to prepare and file a Patent claiming any Licensed Know-How (including any Licensed Know-How regarding the formulation of any Licensed Compound), Licensee shall notify MedImmune and shall obtain MedImmune’s written consent, not to be unreasonably withheld, conditioned or delayed, prior to filing any such Patent with the applicable patent authority. Any Patent filed by Licensee pursuant to the foregoing sentence shall thereafter be deemed to be a Licensed Patent for all purposes hereunder.

5.1.3. PhaseBio Intellectual Property. As between the Parties, Licensee shall own and retain all right, title and interest in and to any and all Know-How and Patents covered by clause (b) of the definitions of each of PhaseBio Know-How and PhaseBio Patents.

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5.1.4. Joint Intellectual Property. Subject to Section 5.1.2, the Parties shall jointly own all Joint Inventions and all Joint Patents. Subject to the terms and conditions of this Agreement, and except to the extent that a Party has granted the other Party an exclusive license under such Party’s joint ownership interest in Joint Inventions and Joint Patents, each Party shall have the right to practice, and to grant licenses under, such Party’s own joint ownership interest in Joint Inventions and Joint Patents without the other Party’s consent, and shall have no duty to account to the other Party for such practice or license, and each Party hereby waives any right it may have under the laws of any country to require such consent or accounting.

5.1.5. United States Law. The determination of whether Information, Improvements and other inventions are conceived, discovered, developed or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent, copyright or other intellectual property rights) therein, shall, for purposes of this Agreement, be made in accordance with Applicable Law in the United States in effect at the time of such conception, discovery, development or making, irrespective of where the same occurs.

5.1.6. Assignment Obligation.

(a) Employees, Consultants and Third Party Contractors of Licensee and its Affiliates.

(i) AstraZeneca Product Improvements. Licensee shall cause each employee, individual consultant and Third Party contractor that Licensee or its Affiliate proposes to engage to conduct activities involving the AstraZeneca Product, including any use of the Ticagrelor Compound, any AstraZeneca Product or any AstraZeneca Product Know-How under or in connection with this Agreement on behalf of Licensee or its Affiliates (excluding MedImmune and its Affiliates) who conceives, discovers, develops or otherwise makes any AstraZeneca Product Improvement under or in connection with activities conducted pursuant to this Agreement to be under an obligation to assign to Licensee their rights in any such AstraZeneca Product Improvement. If (A) Licensee is unable to cause such Third Party contractor or consultant (including any contractor who is, or a consultant who is employed by, a governmental, not-for-profit, or public institution that has standard policies against such an assignment) to agree to such assignment obligation with respect to AstraZeneca Product Improvements despite Licensee’s using commercially reasonable efforts to negotiate such assignment obligation, or (B) Applicable Law would prohibit Licensee from requiring such an assignment from such Third Party contractor or consultant, in each case ((A) and (B)) Licensee shall refrain from using such Third Party contractor or consultant to conduct activities pursuant to this Agreement unless MedImmune consents in writing, such consent not to be unreasonably withheld, conditioned or delayed. MedImmune shall respond to any such request for consent within [***]. Licensee shall require its and its Affiliates’ Sublicensees to be subject to the obligations set forth in this Section 5.1.6(a)(i) to the same extent as Licensee.

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(ii) Information and Inventions Other than AstraZeneca Product Improvements. Except with respect to any AstraZeneca Product Improvement, which shall be governed by Section 5.1.6(a)(i), Licensee shall cause each employee and individual consultant (excluding MedImmune and its Affiliates) of Licensee or its Affiliates (but excluding Third Party contractors of Licensee and its Affiliates, which are separately addressed in Section 5.1.6(b)) who conceives, discovers, develops or otherwise makes (i) any Information that is directed to a Licensed Compound or Licensed Product and was not previously in the public domain or (ii) any other Invention directed to a Licensed Compound or Licensed Product (but, in each case ((i) and (ii)), excluding any AstraZeneca Product Improvement), in connection with activities conducted relating to this Agreement to be under an obligation to assign to Licensee their rights in any such Information or other Invention. In the case of any consultant of Licensee or its Affiliates (excluding MedImmune and its Affiliates and Licensee’s and its Affiliates’ Third Party contractors), if Licensee is unable to cause such consultant to agree to such assignment obligation despite Licensee’s using commercially reasonable efforts to negotiate such assignment obligation, then Licensee shall either: (A) cause such consultant to grant an exclusive license, with the right to sublicense through multiple tiers, under their rights in such Information or other Invention to Exploit the Licensed Compounds and Licensed Products in the Field in the Territory, except where Applicable Law requires otherwise and except in the case of consultants who are employed by governmental, not-for-profit, or public institutions that have standard policies against such an assignment (in which case, Licensee shall use commercially reasonable efforts to obtain a suitable license, or right to obtain such a license); or (B) refrain from using such consultant to conduct activities pursuant to this Agreement unless MedImmune consents in writing, such consent not to be unreasonably withheld, conditioned or delayed. MedImmune shall respond to any such request for consent within [***]. Licensee shall require its and its Affiliates’ Sublicensees to be subject to the obligations set forth in this Section 5.1.6(a)(ii) to the same extent as Licensee.

(b) Third Party Contractors. Except with respect to any AstraZeneca Product Improvement, which shall be governed by Section 5.1.6(a)(i), Licensee shall use commercially reasonable efforts to obtain from each Third Party contractor that Licensee or its Affiliate proposes to engage to conduct activities under or in connection with this Agreement on behalf of Licensee or its Affiliates an assignment, an exclusive license, or a non-exclusive license (in order of preference), with the right to sublicense through multiple tiers, to Licensee of (i) any Information that is directed to a Licensed Compound or Licensed Product and was not previously in the public domain or (ii) any other Invention directed to a Licensed Compound or Licensed Product, that, in each case ((i) and (ii)), such Third Party contractor conceives, discovers, develops or otherwise makes in connection with activities conducted relating to this Agreement. The Parties acknowledge that it may not be possible to obtain such assignment or license from any such Third Party contractor on terms acceptable to Licensee or at all (e.g., technology of broad applicability to the operation of such Third Party contractor’s business, or improvements to such Third Party contractor’s own proprietary technology used in the performance of services on behalf of Licensee or its Affiliate), and accordingly, the Parties agree that the inability of Licensee or its Affiliate, despite the use of commercially reasonable

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efforts, to obtain such assignment or license from a Third Party contractor on terms acceptable to Licensee or at all shall not constitute a breach of Licensee’s obligations under this Agreement. Licensee shall require its and its Affiliates’ Sublicensees to be subject to the obligations set forth in this Section 5.1.6(b) to the same extent as Licensee.

5.1.7. Ownership of Licensee Corporate Names and Product Trademarks. As between the Parties, Licensee shall own all right, title and interest to the Licensee Corporate Names and the Product Trademarks in the Territory.

5.1.8. Ownership of MedImmune Corporate Names. As between the Parties, MedImmune shall retain all right, title and interest in and to the MedImmune Corporate Names and any Trademarks with respect to any AstraZeneca Product (other than Generic Ticagrelor Products).

5.2. Maintenance and Prosecution of Patents.

5.2.1. Intent Regarding PhaseBio Patents. Without limiting Section 5.2.2 and Section 5.2.3, Licensee shall use reasonable efforts to file separately Patents claiming any Licensee-owned invention that is necessary or useful for the development, manufacture, use or sale of any compound (including any Other Active) that is not a Licensed Compound or any product that is not a Licensed Product. To that end, with respect to any such Patent that claims the composition of matter or formulation of, or any method of treatment or use or Manufacture of, or any means of delivery or dosage of, any Licensed Compound or Licensed Product, Licensee shall use, and shall instruct its patent counsel to use, reasonable, good faith efforts not to include in any such Patent any claim that would cause such Patent not to be a PhaseBio Selected Patent. In the event Licensee determines, in good faith and upon advice of outside patent counsel, that it is not practicable or not consistent with applicable patent law and patent office requirements to omit any such claim, or that omitting any such claim is against Licensee’s interest in establishing strong patent protection for the applicable Invention or against the Parties’ mutual interest in establishing strong patent protection for Licensed Compounds and Licensed Products, Licensee shall so notify MedImmune at least [***] prior to filing any such Patent, and, subject to execution by the Parties of a reasonable and customary confidentiality and common interest agreement if so requested by Licensee, Licensee shall provide MedImmune with a draft of such Patent, and the Parties and their respective patent counsel shall promptly confer and attempt in good faith to agree on a course of action.

5.2.2. Licensed Patents; PhaseBio Selected Patents. As between the Parties, Licensee shall have the first right, but not the obligation, to prepare, file, prosecute and maintain the Licensed Patents and the PhaseBio Selected Patents, including directing any related interference, re-issuance, re-examination and opposition proceedings with respect thereto, worldwide, in each case, at its sole cost and expense and through reputable, outside counsel mutually agreed to by the Parties, such agreement not to be unreasonably withheld, conditioned or delayed, and, with respect to any AstraZeneca Product References in connection with the

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filing, prosecution or maintenance of any such Patents, using only factual statements supported by the approved label for the AstraZeneca Product or presenting a balanced view of the AstraZeneca Product considering the approved label thereof as a whole. Licensee shall keep MedImmune reasonably informed MedImmune of progress with regard to the preparation, filing, prosecution and maintenance of the Licensed Patents and the PhaseBio Selected Patents, as applicable, in the Territory, including by providing MedImmune with a copy of material communications to and from any patent authority regarding such Patents and by providing MedImmune drafts of any material filings or responses to be made to such patent authorities sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for MedImmune to review and comment thereon. Licensee shall consider in good faith the requests and suggestions of MedImmune with respect to such drafts and with respect to strategies for filing and prosecuting such Licensed Patents or PhaseBio Selected Patents. If, as between the Parties, Licensee decides not to prepare, file, prosecute or maintain a Licensed Patent or a PhaseBio Selected Patent in a country in the Territory, Licensee shall provide reasonable prior written notice to MedImmune of such intention and MedImmune shall thereupon have the right, in its sole discretion, to assume the control and direction of the preparation, filing, prosecution and maintenance of such Licensed Patent at its sole cost and expense in such country. MedImmune shall use commercially reasonable efforts, consistent with Applicable Law, to make employee inventors available to Licensee for consultation from time to time to facilitate Licensee’s prosecution of the Licensed Patents.

5.2.3. Other PhaseBio Patents. As between the Parties, Licensee shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain any PhaseBio Patents that are not PhaseBio Selected Patents, including directing any related interference, re-issuance, re-examination and opposition proceedings with respect thereto, worldwide, at its sole cost and expense and through counsel of its choice, and, with respect to any AstraZeneca Product References in connection with the filing, prosecution or maintenance of such Patents, using only factual statements supported by the approved label for the AstraZeneca Product or presenting a balanced view of the AstraZeneca Product considering the approved label thereof as a whole.

5.2.4. AstraZeneca Product Patents. As between the Parties, MedImmune (or its Affiliate or sublicensee) shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain the AstraZeneca Product Patents, including directing any related interference, re-issuance, re-examination and opposition proceedings with respect thereto, worldwide, in each case, at its sole cost and expense and through counsel of its choice.

5.2.5. Joint Patents. The Parties shall decide on a Joint Invention-by-Joint Invention basis which Party will have the first right to prosecute and maintain Joint Patents (such Party, the “Responsible Party”), at its sole cost and expense and by reputable, outside counsel mutually agreed to by the Parties, such agreement not to be unreasonably withheld, conditioned or delayed. The Responsible Party shall keep the other Party reasonably informed of progress with regard to the prosecution and maintenance of Joint Patents for which the

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Responsible Party is responsible under this Section 5.2.5, and shall consult with, and consider in good faith the requests and suggestions of, the other Party. In the event that the Responsible Party desires not to file, or desires to abandon or cease prosecution or maintenance of, any Joint Patent in any country, the Responsible Party shall provide written notice to the other Party of such intention promptly after the Responsible Party makes such determination (which notice shall be given no later than [***] prior to the next deadline for any action that must be taken with respect to such Joint Patent in the relevant patent office). In such case, at the other Party’s sole discretion, upon written notice to the Responsible Party from the other Party, the other Party may elect to continue prosecution or maintenance of any such Joint Patent, at its sole cost and expense and by counsel of its own choice.

5.2.6. Cooperation. The non-prosecuting Party shall, and as necessary shall cause its Affiliates to, assist and cooperate with the prosecuting Party, as the prosecuting Party may reasonably request from time to time, in the preparation, filing, prosecution and maintenance of the Licensed Patents, PhaseBio Selected Patents, AstraZeneca Product Patents and Joint Patents, as applicable. Without limiting the foregoing, the non-prosecuting Party shall, and as necessary shall ensure that its Affiliates, (a) offer its comments, if any, promptly and (b) provide access to relevant documents and other evidence and make its employees available at reasonable business hours; provided, however, that neither Party shall be required to provide legally privileged information with respect to such intellectual property unless and until procedures reasonably acceptable to such Party are in place to protect such privilege; and provided, further, that the prosecuting Party shall reimburse the non-prosecuting Party for its reasonable and verifiable out-of-pocket costs and expenses incurred in connection therewith.

5.2.7. Patent Term Extension and Supplementary Protection Certificate. As between the Parties, regardless of which Party is filing, prosecuting and maintaining any Licensed Patent, PhaseBio Selected Patent or Joint Patent pursuant to this Section 5.2, the Parties shall attempt to make decisions by mutual agreement regarding patent term extensions, in the Territory, including the United States with respect to extensions pursuant to 35 U.S.C. §156 et. seq. and in other jurisdictions pursuant to supplementary protection certificates, and in all jurisdictions with respect to any other extensions that are now or become available in the future, wherever applicable, for the Licensed Patents, the PhaseBio Selected Patents and Joint Patents and with respect to Licensed Compounds and Licensed Products, in each case including whether or not to so apply. If, with respect to any Licensed Compound or Licensed Product and a country, the Parties cannot agree on which Licensed Patent, PhaseBio Selected Patent or Joint Patent as to which the term is to be extended in such country, then with respect to Licensed Patents, PhaseBio Selected Patents and Joint Patents in such country, the Parties shall mutually agree on a Third Party patent lawyer (whose costs shall be borne equally (50/50) between the Parties) and shall give such lawyer instructions to resolve such disagreement in a manner designed to maximize the period of exclusivity for such Licensed Compound or Licensed Product, and the decision of such lawyer shall be binding on the Parties. For clarity, Licensee shall have the sole right to make decisions regarding, and shall have the sole right to

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apply for, patent term extensions in the Territory with respect to PhaseBio Patents that are not PhaseBio Selected Patents.

5.2.8. Common Ownership Under Joint Research Agreements. Notwithstanding anything to the contrary in this Article 5, neither Party shall have the right to make an election under 35 U.S.C. 102(c) when exercising its rights under this Article 5 without the prior written consent of the other Party. With respect to any such permitted election, the Parties shall coordinate their activities with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. 100(h).

5.3. Enforcement of Patents.

5.3.1. Notice. In the event that either Party receives notice of (a) any alleged or threatened infringement of the Licensed Patents, PhaseBio Selected Patents or Joint Patents in any jurisdiction in the Territory or (b) any certification filed under the BPCI Act claiming that any Licensed Patents, PhaseBio Selected Patents or Joint Patents are invalid or unenforceable or claiming that any Licensed Patents, PhaseBio Selected Patents, or Joint Patents would not be infringed by the making, having made, use, offer for sale, sale or import of a product for which an application under the BPCI Act is filed or any equivalent or similar certification or notice in any other jurisdiction in the Territory (an “Infringement”), such Party shall promptly notify the other Party in writing of such Infringement.

5.3.2. Licensed Patents; PhaseBio Selected Patents. As between the Parties, Licensee shall have the first right, but not the obligation, to prosecute Infringement with respect to the Licensed Patents and the PhaseBio Selected Patents, including as a defense or counterclaim in connection with any Third Party Infringement Claim, at Licensee’s sole cost and expense, using reputable, outside counsel mutually agreed to by the Parties, such agreement not to be unreasonably withheld, conditioned or delayed, and, with respect to any AstraZeneca Product References in connection with the prosecution of Infringement with respect to any such Patents, using only factual statements contained in the approved label for the AstraZeneca Product or otherwise approved by MedImmune in writing. In the event Licensee prosecutes any such Infringement, MedImmune shall have the right to join as a party to such claim, suit or proceeding and participate with its own counsel at its sole cost and expense; provided that Licensee shall retain control of the prosecution of such claim, suit or proceeding, including the response to any defense or defense of any counterclaim raised in connection therewith. If Licensee or its designee does not take and continue to pursue commercially reasonable steps to prosecute an Infringement with respect to the Licensed Patents or the PhaseBio Selected Patents in the Field within [***] following the date upon which Licensee first receives notice or otherwise learns of such Infringement or such shorter period as may be necessary to preserve MedImmune’s rights to prosecute such Infringement effectively, unless the Parties otherwise agree in writing, or, provided such date occurs after Licensee receives notice or otherwise learns of such Infringement, [***] before the time limit, if any, set forth in Applicable Law for filing of

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such actions, whichever comes first, then (i) Licensee shall so notify MedImmune and, (ii) MedImmune may prosecute such alleged or threatened Infringement at its sole cost and expense.

5.3.3. Other PhaseBio Patents. As between the Parties, Licensee shall have the sole right, but not the obligation, to prosecute Infringement with respect to any PhaseBio Patents that are not PhaseBio Selected Patents, including as a defense or counterclaim in connection with any Third Party Infringement Claim, at Licensee’s sole cost and expense, using counsel of its choice and, with respect to any AstraZeneca Product References in connection with the prosecution of Infringement with respect to such Patents, using only factual statements contained in the approved label for the AstraZeneca Product or otherwise approved by MedImmune in writing.

5.3.4. AstraZeneca Product Patents. As between the Parties, MedImmune or its Affiliate shall have the sole right, but not the obligation, to prosecute Infringement with respect to the AstraZeneca Product Patents, including as a defense or counterclaim in connection with any Third Party Infringement Claim, at MedImmune’s sole cost and expense, using counsel of its choice.

5.3.5. Joint Patents. The Responsible Party shall have the first right, but not the obligation, to prosecute Infringement with respect to the Joint Patents, including as a defense or counterclaim in connection with any Third Party Infringement Claim, at the Responsible Party’s sole cost and expense, using reputable, outside counsel mutually agreed to by the Parties, such agreement not to be unreasonably withheld, conditioned or delayed, and, with respect to any AstraZeneca Product References in connection with the prosecution of Infringement with respect to the Joint Patents, using only factual statements contained in the approved label for the AstraZeneca Product or otherwise approved by MedImmune in writing. In the event the Responsible Party prosecutes any such Infringement, the other Party shall have the right to join as a party to such claim, suit or proceeding and participate with its own counsel at its sole cost and expense; provided that the Responsible Party shall retain control of the prosecution of such claim, suit or proceeding, including the response to any defense or defense of any counterclaim raised in connection therewith. If the Responsible Party or its designee does not take and continue to pursue commercially reasonable steps to prosecute an Infringement with respect to the Joint Patents in the Field within [***] following the date upon which the Responsible Party first receives notice or otherwise learns of such Infringement or such shorter period as may be necessary to preserve the other Party’s rights to prosecute such Infringement effectively, unless the Parties otherwise agree in writing, or, provided such date occurs after the Responsible Party receives notice or otherwise learns of such Infringement, [***] before the time limit, if any, set forth in Applicable Law for filing of such actions, whichever comes first, then (a) the Responsible Party shall so notify the other Party and, (b) the other Party may prosecute such alleged or threatened Infringement at its sole cost and expense.

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5.3.6. Cooperation. The Parties agree to cooperate fully in any Infringement action pursuant to this Section 5.3 with respect to any Licensed Patents, PhaseBio Selected Patents or Joint Patents, including by making the inventors, applicable records, and documents (including laboratory notebooks) with respect to the relevant Patents available to the enforcing Party on the enforcing Party’s request. With respect to any such action controlled by the applicable enforcing Party, the other Party shall, and as necessary shall cause its Affiliates to, assist and cooperate with the enforcing Party, as the enforcing Party may reasonably request from time to time, in connection with its activities set forth in this Section 5.3, including, where necessary, furnishing a power of attorney solely for such purpose or joining in, or being named as a necessary party to, such action, providing access to relevant documents and other evidence, and making its employees available at reasonable business hours; provided that the enforcing Party shall reimburse such other Party for its reasonable and verifiable out-of-pocket costs and expenses incurred in connection therewith. Unless otherwise set forth herein, the enforcing Party shall have the right to settle such claim; provided that neither Party shall have the right to settle any Infringement litigation under this Section 5.3 in a manner that reasonably may have a material adverse effect on the rights or interest of the other Party or its Affiliates (including, in the case of MedImmune as the other Party, a material adverse effect on the AstraZeneca Product) or in a manner that imposes any costs or liability on, or involves any admission by, the other Party, without the express written consent of such other Party (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing or anything to the contrary in this Agreement, MedImmune shall have the sole and absolute discretion to settle any claims with respect to the AstraZeneca Product or any AstraZeneca Product Patent, without consultation with Licensee and without regard to the effect of such settlements on any Licensed Product (provided that, if any such settlement of claims with respect to any AstraZeneca Product also involves a settlement of claims with respect to any Licensed Product, MedImmune shall not settle any claims specifically with respect to the Licensed Product in a manner that would impose any costs or liability on, or involves any admission by, Licensee, without the express written consent of Licensee). In connection with any activities with respect to an Infringement action prosecuted by the applicable enforcing Party pursuant to this Section 5.3 involving Licensed Patents, the PhaseBio Selected Patents or Joint Patents, the enforcing Party shall (a) consult with the other Party as to the strategy for the prosecution of such claim, suit, or proceeding, (b) consider in good faith any comments from the other Party with respect thereto, and (c) keep the other Party reasonably informed of any material steps taken, and provide copies of all material documents filed, in connection with such action. Notwithstanding the foregoing, MedImmune shall have no obligations under this Section 5.3.6, and no right to settle any Infringement action, with respect to any PhaseBio Patents that are not PhaseBio Selected Patents.

5.3.7. Recovery. Except as otherwise agreed by the Parties in connection with a cost sharing arrangement, any recovery realized as a result of such litigation described above in this Section 5.3 (whether by way of settlement or otherwise) shall be first allocated to reimburse the Parties for their costs and expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses). Any remainder after such reimbursement is made shall be retained by the enforcing Party; provided,

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however, that any recovery realized by Licensee as a result of any action brought and controlled by Licensee with respect to a Licensed Patent pursuant to Section 5.3.2 shall be allocated as follows: (a) compensatory damages shall: (i) if awarded as lost sales, be treated as Net Sales of Licensed Products in the quarter in which such recovery is received for purposes of Section 4.5; and (ii) if not awarded as lost sales, be treated as profits or royalties, as appropriate, and shall be used to determine lost sales, which lost sales shall be treated as Net Sales of Licensed Products for purposes of Section 4.5 in the quarter in which such recovery is received, provided that in no event shall Licensee be obligated to pay to MedImmune more than [***]% of the compensatory damages described in this clause (ii); and (b) non-compensatory damages shall be allocated [***]% to Licensee and [***]% to MedImmune.

5.3.8. Biosimilar Applicants. If either Party receives a copy of an application for a Biosimilar Product in the Territory referencing a Licensed Product, or otherwise becomes aware that such an application has been submitted to a Regulatory Authority for Regulatory Approval in the Territory (such as in an instance described in Section 351(l)(9)(C) of the PHSA), then this Section 5.3.8 shall apply, and, within [***], such Party shall notify the other Party. The Party that is not the “reference product sponsor,” as defined in Section 351(l)(1)(A) of the PHSA, shall have the right, but not the obligation, to seek permission or take other steps necessary to view the application and related confidential information from the filer of the application for a Biosimilar Product (“Biosimilar Filer”) to the extent permitted under Sections 351(l)(1)(B)(iii) and (C) of the PHSA (or the equivalent Applicable Laws in a country other than the U.S. Regardless of the Party that is the “reference product sponsor” for purposes of such Biosimilar Product application:

(a) Licensee shall have the sole right to manage and prosecute biosimilar litigation in the Territory, subject to the provisions of this Section 5.3.8.

(b) Licensee will have the sole right to designate pursuant to Section 351(l)(1)(B)(i) and (ii) of the PHSA the outside counsel and in-house counsel who will receive confidential access to the Biosimilar Product application and manufacturing process information of the Biosimilar Filer.

(c) Licensee shall have the sole right to (i) list any Patents, including those licensed hereunder, insofar as they claim or cover the applicable Licensed Product as required pursuant to Section 351(l)(3)(A), Section 351(l)(5)(b)(i)(II), or Section 351(l)(7) of the PHSA, (ii) respond to any communications with respect to such lists from the Biosimilar Filer (including as described in 351(l)(3)(C)), and (iii) negotiate with the Biosimilar Filer as to whether to utilize a mechanism for information exchange other than that specified in Section 351(l)(1) of the PHSA and as to the Patents that will be subject to the initial litigation procedure as described in Section 351(l)(4) of the PHSA, to decide which Patent or Patents shall be selected for initial litigation under Section 351(l)(5)(B)(i)(II) of the PHSA.

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(d) Licensee shall have the sole right to identify Patents, including those licensed to Licensee hereunder, or respond to relevant communications under any equivalent or similar listing to those described in the preceding clause (b) in any other jurisdiction outside of the United States. Upon Licensee’s reasonable request, MedImmune shall assist in the preparation of such list and make such response after consulting with Licensee.

(e) Licensee shall consult with MedImmune prior to identifying any Licensed Patents or PhaseBio Selected Patents to a Biosimilar Filer as contemplated by this Section 5.3.8. Licensee shall consider in good faith advice and suggestions with respect thereto received from MedImmune, and notify MedImmune of any such lists or communications promptly after they are made, in each case to the extent permitted by Applicable Law.

(f) Without limitation to the foregoing clauses ((a)-(e)), if a Party receives a notice of commercial marketing from any Biosimilar Filer pursuant to Section 351(a) of the PHSA, or any equivalent or similar certification or notice in any other country, such Party shall, within [***] of receiving any such notice, notify the other Party and provide the other Party with copies thereof. Thereafter, the Party controlling any action pursuant to this Section 5.3.8 shall have the first right to seek a preliminary injunction action under Section 351(l)(8)(B) of the PHSA or a declaratory judgment action pursuant to Section 351(l)(9) of the PHSA, in which event the Parties shall be subject to Section 5.3.6 and Section 5.3.7, to the extent applicable, as if such action had been commenced pursuant to Section 5.3.2. If no such litigation is ongoing at the time of such notice, then Licensee will have the first right to seek such an injunction.

(g) If Licensee elects not to exercise its rights specified in this Section 5.3.8, it shall notify MedImmune reasonably in advance of the time limits specified for any application for a Biosimilar Product (and in any event within such period as may be necessary to preserve MedImmune’s rights to exercise such rights), then, to the extent permissible under the PHSA, MedImmune may thereafter elect to exercise those rights with respect to that application for a Biosimilar Product, at MedImmune’s sole expense. Licensee shall use its commercially reasonable efforts to enable MedImmune to exercise such rights to the maximum extent permitted by Applicable Law, including to provide MedImmune with drafts of any lists or communications described in the foregoing clauses (b) or (c) prior to providing such lists or communications to the Biosimilar Filer, consider in good faith advice and suggestions with respect thereto received from MedImmune, notify MedImmune of the provision to the Biosimilar Filer of any such lists or communications promptly after they are made and take such other actions with respect to the Biosimilar Filer on behalf of MedImmune as may be necessary to give effect to the foregoing rights of MedImmune; provided that MedImmune shall reimburse Licensee for its reasonable and verifiable out-of-pocket costs and expenses incurred in connection therewith.

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(h) The Parties recognize that procedures other than those set forth above may apply with respect to applications for Biosimilar Products. In the event that the Parties determine that certain provisions of Applicable Law in the United States or in any other country in the Territory apply to actions taken by the Parties with respect to applications for Biosimilar Products in such country, the Parties shall comply with any such Applicable Law in such country (and any relevant and reasonable procedures established by Parties) in exercising their rights and obligations with respect to applications for Biosimilar Products under this Section 5.3.8. The Party that does not control the actions contemplated by this Section 5.3.8 shall cooperate with the controlling Party in implementing any decisions that the controlling Party elects to take pursuant to this Section 5.3.8.

5.4. Infringement Claims by Third Parties. If the Exploitation or Manufacture of a Licensed Product in the Territory pursuant to this Agreement results in any claim, suit or proceeding by a Third Party against Licensee or any of its Affiliates or its or their Sublicensees alleging infringement (a “Third Party Infringement Claim”), including any defense or counterclaim in connection with an Infringement action initiated by Licensee or any of its Affiliates pursuant to Section 5.3.2, Licensee shall promptly notify MedImmune thereof in writing. Except as provided in Section 8.3.2, as between the Parties, Licensee shall have the first right to defend against any such claim, suit or proceeding at its sole cost and expense, using reputable, outside counsel mutually agreed to by the Parties, such agreement not to be unreasonably withheld, conditioned or delayed, and, with respect to any AstraZeneca Product References in connection with the defense of any such claim, suit or proceeding with respect to a Licensed Patent or PhaseBio Patent, using only factual statements contained in the approved label for the AstraZeneca Product or otherwise approved by MedImmune in writing; provided that MedImmune shall respond to any request to use an AstraZeneca Product Reference in connection with any such defense within [***] of receipt of such request. MedImmune may participate in any such claim, suit or proceeding with counsel of its choice at its sole cost and expense; provided that Licensee shall retain the right to control such claim, suit or proceeding. MedImmune shall, and as necessary shall cause its Affiliates to, assist and cooperate with Licensee, as Licensee may reasonably request from time to time, in connection with its activities set forth in this Section 5.4, including, where necessary, furnishing a power of attorney solely for such purpose or joining in, or being named as a necessary party to, such action, providing access to relevant documents and other evidence, and making its employees available at reasonable business hours; provided that Licensee shall reimburse MedImmune for its reasonable and verifiable out-of-pocket costs and expenses incurred in connection therewith. Licensee shall keep MedImmune reasonably informed of all material developments in connection with any such claim, suit or proceeding. Licensee agrees to provide MedImmune with copies of all material pleadings filed in such action and to allow MedImmune reasonable opportunity to participate in the defense of the claims. Any damages, or awards, including royalties incurred or awarded in connection with any Third Party Infringement Claim defended by Licensee under this Section 5.4 shall be borne by Licensee. If Licensee or its designee does not take commercially reasonable steps to defend against such claim, suit or proceeding within [***] following the date upon which Licensee first receives notice or otherwise learns of such Third Party Infringement

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Claim or, provided such date occurs after Licensee receives notice or otherwise learns of such Third Party Infringement Claim, [***] before the time limit, if any, set forth in Applicable Law for filing of such actions, whichever comes first, then (a) Licensee shall so notify MedImmune and (b) MedImmune may defend against such Third Party Infringement Claim at its sole cost and expense. For clarity, except as provided in Section 8.3.2, as between the Parties, MedImmune and its Affiliates shall have and retain the right to defend against any claim, suit or proceeding brought against MedImmune or any of its Affiliates.

5.5. Invalidity or Unenforceability Defenses or Actions.

5.5.1. Notice. Each Party shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity or unenforceability of any of the Licensed Patents, PhaseBio Selected Patents or Joint Patents by a Third Party of which such Party becomes aware.

5.5.2. Licensed Patents; PhaseBio Patents. Except as provided in Section 8.3.2, as between the Parties, Licensee shall have (a) the first right, but not the obligation, to defend and control the defense of the validity and enforceability of the Licensed Patents and the PhaseBio Selected Patents at its sole cost and expense, using reputable, outside counsel mutually agreed to by the Parties, such agreement not to be unreasonably withheld, conditioned or delayed, and (b) the sole right, but not the obligation, to defend and control the defense of the validity and enforceability of any PhaseBio Patents that are not PhaseBio Selected Patents at its sole cost and expense, using counsel of Licensee’s choice; including, in each case ((a) and (b)), when such invalidity or unenforceability is raised as a defense or counterclaim in connection with an Infringement action initiated pursuant to Section 5.3; provided that if any such claim is raised as a defense or counterclaim in connection with an Infringement action initiated pursuant to Section 5.3, then the Party controlling such Infringement action shall have the first right to defend and control the defense of the validity and enforceability of the applicable Patents. With respect to any such claim, suit or proceeding with respect to any of the Licensed Patents or PhaseBio Selected Patents, MedImmune may participate in such claim, suit or proceeding with counsel of its choice at its sole cost and expense; provided that Licensee shall retain control of the defense in such claim, suit or proceeding. If Licensee or its designee elects not to defend or control the defense of the Licensed Patents or PhaseBio Selected Patents or otherwise fails to initiate and maintain the defense of any such claim, suit or proceeding with respect to the Licensed Patents or PhaseBio Selected Patents, then MedImmune may conduct and control the defense of any such claim, suit or proceeding at its sole cost and expense.

5.5.3. Joint Patents. Except as provided in Section 8.3.2, as between the Parties, the Responsible Party shall have the first right, but not the obligation, to defend and control the defense of the validity and enforceability of the Joint Patents at its sole cost and expense, using reputable, outside counsel mutually agreed to by the Parties, such agreement not to be unreasonably withheld, conditioned or delayed; including when such invalidity or unenforceability is raised as a defense or counterclaim in connection with an Infringement action

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Initiated pursuant to Section 5.3; provided that if any such claim is raised as a defense or counterclaim in connection with an Infringement action initiated pursuant to Section 5.3, then the Party controlling such Infringement action shall have the first right to defend and control the defense of the validity and enforceability of the applicable Patents. With respect to any such claim, suit or proceeding with respect to any of the Joint Patents, the other Party may participate in such claim, suit or proceeding with counsel of its choice at its sole cost and expense; provided that the Responsible Party shall retain control of the defense in such claim, suit or proceeding. If the Responsible Party or its designee elects not to defend or control the defense of the Joint Patents or otherwise fails to initiate and maintain the defense of any such claim, suit or proceeding with respect to the Joint Patents, then the other Party may conduct and control the defense of any such claim, suit or proceeding at its sole cost and expense.

5.5.4. AstraZeneca Product Patents. As between the Parties, MedImmune or its Affiliate shall have the sole right, but not the obligation, to defend and control the defense of the validity and enforceability of the AstraZeneca Product Patents its sole cost and expense, using counsel of MedImmune’s choice, including when such invalidity or unenforceability is raised as a defense or counterclaim in connection with an Infringement action initiated pursuant to Section 5.3.

5.5.5. Cooperation. The non-controlling Party in any action pursuant to this Section 5.5 shall, and as necessary shall cause its Affiliates to, assist and cooperate with the controlling Party, as such controlling Party may reasonably request from time to time, in connection with its activities set forth in this Section 5.5, including, where necessary, furnishing a power of attorney solely for such purpose or joining in, or being named as a necessary party to, such action, providing access to relevant documents and other evidence, and making its employees available at reasonable business hours; provided that the controlling Party shall reimburse the non-controlling Party for its reasonable and verifiable out-of-pocket costs and expenses incurred in connection therewith; provided further that MedImmune shall have no obligation under this Section 5.5.5 with respect to any PhaseBio Patents that are not PhaseBio Selected Patents. In connection with any activities with respect to a defense, claim or counterclaim relating to the Licensed Patents pursuant to this Section 5.5, Licensee shall (a) consult with MedImmune as to the strategy for such activities, (b) consider in good faith any comments from MedImmune, and (c) keep MedImmune reasonably informed of any material steps taken and provide copies of all material documents filed, in connection with such defense, claim or counterclaim.

5.6. Product Trademarks.

5.6.1. Prosecution of Product Trademarks. Licensee shall be responsible for the registration, prosecution, and maintenance of the Product Trademarks using counsel of its own choice. All costs and expenses of registering, prosecuting and maintaining the Product Trademarks shall be borne solely by Licensee.

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5.6.2. Enforcement of Product Trademarks. Subject to Sections 9.4.2(b) and 9.4.3(b), Licensee shall have the sole right during the Term to take such action as Licensee deems necessary against a Third Party based on any alleged, threatened or actual infringement, dilution, misappropriation, or other violation of, or unfair trade practices or any other like offense relating to, the Product Trademarks by a Third Party in the Territory at its sole cost and expense and using counsel of its own choice. Licensee shall retain any damages or other amounts collected in connection therewith.

5.6.3. Third Party Claims. Subject to Sections 9.4.2(b) and 9.4.3(b), Licensee shall have the sole right during the Term to defend against and settle any alleged, threatened, or actual claim by a Third Party that the use or registration of the Product Trademarks by Licensee or any of its Affiliates or Sublicensees in the Territory infringes, dilutes, misappropriates, or otherwise violates any Trademark or other right of that Third Party or constitutes unfair trade practices or any other like offense or any other claims as may be brought by a Third Party against a Party in connection with the use of the Product Trademarks with respect to a Licensed Product in the Territory, at its sole cost and expense and using counsel of its choice. Any damages or awards, including royalties incurred or awarded in connection with any such claim defended under this Section 5.6.3, shall be for the account of Licensee, except to the extent that any such claim resulted from MedImmune’s, its Affiliate’s or its (sub)licensee’s failure to comply with Section 5.7.2.

5.7. Corporate Names, Licensed Trademarks and Product Trademarks.

5.7.1. Licensee shall not, and shall not permit its Affiliates or its or their Sublicensees to, (a) use in their respective businesses, any Trademark that is confusingly similar to, misleading or deceptive with respect to, or that dilutes, any (or any part) of the MedImmune Corporate Names or any Trademarks with respect to any AstraZeneca Product, (b) do any act that endangers, destroys or similarly affects, in any material respect, the value of the goodwill pertaining to the MedImmune Corporate Names or any Trademarks with respect to any AstraZeneca Product, or (c) attack, dispute or contest the validity of or ownership of the MedImmune Corporate Names or any Trademarks with respect to any AstraZeneca Product anywhere in the Territory or any registrations issued or issuing with respect thereto or any pending registration thereof. Without limitation to any term or condition of the Trademark License Agreement, Licensee agrees, and shall cause its Affiliates and Sublicensees, to conform (i) to the customary industry standards for the protection of any Licensed Trademarks and to such trademark usage guidelines as MedImmune may furnish from time to time with respect to the use of any Licensed Trademarks and (ii) to adhere to and maintain high quality standards with respect to goods sold and services provided under any Licensed Trademarks. For purposes of Sections 5.7.1 and 5.7.2, references to AstraZeneca Product exclude Generic Ticagrelor Products.

5.7.2. Without limitation to the foregoing, the use of any Licensed Trademarks by Licensee, its Affiliates and its and their Sublicensees shall be subject to the terms

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and conditions of this Agreement, including Sections 3.5.6 and 5.7.1, and the applicable Trademark License Agreement. Unless otherwise provided in the Trademark License Agreement, each use of any Trademark with respect to the AstraZeneca Product by Licensee, its Affiliates and its and their Sublicensees shall be subject to the prior review and approval of MedImmune, such approval not to be unreasonably withheld, conditioned or delayed. Licensee covenants to MedImmune that, except as expressly permitted in this Agreement and the Trademark License Agreement, Licensee and its Affiliates and its or their Sublicensees shall not (a) in connection with the Development, Commercialization or other Exploitation of any Licensed Product, use any Licensed Trademark or any other Trademark with respect to the AstraZeneca Product or (b) assist, authorize or enable any Excluded Distributor or other Third Party contractor of Licensee, its Affiliates or its or their Sublicensees to use any Licensed Trademark or any other Trademark with respect to the AstraZeneca Product.

5.7.3. MedImmune shall not, and shall not permit its Affiliates or its or their (sub)licensees of the AstraZeneca Product to, (a) use in their respective businesses, any Trademark that is confusingly similar to, misleading or deceptive with respect to or that dilutes any (or any part) of the Licensee Corporate Names or the Product Trademarks, (b) do any act that endangers, destroys or similarly affects, in any material respect, the value of the goodwill pertaining to the Licensee Corporate Names or the Product Trademarks, or (c) attack, dispute or contest the validity of or ownership of the Licensee Corporate Names or the Product Trademarks anywhere in the Territory or any registrations issued or issuing with respect thereto or any pending registration thereof. MedImmune agrees, and shall cause its Affiliates and (sub)licensees, to conform to the customary industry standards for the protection of the Licensee Corporate Names and the Product Trademarks and to such trademark usage guidelines as Licensee may furnish from time to time with respect to the use of the Licensee Corporate Names and the Product Trademarks.

ARTICLE 6

CONFIDENTIALITY AND NON-DISCLOSURE

6.1. Confidentiality Obligations. At all times during the Term and for a period of ten (10) years following termination or expiration hereof in its entirety, each Party shall and shall cause its officers, directors, employees and agents to, keep confidential and not publish or otherwise disclose to a Third Party and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Agreement. “Confidential Information” means any technical, business or other information provided by or on behalf of one Party to the other Party in connection with this Agreement, whether prior to, on or after the Effective Date, including information relating to the terms of this Agreement (subject to Section 6.4), information relating to any Licensed Compound or Licensed Product (including the Regulatory Documentation), any Development, Manufacture or Commercialization of any Licensed Compound or Licensed Product, any know-how with respect thereto developed by or on behalf of the disclosing Party or its Affiliates (including Licensed

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Know-How and PhaseBio Know-How, as applicable) or the scientific, regulatory or business affairs or other activities of such Party. Notwithstanding the foregoing, (a) the terms of this Agreement shall be deemed to be the Confidential Information of both Parties and both Parties shall be deemed to be the receiving Party and the disclosing Party with respect thereto and (b) any AstraZeneca Product Know-How and any AstraZeneca Product Improvement shall be deemed to be the Confidential Information of MedImmune, and Licensee shall be deemed to be the receiving Party and MedImmune shall be deemed to be the disclosing Party with respect thereto. Notwithstanding the foregoing, the confidentiality and non-use obligations under this Section 6.1 with respect to any Confidential Information shall not include any information that the receiving Party can demonstrate by competent evidence:

6.1.1. is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no breach of this Agreement by the receiving Party;

6.1.2. can be demonstrated by documentation or other competent proof to have been in the receiving Party’s possession prior to disclosure by the disclosing Party without any obligation of confidentiality with respect to such information;

6.1.3. is subsequently received by the receiving Party on a non-confidential basis from a Third Party who is not bound by any obligation of confidentiality with respect to such information;

6.1.4. has been published by a Third Party or otherwise enters the public domain through no fault of the receiving Party in breach of this Agreement; or

6.1.5. can be demonstrated by documentation or other competent evidence to have been independently developed by or for the receiving Party without reference to the disclosing Party’s Confidential Information.

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the receiving Party unless the combination and its principles are in the public domain or in the possession of the receiving Party.

6.2. Permitted Disclosures. Each Party may disclose Confidential Information to the extent that such disclosure is:

6.2.1. made in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local

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governmental or regulatory body of competent jurisdiction or, if in the reasonable opinion of the receiving Party’s legal counsel, such disclosure is otherwise required by law, including by reason of filing with securities regulators; provided, however, that, to the extent practicable under the circumstances, the receiving Party shall first have given notice to the disclosing Party and given the disclosing Party a reasonable opportunity to quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that the Confidential Information disclosed in response to such court or governmental order shall be limited to that information which is legally required to be disclosed in response to such court or governmental order;

6.2.2. made by or on behalf of the receiving Party in connection with prosecuting or defending litigation; provided, however, that, to the extent practicable under the circumstances, the receiving Party shall first have given notice to the disclosing Party and given the disclosing Party a reasonable opportunity to obtain a protective order requiring that the Confidential Information and documents that are the subject of such litigation be held in confidence by the Persons prosecuting or defending such litigation or, if disclosed, be used only for the purposes in connection with such litigation;

6.2.3. made by or on behalf of the receiving Party to the Regulatory Authorities as required in connection with any filing, application or request for Regulatory Approval made consistent with the terms and conditions of this Agreement; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information to the extent practicable and consistent with Applicable Law;

6.2.4. made by or on behalf of the receiving Party to a patent authority as required for purposes of obtaining or enforcing a Patent as permitted by this Agreement; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available;

6.2.5. made by the receiving Party to its Affiliates or potential future or actual sublicensees (including Sublicensees) or distributors, or by the receiving Party or its Affiliates, sublicensees (including Sublicensees) or distributors to Third Parties, in each case, as may be necessary or useful in connection with the Exploitation of any Licensed Compound or Licensed Product as contemplated by this Agreement, in the case of Licensee, or the Exploitation of the AstraZeneca Product, in the case of MedImmune or its Affiliate, including subcontracting or sublicensing transactions in connection therewith; provided, however, that such disclosures are made under obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this Article 6 (with a duration of confidentiality and non-use obligations as appropriate that is no less than five (5) years from the date of disclosure);

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6.2.6. made by or on behalf of the receiving Party to [***], consultants of such receiving Party, or other Third Party service providers performing activities on behalf of such receiving Party hereunder or in connection herewith; provided, however, that (a) such disclosure shall be limited to only that Confidential Information required to enable such Third Party to perform the applicable activities and (b) such Third Party shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this Article 6 (with a duration of confidentiality and non-use obligations as appropriate that is no less than five (5) years from the date of disclosure); provided, further, that if either Party seeks to disclose the terms of this Agreement to [***] or other consultants or Third Party service providers, the Party seeking to disclose this Agreement must obtain the other Party’s prior written consent before disclosing this Agreement (such consent not to be unreasonably withheld, delayed or conditioned); or

6.2.7. made by or on behalf of the receiving Party to potential or actual investors, investment bankers, lenders or acquirers as may be necessary in connection with their evaluation of such potential or actual investment, loan, financing or acquisition; provided, however, that such persons shall be subject to reasonable obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this Article 6, with a duration of confidentiality and non-use obligations that is no less than five (5) years from the date of disclosure; provided, further, that: (a) upon the written request of either Party, the Parties shall, within [***] of such request, mutually agree in good faith on a redacted version of this Agreement that may be provided by a Party to a bona fide potential investor, acquirer or divestment partner, such agreement not to be unreasonably withheld, delayed or conditioned, and such redactions not to be so extensive that they do not permit a potential investor, acquirer or divestment partner to gain a reasonable understanding of the relationship established by this Agreement or to conduct reasonable due diligence regarding this Agreement (such redacted version, the “Redacted Agreement”), and such Party shall have the right to provide any such bona fide potential investor, acquirer or divestment partner with the Redacted Agreement or a summary thereof; and (b) if a Party seeks to disclose any terms of this Agreement that were redacted from the Redacted Agreement to potential investors, acquirers or divestment partners, the Party seeking to disclose such terms must obtain the other Party’s prior written consent before disclosing such terms (such consent not to be unreasonably withheld, delayed or conditioned). In no event shall the Party seeking to disclose Confidential Information of the other Party or the terms of this Agreement to a potential investor, acquirer or divestment partner be required to disclose the identity of such potential investor, acquirer or divestment partner to the other Party.

Notwithstanding the foregoing, Licensee shall not, without MedImmune’s prior written consent, which may be withheld in MedImmune’s sole discretion, disclose any AstraZeneca Product Know-How (other than AstraZeneca Product Know-How that is or becomes part of the public domain by public use, public general knowledge or the like through no breach of this Agreement

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by Licensee or any of its Affiliates or its or their Sublicensees) or any other Confidential Information specifically relating to the AstraZeneca Product, any AstraZeneca Product Improvement or AstraZeneca Product Patents, except in each case to the extent provided in Section 6.2.1 or, with respect to actual Sublicensees but not with respect to potential future sublicensees, Section 6.2.5.

6.3. Use of Name. Except as expressly provided herein, neither Party shall mention or otherwise use the name, logo or Trademark of the other Party or any of its Affiliates or any of its or their (sub)licensees (or Sublicensees) (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material or other form of publicity in connection with this Agreement or activities hereunder without the prior written approval of such other Party. The restrictions imposed by this Section 6.3 shall not prohibit (a) either Party from making any disclosure identifying the other Party to the extent required in connection with its exercise of its rights or obligations under this Agreement and (b) either Party from making any disclosure identifying the other Party that is required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted).

6.4. Public Announcements.

6.4.1. Subject to this Section 6.4.1, neither Party or any of its Affiliates shall issue any public announcement, press release or other similar formal public disclosure (e.g., a disclosure required to be made in a registration statement, periodic report or similar filing) regarding this Agreement without the other Party’s prior written consent, such consent not to be unreasonably withheld, delayed or conditioned. The Party proposing to make such public announcement, press release or other similar formal public disclosure shall provide a copy of any such public announcement, press release or other similar formal public disclosure to the other Party reasonably (to the extent practicable under the circumstances) but in all cases no less than [***] (or, in the case of a disclosure covered by the third sentence of this Section 6.4.1, one (1) Business Day) in advance of issuing or otherwise publicly disclosing such public announcement, press release or other similar formal public disclosure. In the event and to the extent a Party is, in the opinion of its counsel, required by Applicable Law or the rules of a stock exchange on which its securities are listed (or to which an application for listing has been submitted) to make such a public announcement, press release or other similar formal public disclosure, such Party shall submit the proposed public announcement, press release or other similar formal public disclosure in writing to the other Party reasonably (to the extent practicable under the circumstances) but in all cases no less than one (1) Business Day in advance. Under the circumstances covered in the immediately preceding sentence and subject to Section 5.7, the releasing Party shall not be obligated (a) to delay making any such public announcement, press release or other similar formal public disclosure beyond the time when the same is required to be made in order to facilitate review and comment by the other Party or (b) to refrain from issuing such public announcement, press release or other similar formal public disclosure for which approval has not been provided by the other Party. In the event and to the extent a Party is, in

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the opinion of its counsel, required by Applicable Law or the rules of a stock exchange on which its securities are listed (or to which an application for listing has been submitted) to make any disclosure regarding this Agreement in any required filing, neither Party shall be required to seek the consent of the other Party to repeat such disclosure in a subsequent required filing (but not, for clarity, in any other public announcement or a press release) by a Party in accordance with this Section 6.4.1; provided that (i) such disclosure remains accurate as of such time in light of the then-applicable circumstances and (ii) the frequency and form of such disclosure are reasonable, including in light of the context of such disclosure taking into account the passage of time and other circumstances. Subject to Section 3.4.2, Licensee may, without MedImmune’s consent, issue public announcements, press releases or other similar formal public disclosures solely regarding (x) clinical trials of Licensed Products, including the initiation, enrollment status and results thereof, (y) the filing, or acceptance for filing, of INDs and Drug Approval Applications for Licensed Products, or (z) the receipt of Regulatory Approvals with respect to Licensed Products; provided, however, that Licensee shall provide a copy of any such public announcements, press releases or other similar formal public disclosures to MedImmune reasonably (to the extent practicable under the circumstances) but in all cases no less than [***] (or, in the case of a public disclosure covered by the third sentence of this Section 6.4.1, one (1) Business Day) in advance of issuing such public announcement, press release or other similar formal public disclosure; provided, further, that any such public announcement, press release or other similar formal public disclosure that includes an AstraZeneca Product Reference shall be subject to MedImmune’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. In addition, either Party may disclose amounts paid to or received by either Party in respect of the achievement of any milestone events.

6.4.2. Without limitation to Section 6.4.1, which applies to public announcements, press releases and other similar formal public disclosures, and to Section 6.5, which applies to publications in scientific or medical journals, reference publications or scientific or medical presentations, the Parties acknowledge that, in the course of Developing and Commercializing the Licensed Product, Licensee and its Affiliates will need to communicate orally or otherwise informally with various Third Parties (including industry analysts and key opinion leaders) concerning the Licensed Product and that, given the relationship of the Licensed Product to the AstraZeneca Product, such communications may implicate the positioning of the Licensed Product in relation to the AstraZeneca Product. Section 6.4.1 is not intended to cover such oral or other informal communications with Third Parties (other than Regulatory Authorities). Subject to Sections 3.5.6 and 6.1, Licensee shall have the right to engage in such oral or other informal communications with Third Parties, provided that in engaging in such oral or other informal communications with Third Parties, Licensee and its Affiliates shall ensure that such communications regarding the Licensed Product are consistent with the then-applicable Approved Product Positioning Principles (approved by MedImmune pursuant to Section 3.10).

6.4.3. For clarity, in no event shall MedImmune be required to notify Licensee of, or to obtain Licensee’s consent with respect to, any public announcement, press

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release or other public disclosure regarding the AstraZeneca Product that does not refer to a Licensed Product.

6.4.4. The terms of this Section 6.4 shall be applicable to any Sublicensee of Licensee or any of its Affiliates.

6.5. Publications. The Parties recognize the desirability of publishing the results of Development activities under this Agreement. Accordingly, Licensee shall be permitted to publicly disclose in scientific or medical journals, reference publications or scientific or medical presentations the results of Development activities under this Agreement in accordance with this Section 6.5. Prior to making any such publication or disclosure, Licensee shall provide MedImmune with drafts of such proposed publication or disclosure, including as applicable proposed abstracts, manuscripts or summaries of presentations. MedImmune shall respond promptly through its designated representative and in any event no later than [***] after receipt of such proposed publication or presentation or such shorter period as may be required by the publication or presentation. Licensee agrees to allow a reasonable additional period to permit filings for patent protection and to otherwise address issues of Confidential Information or related competitive harm to the reasonable satisfaction of MedImmune in a manner consistent with Applicable Law and industry practices. In addition, Licensee shall give due regard to comments furnished by MedImmune and such comments shall not be unreasonably rejected; provided, however, that if any such abstract, manuscript or summary of presentations contains any AstraZeneca Product Reference that (a) is not supported by the approved labeling for the AstraZeneca Product or presents an unbalanced view of the AstraZeneca Product considering the approved labeling for the AstraZeneca Product as a whole or (b) contains projections of the market potential of the AstraZeneca Product, Licensee shall correct or remove such AstraZeneca Product Reference or such projections, as applicable. Notwithstanding the foregoing, subject to any copyrights or intellectual property rights of Third Parties, Licensee’s publications may include reprints of scientific or medical journal articles or reference publications regarding the AstraZeneca Product that, in each case, follow FDA’s “Good Reprint Practices for the Distribution of Medical Journal Articles and Medical or Scientific Reference Publications on Unapproved New Uses of Approved Drugs and Approved or Cleared Medical Devices” guidance. The terms of this Section 6.5 shall be applicable to any Sublicensee of Licensee or any of its Affiliates.

6.6. Securities Laws. MedImmune acknowledges that Confidential Information disclosed or provided to MedImmune by Licensee, including the results of any clinical trial or other study of a Licensed Product, may constitute or contain material non-public information regarding Licensee and that the United States securities laws prohibit any Person who has such material non-public information from purchasing or selling securities of a publicly traded company on the basis of such information and from communicating such information to any Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities on the basis of such information.

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6.7. Return of Confidential Information. Upon the effective date of the expiration or termination of this Agreement for any reason, either Party may request in writing and the non-requesting Party shall either, with respect to Confidential Information to which such non-requesting Party does not retain license rights under the surviving provisions of this Agreement, at the requesting Party’s election, (a) promptly destroy all copies of such Confidential Information in the possession or control of the non-requesting Party and confirm such destruction in writing to the requesting Party or (b) promptly deliver to the requesting Party, at the non-requesting Party’s sole cost and expense, all copies of such Confidential Information in the possession or control of the non-requesting Party. Notwithstanding the foregoing, the non-requesting Party shall be permitted to retain such Confidential Information (i) to the extent necessary or useful for purposes of performing any continuing obligations or exercising any ongoing rights hereunder and, in any event, a single copy of such Confidential Information for archival purposes and (ii) any computer records or files containing such Confidential Information that have been created solely by such non-requesting Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such non-requesting Party’s standard archiving and back-up procedures, but not for any other uses or purposes. All Confidential Information shall continue to be subject to the terms of this Agreement for the period set forth in Section 6.1.

ARTICLE 7

REPRESENTATIONS AND WARRANTIES

7.1. Mutual Representations and Warranties. MedImmune and Licensee each represents and warrants to the other, as of the Effective Date, and covenants, that:

7.1.1. It is a corporation or limited liability company (as applicable) duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement;

7.1.2. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and do not violate: (a) such Party’s charter documents, bylaws or other organizational documents; (b) any requirement of any Applicable Law; or (c) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party;

7.1.3. This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance and general principles of equity (whether enforceability is considered a proceeding at law or equity);

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7.1.4. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder; and

7.1.5. Neither it nor any of its Affiliates has been debarred or is subject to debarment and neither it nor any of its Affiliates will use in any capacity, in connection with the services or activities to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the FFDCA or who is the subject of a conviction described in such section. It will inform the other Party in writing promptly if it or any such Person who is performing services or activities hereunder is debarred or is the subject of a conviction described in Section 306 or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of its or its Affiliates’ knowledge, is threatened, relating to the debarment or conviction of it or any such Person performing services hereunder.

7.2. Additional Representations and Warranties of MedImmune. MedImmune further represents and warrants to Licensee, as of the Effective Date, that:

7.2.1. MedImmune Controls the Licensed Patents set forth on Schedule 1.80 as of the Effective Date and has the right to grant the licenses and other rights specified herein and has not granted to any Affiliate or Third Party any license or other right with respect to any Licensed Compound, Licensed Product, Licensed Patents or Licensed Know-How that conflicts with the licenses and other rights granted to Licensee herein;

7.2.2. to MedImmune’s Knowledge, Schedule 1.80 sets forth all Patents Controlled by MedImmune or its Affiliates that claim the composition of matter or any method of use of MEDI2452;

7.2.3. there are no agreements in effect as of the Effective Date between MedImmune and a Third Party under which rights with respect to the Licensed Patents or Licensed Know-How are being licensed to MedImmune;

7.2.4. to MedImmune’s Knowledge, no reexamination, interference, invalidity, opposition, nullity or similar claim or proceeding is pending or threatened with respect to any Licensed Patent;

7.2.5. MedImmune has not received any written claim or demand alleging that the Development or Commercialization of the Licensed Products as contemplated herein infringes any Patent owned by any Third Party; and

7.2.6. there are no judgments or settlements against or owed by MedImmune (or any of its Affiliates) with respect to the Licensed Patents or Licensed Know-How, and MedImmune is not a party to any legal action, suit or proceeding relating to the

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Licensed Patents or Licensed Know-How, nor has MedImmune received any written communication from any Third Party, including any Regulatory Authority or other government agency, threatening such action, suit or proceeding.

7.3. DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE; AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

7.4. Anti-Bribery and Anti-Corruption Compliance. Each Party agrees, on behalf of itself, its officers, directors and employees and on behalf of its Affiliates, agents, representatives, consultants and subcontractors hired in connection with the subject matter of this Agreement (“Representatives”) that for the performance of its obligations hereunder:

7.4.1. such Party and its Representatives shall comply with the Anti-Corruption Laws and shall not take any action that will, or would reasonably be expected to, cause the other Party or its Affiliates to be in violation of any Anti-Corruption Laws.

7.4.2. such Party shall promptly provide the other Party with written notice of the following events: (a) upon becoming aware of any breach or violation by such Party or its Representative of any representation, warranty or undertaking set forth in Section 7.4.1, or (b) upon receiving a formal notification that it is the target of a formal investigation by a Governmental Authority for a Material Anti-Corruption Law Violation or upon receipt of information from any of its Representatives connected with this Agreement that any of them is the target of a formal investigation by a governmental authority for a Material Anti-Corruption Law Violation.

ARTICLE 8

INDEMNITY

8.1. Indemnification of MedImmune. Licensee shall save, indemnify, defend and hold harmless MedImmune, its Affiliates, its or their (sub)licensees of AstraZeneca Product rights, and its and their respective directors, officers, employees and agents (collectively, “MedImmune Indemnitees”), from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) to which any MedImmune Indemnitee becomes subject as a result of any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) arising from or occurring as a result of: [***]; except, in each case ((a), (b) and (c)), to the extent such Losses arise or result from the gross negligence or willful misconduct of any MedImmune

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Indemnitee or the breach by MedImmune of any warranty, representation, covenant or agreement made by MedImmune in this Agreement, as to which Losses each Party shall indemnify the other to the extent of their respective liability.

8.2. Indemnification of Licensee. MedImmune shall save, indemnify, defend and hold harmless Licensee, its Affiliates, its or their (sub)licensees or its or their distributors or contractors, and its or their respective directors, officers, employees and agents (collectively, “Licensee Indemnitees”), from and against any and all Losses to which any Licensee Indemnitee becomes subject as a result of any and all Third Party Claims arising from or occurring as a result of: [***]; except, in each case ((a), (b) and (c)), to the extent such Losses arise or result from the gross negligence or willful misconduct of any Licensee Indemnitee or the breach by Licensee of any warranty, representation, covenant or agreement made by Licensee in this Agreement, as to which Losses each Party shall indemnify the other to the extent of their respective liability for the Losses.

8.3. Indemnification Procedures.

8.3.1. Notice of Claim. All indemnification claims in respect of a MedImmune Indemnitee or Licensee Indemnitee shall be made solely by MedImmune or Licensee, respectively (the “Indemnified Party”). The Indemnified Party shall give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under this Article 8, but in no event shall the indemnifying Party be liable for any Losses to the extent resulting from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party shall furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

8.3.2. Control of Defense. The indemnifying Party shall have the right to assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [***] after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the indemnifying Party shall not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party. In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. Should the indemnifying Party assume the defense of a Third Party Claim, except as provided in Section 8.3.3, the indemnifying Party shall not be liable

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to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim unless specifically agreed in writing by the indemnifying Party.

8.3.3. Right to Participate in Defense. Any Indemnified Party shall be entitled to participate in the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment shall be at the Indemnified Party’s sole cost and expense unless (a) the employment of such counsel has been specifically authorized in writing by the indemnifying Party in writing (in which case, the defense shall be controlled as provided in Section 8.3.2), (b) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 8.3.2 (in which case the Indemnified Party shall control the defense), or (c) the interests of the indemnitee and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles (in which case, the Indemnified Party shall control its defense).

8.3.4. Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that shall not result in the applicable indemnitee(s) becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner, the indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 8.3.2, the indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss; provided it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed). If the indemnifying Party does not assume and conduct the defense of a Third Party Claim as provided above, the Indemnified Party may defend against such Third Party Claim; provided that the Indemnified Party shall not settle any Third Party Claim without the prior written consent of the indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).

8.3.5. Cooperation. Regardless of whether the indemnifying Party chooses to defend any Third Party Claim, the Indemnified Party shall and shall cause each indemnitee to, cooperate in the defense thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the indemnifying Party to and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder and the indemnifying Party shall reimburse the

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Indemnified Party for all its, its Affiliates’ and its and their (sub)licensees’ or their respective directors’, officers’, employees’ and agents’, as applicable, reasonable and verifiable out-of-pocket expenses in connection therewith.

8.3.6. Expenses. Except as provided above, the costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party and its Affiliates and its and their (sub)licensees and their respective directors, officers, employees and agents, as applicable, in connection with any claim shall be reimbursed on a Calendar Quarter basis by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

8.4. Special, Indirect and Other Losses. EXCEPT IN THE EVENT OF (a) THE WILLFUL MISCONDUCT OR FRAUD OF A PARTY OR (b) OF A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE 6 OR SECTION 2.5, NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS IN CONNECTION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER; provided, however, that this Section 8.4 shall not be construed to limit either Party’s indemnification obligations under Section 8.1 or 8.2 (as applicable) and Section 8.3.

8.5. Insurance. Licensee shall have and maintain such types and amounts of insurance covering its Exploitation of the Licensed Compounds and Licensed Products as is (a) normal and customary in the biopharmaceutical industry generally for parties similarly situated and (b) otherwise required by Applicable Law. Upon request by MedImmune, Licensee shall provide to MedImmune evidence of its insurance coverage, including copies of applicable insurance policies. The insurance policies shall be under an occurrence form, but if only a claims-made form is available to Licensee, then Licensee shall continue to maintain such insurance after the expiration or termination of this Agreement in its entirety for a period of five (5) years.

ARTICLE 9

TERM AND TERMINATION

9.1. Term and Expiration. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance herewith, shall continue in force and effect until the date of expiration of the last to expire Royalty Term in the Territory (such period, the “Term”). On a Licensed Product-by-Licensed Product and country-by-country basis, following the expiration of the Royalty Term for a Licensed Product in a country in the Territory, the grants in Section 2.1 for such Licensed Product in such country shall become non-exclusive, fully-paid, royalty-free, irrevocable and perpetual. Following the expiration of the last-to-expire Royalty Term for any and all Licensed Products in the Territory, the grants in Section 2.1 shall become non-exclusive, fully-paid, royalty-free, irrevocable and perpetual in their entirety.

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9.2. Termination.

9.2.1. Material Breach.

(a) Material Breach Not Related to Diligence. In the event that either Party (the “Breaching Party”) shall be in material breach in the performance of any of its obligations under this Agreement (other than, in the case of Licensee, Licensee’s diligence obligations under Section 3.2, Section 3.3.1 or Section 3.5.1, which are covered in Section 9.2.1(b) below), in addition to any other right and remedy the other Party (the “Non-Breaching Party”) may have, the Non-Breaching Party may terminate this Agreement in its entirety (or, if MedImmune is the Non-Breaching Party, on a country-by-country basis) by providing ninety (90) days’ (or thirty (30) days’, in the case of a payment default) (the “Section 9.2.1(a) Notice Period”) prior written notice (the “Section 9.2.1(a) Termination Notice”) to the Breaching Party specifying the breach and its claim of right to terminate, subject to Section 9.2.1(c) below; provided that the termination shall not become effective at the end of the Section 9.2.1(a) Notice Period if the Breaching Party cures the breach specified in the Section 9.2.1(a) Termination Notice during the Section 9.2.1(a) Notice Period.

(b) Material Breach of Diligence Obligations. If at any time MedImmune in good faith believes that Licensee is in material breach of its diligence obligations under Section 3.2, Section 3.3.1 or Section 3.5.1, then MedImmune shall so notify Licensee, specifying the basis for its belief, and the Parties shall meet within thirty (30) days after such notice to discuss in good faith MedImmune’s concerns. If, after such thirty (30) day period, the Parties agree that Licensee is in breach of such obligations or if the Parties do not reach agreement as to whether or not Licensee is in material breach of such obligations and resolve the issue, then in addition to any other right and remedy MedImmune may have, but subject to Section 9.2.1(c) below, MedImmune may terminate this Agreement by providing ninety (90) days’ (the “Section 9.2.1(b) Notice Period”) prior written notice (the “Section 9.2.1(b) Termination Notice”) to Licensee specifying the breach and its claim of right to terminate; provided that (i) the termination shall not become effective at the end of the Section 9.2.1(b) Notice Period if, in the case of a curable breach, Licensee cures the breach specified in the Section 9.2.1(b) Termination Notice during the Section 9.2.1(b) Notice Period, and (ii) with respect to any uncurable breach or an uncured material breach of such diligence obligations (A) with respect to the EU Market or the United States, MedImmune shall have the right to terminate the Agreement in its entirety or solely with respect to the EU Market or the United States, as applicable, (B) with respect to China, MedImmune shall have the right to terminate this Agreement solely with respect to China, and (C) solely with respect to any other country in the Territory, MedImmune shall have the right to terminate this Agreement solely with respect to such country.

(c) Dispute Regarding Breach. Notwithstanding the foregoing provisions of this Section 9.2.1, in the event that, during the applicable Notice Period, the allegedly Breaching Party (in the case of Section 9.2.1(a)) or Licensee (in the case of

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Section 9.2.1(b)) shall have initiated dispute resolution in accordance with Section 10.6 with respect to the alleged breach, then the other Party shall not have the right to terminate this Agreement under this Section 9.2.1 unless and until (i) the Arbitrators, in accordance with Section 10.6, have determined that the Breaching Party (in the case of Section 9.2.1(a)) or Licensee (in the case of Section 9.2.1(b)) has materially breached this Agreement and (ii) the Breaching Party (in the case of Section 9.2.1(a)) or Licensee (in the case of Section 9.2.1(b)) fails to cure such breach within ninety (90) days (or thirty (30) days, in the case of a payment default) following the Arbitrators’ decision. It is understood and agreed that during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect, and the Parties shall continue to perform all of their respective obligations hereunder.

9.2.2. Termination for Insolvency. In the event that either Party (a) files for protection under bankruptcy or insolvency laws, (b) makes an assignment for the benefit of creditors, (c) appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within ninety (90) days after such filing, (d) proposes a written agreement of composition or extension of its debts generally, (e) is a party to any dissolution or liquidation, (f) files a petition under any bankruptcy or insolvency act or has any such petition filed against it that is not discharged within ninety (90) days of the filing thereof or (g) admits in writing its inability generally to meet its obligations as they fall due in the general course, then the other Party may terminate this Agreement in its entirety effective immediately upon written notice to such Party.

9.2.3. Termination by MedImmune. In the event that Licensee or any of its Affiliates or Sublicensees, anywhere in the Territory, institutes, prosecutes or otherwise participates in (or in any way aids any Third Party in instituting, prosecuting or participating in), at law or in equity or before any administrative or regulatory body, including the U.S. Patent and Trademark Office or its foreign counterparts, any claim, demand, action, or cause of action for declaratory relief, damages, or any other remedy or for an enjoinment, injunction, or any other equitable remedy, including any interference, re-examination, opposition or any similar proceeding, alleging that any claim in a Licensed Patent is invalid, unenforceable, or otherwise not patentable or alleging that any such claim would not be infringed by Licensee’s activities in the absence of the rights and licenses granted hereunder, then MedImmune shall have the right to immediately terminate this Agreement in its entirety, including the rights of any Sublicensees, upon written notice to Licensee; provided, however, that if any such proceeding is brought by a Sublicensee, Licensee shall have a period of sixty (60) days to cause such Sublicensee to cease such proceeding or terminate the applicable sublicense agreement, in which case MedImmune shall not have the right to terminate this Agreement pursuant to this Section 9.2.3 by reason of the proceeding brought by such Sublicensee.

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9.2.4. Termination by Licensee for Safety/Efficacy Issue or Commercial Viability Issue.

(a) Notice of Claimed Safety/Efficacy Issue or Commercial Viability Issue. In the event that Licensee believes in good faith that (i) a Safety/Efficacy Issue with respect to MEDI2452 or any Licensed Product containing MEDI2452 (or, if the Exploitation of MEDI2452 and Licensed Products containing MEDI2452 has previously been abandoned in favor of Exploitation of an Additional Compound and Licensed Products containing such Additional Compound in accordance with Section 2.4.4(b), a Safety/Efficacy Issue with respect to such Additional Compound or any Licensed Product containing such Additional Compound) exists or (ii) a Commercial Viability Issue exists, Licensee shall provide written notice thereof to MedImmune, which notice shall include reasonable details (in the case of Commercial Viability Issue, as further set forth in Section 9.2.4(b)) regarding, as applicable, the claimed Safety/Efficacy Issue and shall indicate whether the same is claimed to be a Global Safety/Efficacy Issue or a Market-Specific Safety/Efficacy Issue, or the claimed Commercial Viability Issue and shall indicate which of the U.S., EU Market or China Market(s) is affected thereby and whether, based on Licensee’s assessment of such claimed Commercial Viability Issue with respect to such Market(s), such claimed Commercial Viability Issue is a Global Commercial Viability Issue. Within [***] of delivery of any such notice, the Parties shall discuss the applicable claimed Safety/Efficacy Issue or Commercial Viability Issue and attempt in good faith to reach mutual agreement (such agreement not to be unreasonably withheld, conditioned or delayed) as to, as applicable:

(i) whether or not it in fact constitutes a Safety/Efficacy Issue or Commercial Viability Issue;

(ii) in the case of a Safety/Efficacy Issue, whether the same is a Global Safety/Efficacy Issue or a Market-Specific Safety/Efficacy Issue;

(iii) solely in the case of a Market-Specific Safety/Efficacy Issue, whether or not such Safety/Efficacy Issue is reasonably curable within six (6) months of Licensee’s notice with the use of Commercially Reasonable Efforts to cure (and, if it is agreed to be so curable, the Parties shall attempt in good faith to mutually agree upon a curative plan); and

(iv) in the case of a claimed Commercial Viability Issue, whether such Commercial Viability Issue applies to the United States, the EU Market or China Market(s), as applicable, or is a Global Commercial Viability Issue (in each case ((i) through (iv)), a “Section 9.2.4 Matter”).

If the Parties are unable to reach mutual agreement within a further [***], then, upon the written request of either Party, the matter shall be subject to resolution in accordance with Section 9.2.4(c).

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(b) In the case of any claimed Commercial Viability Issue, Licensee shall provide at a minimum the following data and other information in support of such Commercial Viability Issue with respect to each applicable Market (including, with respect to the EU Market, for each Major European Market): Development costs that will be incurred to complete clinical trials required to obtain Regulatory Approval in the applicable Market or country, as applicable, and ten (10) years’ forecasted sales volumes, net selling price per unit, cost of goods per unit, commercialization costs and other data indicating anticipated revenues in such Market or country, as applicable.

(c) Expedited Resolution by Independent Expert. If the Parties are unable to reach mutual agreement within the period specified in the last sentence of Section 9.2.4(a), then, upon the written request of either Party, the applicable Section 9.2.4 Matter(s) may be referred by either Party to MedImmune’s senior representative for the AstraZeneca Product and Licensee’s Chief Financial Officer or VP of Marketing/Chief Commercial Officer (or their respective designees) for attempted resolution by good faith negotiations during a period of [***]. Any final decision mutually agreed to by such senior representatives (or such designees) shall be conclusive and binding on the Parties. If such senior representatives (or such designees) are unable to resolve any such Section 9.2.4 Matter within such [***] period, then either Party shall have the right to refer such Section 9.2.4 Matter to the Senior Officers for attempted resolution by good faith negotiations during a period of [***]. Any final decision mutually agreed to by the Senior Officers shall be set forth in writing and signed by both Parties, whereupon it will be conclusive and binding on the Parties. If such Senior Officers (or such designees) are unable to resolve any such disagreement within such [***] period, then, upon the written request of either Party, the determination of the Section 9.2.4 Matter shall be referred to an Independent Expert. “Independent Expert” means (i) an independent Third Party expert in the field of drug development and commercialization who is acceptable to both Parties or (ii) if the Parties fail to agree on an independent Third Party expert in accordance with the preceding clause (i) within [***] after such request for referral, an independent Third Party expert in the field of drug development and commercialization who is selected by mutual agreement of (A) an independent Third Party expert in the field of drug development and commercialization selected by MedImmune within [***] after such request for referral and (B) an independent Third Party expert in the field of drug development and commercialization selected by Licensee within [***] after such request for referral (such selection to be made within [***] after the Parties have selected their respective independent Third Party experts). The sole authority of the Independent Expert will be to (x) set a schedule for expedited dispute resolution, (y) request supporting documentation from each Party with respect to the applicable Section 9.2.4 Matters and (z) make a determination as to each of the applicable Section 9.2.4 Matters based on such supporting documentation. Unless otherwise agreed by the Parties, the Independent Expert’s determination shall be final and binding upon the Parties. Unless otherwise agreed by the Parties, the Independent Expert shall be required to make his or her determination within [***] after his or her selection as the Independent Expert.

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d) Termination Rights.

(i) Market-Specific Safety/Efficacy Issue.

(A) Reasonably Curable. If the Parties mutually agree (including by agreement of their senior representatives or Senior Officers as provided in Section 9.2.4(c)), or the Independent Expert determines, that (1) a claimed Market-Specific Safety/Efficacy Issue is in fact a Market-Specific Safety/Efficacy Issue and (2) such Market-Specific Safety/Efficacy Issue is reasonably curable within six (6) months of Licensee’s notice with the use of Commercially Reasonable Efforts to cure, then within thirty (30) days of such mutual agreement or Independent Expert determination (as applicable), the Parties shall mutually agree in good faith upon a commercially reasonable written curative plan and Licensee shall use Commercially Reasonable Efforts to carry out such curative plan within six (6) months thereafter, or, failing such mutual agreement on a curative plan within thirty (30) days of such mutual agreement or Independent Expert determination (as applicable), Licensee shall use Commercially Reasonable Efforts to cure such Safety/Efficacy Issue within six (6) months thereafter. If, despite Licensee’s use of Commercially Reasonable Efforts, such Market-Specific Safety/Efficacy Issue is not cured within such six (6)-month period, then Licensee shall have the right to terminate this Agreement in the country of the Territory where such Market-Specific Safety/Efficacy Issue exists upon thirty (30) days’ written notice to MedImmune.

(B) Not Reasonably Curable. If the Parties mutually agree (including by agreement of their senior representatives or Senior Officers as provided in Section 9.2.4(c)), or the Independent Expert determines, that (1) a claimed Market-Specific Safety/Efficacy Issue is in fact a Market-Specific Safety/Efficacy Issue and (2) such Market-Specific Safety/Efficacy Issue is not reasonably curable within six (6) months of Licensee’s notice with the use of Commercially Reasonable Efforts to cure, then Licensee shall have the right to terminate this Agreement in the country of the Territory where such Market-Specific Safety/Efficacy Issue exists upon thirty (30) days’ written notice to MedImmune.

(ii) Global Safety/Efficacy Issue. If the Parties mutually agree (including by agreement of their senior representatives or Senior Officers as provided in Section 9.2.4(c)), or the Independent Expert determines, that a claimed Global Safety/Efficacy Issue is in fact a Global Safety/Efficacy Issue, then Licensee shall have the right to terminate this Agreement in its entirety upon thirty (30) days’ written notice to MedImmune.

(iii) Market-Specific Commercial Viability Issue. If the Parties mutually agree (including by agreement of their senior representatives or Senior Officers as provided in Section 9.2.4(c)), or the Independent Expert determines, that a claimed Commercial Viability Issue with respect to the U.S., EU Market or China Market(s) is in fact a Commercial Viability Issue with respect to such Market(s), then Licensee shall have the right to terminate this Agreement with respect to such Market(s) (but not in its entirety) upon thirty (30) days’ written notice to MedImmune.

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iv) Global Commercial Viability Issue. If the Parties mutually agree (including by agreement of their senior representatives or Senior Officers as provided in Section 9.2.4(c)), or the Independent Expert determines, that any Commercial Viability Issue(s) constitutes a Global Commercial Viability Issue, then Licensee shall have the right to terminate this Agreement in its entirety upon thirty (30) days’ written notice to MedImmune.

9.2.5. Termination by Licensee for Withdrawal of AstraZeneca Product. In the event that the AstraZeneca Product is withdrawn by a Regulatory Authority in the United States, the EU Market or China, then Licensee shall have the right to terminate this Agreement with respect to the United States, the EU Market, or China, as applicable. In the event that the AstraZeneca Product is withdrawn by a Regulatory Authority in both the United States and the EU Market, then Licensee shall have the right to terminate this Agreement in its entirety. Except as provided in the immediately foregoing sentence with respect to withdrawal in the United States and the EU Market, unless the Parties otherwise agree in writing, in the event that the AstraZeneca Product is withdrawn by a Regulatory Authority in a Market other than the United States, the EU Market or China, such withdrawal shall not permit Licensee to terminate this Agreement in whole or in part; provided, however, that in such event Licensee shall be relieved of further diligence obligations under Section 3.2, Section 3.3.1 and Section 3.5.1, as applicable, with respect to such Market. For purposes of this Section, references to AstraZeneca Product exclude Generic Ticagrelor Products.

9.2.6. Termination by Mutual Agreement. The Parties may terminate this Agreement by mutual, written consent.

9.3. Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Licensee or MedImmune are and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the Party that is not a Party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement or, (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.4. Consequences of Termination.

9.4.1. Effect of Termination on Fully-Paid Licenses. If the Royalty Term with respect to a Licensed Product in any country has expired on or before any termination of this Agreement prior to its expiration, the grants in Section 2.1 for such Licensed Product in such country shall survive such termination of this Agreement on a non-exclusive, fully-paid, royalty-free, irrevocable and perpetual basis; provided that such grants shall not survive in the event this Agreement is terminated pursuant to Section 9.2.4.

9.4.2. Effect of Termination in its Entirety. In the event of a termination of this Agreement in its entirety for any reason, and subject to Section 9.4.2(k):

(a) subject to Section 9.4.1 and Section 9.4.5, all rights and licenses granted by MedImmune hereunder and any sublicense granted by Licensee pursuant to Section 2.3 shall immediately terminate;

(b) Licensee shall and hereby does, and shall cause its Affiliates and its and their Sublicensees to, effective as of the effective date of termination, assign to MedImmune all of its right, title and interest in and to (i) each Product Trademark and (ii) all Regulatory Documentation (including any Regulatory Approvals and Licensee Regulatory Documentation) applicable to any Licensed Compound or Licensed Product then owned or Controlled by Licensee or any of its Affiliates or any of its or their Sublicensees, subject, in each case, to MedImmune’s royalty payment obligations under Section 9.4.2(d); provided that if any such Regulatory Documentation is not immediately transferable in a country, Licensee shall provide MedImmune with all benefit of such Regulatory Documentation and such assistance and cooperation as necessary or reasonably requested by MedImmune to timely transfer such Regulatory Documentation to MedImmune or its designee or, at MedImmune’s option, to enable MedImmune to obtain a substitute for such Regulatory Documentation without disruption to MedImmune’s Exploitation or Manufacture of the applicable Licensed Compound(s) or Licensed Product(s);

(c) all Confidential Information of Licensee to the extent relating specifically to any Licensed Compound or Licensed Product or the Exploitation thereof shall thereafter be deemed Confidential Information of MedImmune (provided that, for clarity (i) in the case of Confidential Information consisting of PhaseBio Know-How that has uses or application to retained products or technology of Licensee, this Section 9.4.2(c) is not intended to have such PhaseBio Know-How constitute Confidential Information of MedImmune for purposes of use or application of such Confidential Information relating to such retained products or technologies, and (ii) this Section 9.4.2(c) is not intended to cause Confidential Information of Licensee that becomes Confidential Information of MedImmune in accordance with the foregoing to cease to constitute PhaseBio Know-How or Licensee Termination Know-How to the extent the same constituted PhaseBio Know-How or Licensee Termination Know-How immediately prior to termination of this Agreement);

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d) Licensee shall and hereby does, and shall cause its Affiliates and its and their Sublicensees to, effective as of the effective date of termination, grant MedImmune an exclusive, royalty-free (except to the extent set forth in Section 9.4.2(d)(i)) license, with the right to grant multiple tiers of sublicenses, under the Licensee Termination Know-How, Licensee Termination Patents, and Licensee’s interest in Joint Inventions and Joint Patents to Exploit and Manufacture in the Territory any Licensed Compound or Licensed Product; provided that MedImmune is not granted any license in this Section 9.4.2(d) with respect to any Other Active contained in a Combination Product for which (x) no Phase II Clinical Trial has been Initiated for the applicable Combination Product as of the effective time of termination or (y) the Licensee Termination Know-How with respect to such Other Active or the Licensee Termination Patents that claim such Other Active are licensed to Licensee or any of its Affiliates by a Third Party and Licensee does not have the right, consistent with the terms and conditions of the applicable Third Party agreement as of the termination of this Agreement, to grant a sublicense to MedImmune under such Licensee Termination Know-How or Licensee Termination Patents with respect to such Other Active contained in a Combination Product. The Parties further agree as follows:

(i) in the event that such termination occurs after Initiation of the first Phase II Clinical Trial with respect to a Licensed Product, in consideration for such license MedImmune shall pay to Licensee a royalty on Net Sales (mutatis mutandis, with references to “Licensee” in the definition of Net Sales deemed to be references to MedImmune for purposes of this Section 9.4.2(d)) of Licensed Products by MedImmune, its Affiliates and its and their sublicensees in the Territory, at a commercially reasonable rate that takes into account the relative contributions of the Parties (including for purposes of valuing such relative contributions any contribution of Licensee, taking into account (x) any Other Active in any Combination Product for which a Phase II Clinical Trial has been Initiated as of the effective date of termination and for which MedImmune receives a license pursuant to Section 9.4.2(d) and (y) any Licensee Termination Know-How that may be included in the Regulatory Documentation transferred to MedImmune pursuant to Section 9.4.2(b)), which rate (the “Termination Royalty Rate”) shall be mutually agreed upon by the Parties in writing; provided, however, that if the Parties fail to reach mutual written agreement on the Termination Royalty Rate within the Termination Discussion Period, then either Party may require the Termination Royalty Rate to be determined in accordance with Section 10.7. For purposes of this Agreement, the “Termination Discussion Period” shall mean the ninety (90)-day period commencing upon Licensee’s receipt of written notice from MedImmune that MedImmune intends to pursue the Development or Commercialization of a Licensed Product; provided that (A) MedImmune shall notify Licensee in writing of its initial decision to pursue or not to pursue the Development or Commercialization of a Licensed Product within one (1) year after the effective date of termination, and (B) if MedImmune initially elects not to pursue the Development or Commercialization of a Licensed Product pursuant to clause (A), MedImmune shall promptly notify Licensee in writing of any future decision to pursue such Development or Commercialization.

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii) MedImmune’s royalty payment obligations under this Section 9.4.2(d) (if any) shall be subject to reduction in accordance with Section 4.5.3, mutatis mutandis, provided that such royalty reductions shall be subject to the limitation set forth in Section 4.5.4, mutatis mutandis. Royalties under this Section 9.4.2(d) (if any) shall be payable with respect to each Licensed Product and each country in the Territory on Net Sales during the period beginning on the date of the First Commercial Sale of such Licensed Product in such country by MedImmune or any of its Affiliates or licensees (other than Licensee or any of its Affiliates or Sublicensees) and ending on the later to occur of (A) the expiration of the last-to-expire Valid Claim of the Licensed Patents and Licensee Termination Patents covering the manufacture, use or sale of such Licensed Product in such country and (B) the expiration of the Regulatory Exclusivity Period, if any, for such Licensed Product in such country (the “Termination Royalty Period”); provided, however, that the Termination Royalty Period for a Licensed Product in a country shall terminate if, and at such time as, the Generic Competition Threshold (mutatis mutandis, as specified below) for such Licensed Product in such country is first met or exceeded. For purposes of the foregoing, references to AstraZeneca Product in Section 1.61 shall be deemed to refer to Licensed Product, and references to Generic Ticagrelor Products in Section 1.61 shall be deemed to refer to Biosimilar Products (mutatis mutandis, as specified below), and references to Licensee and its Affiliates in Section 1.20 shall be deemed to refer to MedImmune and its Affiliates.

(iii) notwithstanding anything to the contrary herein, MedImmune shall have the right at any time in MedImmune’s sole discretion to terminate the license granted pursuant to this Section 9.4.2(d) on written notice, in which case, in the case of a termination of such license in its entirety, MedImmune shall be relieved of any applicable royalty or other payment obligation in connection therewith. Notwithstanding any such termination of the license granted pursuant to this Section 9.4.2(d), in the event that subsequent to such termination MedImmune or any of its Affiliates use any Regulatory Documentation assigned to MedImmune in Section 9.4.2(b) to obtain or maintain any Regulatory Approval for a Licensed Product, then MedImmune shall remain obligated with respect to any royalty payment owed pursuant to Section 9.4.2(d)(i) and (ii) in connection applicable Net Sales, calculated pursuant to Section 9.4.2(d)(i) and (ii) as if such assigned Regulatory Documentation were Licensee Terminated Know-How for which MedImmune retained a license under Section 9.4.2(d).

(e) notwithstanding any other provision of this Section 9.4.2 to the contrary, to the extent the Licensee Termination Patents include any Patent licensed to Licensee, its Affiliate or Licensee’s or its Affiliate’s Sublicensee by a Third Party that is subject to royalty or milestone payment obligations to such Third Party with respect to Licensed Compounds or Licensed Products, then Licensee shall so notify MedImmune within [***] after the effective date of termination, which notice shall include a true, complete and correct description of such royalty and milestone payment obligations and a correct and complete copy of such Third Party agreement, and the continued inclusion of such Patent in the Licensee Termination Patents licensed to MedImmune under Section 9.4.2(d) shall be subject to

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MedImmune’s agreeing, in writing in accordance with this Section 9.4.2(e), to pay all royalty and milestone payments that become due to such Third Party by reason of the Exploitation of Licensed Compounds and Licensed Products by or on behalf of MedImmune or any of its Affiliates or (sub)licensees. MedImmune shall pay such amounts in accordance with the terms and conditions of the applicable Third Party agreement, unless MedImmune declines or terminates such sublicense rights in accordance with this Section 9.4.2(e). Within [***] of MedImmune’s receipt of such notice, MedImmune shall have the right, upon written notice to Licensee, to decline any sublicense under such Third Party agreement, in which case MedImmune will be deemed not to have received license rights under any such Third Party agreement as of the effective date of termination of this Agreement. If MedImmune does not decline any such Third Party agreement within such ninety (90)-day period, MedImmune shall have the right in its sole discretion to terminate the sublicense under such Third Party agreement at any time following such [***] period. For clarity, any such Third Party royalty obligations described in this Section 9.4.2(e) are in addition to the royalties payable by MedImmune to Licensee for the licenses granted by Licensee pursuant to Section 9.4.2(b), the first sentence of Section 9.4.2(d) and Section 9.4.2(f);

(f) Licensee shall and hereby does, and shall cause its Affiliates and its and their Sublicensees to, effective as of the effective date of termination, grant MedImmune an exclusive, royalty-free (except as set forth in Section 9.4.2(d)) right of reference, with the right to grant multiple tiers of further rights of reference, in and to all Regulatory Documentation (including any Regulatory Approvals) then owned or Controlled by Licensee or any of its Affiliates or its or their Sublicensees that are not assigned to MedImmune pursuant to clause (b) above to Exploit and Manufacture in the Territory any Licensed Compound or Licensed Product;

(g) Licensee shall provide to MedImmune a list of all clinical studies ongoing with respect to any Licensed Compound or Licensed Product and, unless expressly prohibited by any Regulatory Authority, at MedImmune’s written request and election in MedImmune’s sole discretion, Licensee shall and hereby does, and shall cause its Affiliates and its and their Sublicensees to either: (i) wind down in accordance with Applicable Law and observing applicable ethical and regulatory guidelines any or all clinical studies involving Licensed Products being conducted by or on behalf of Licensee, an Affiliate or a Sublicensee as of the effective date of termination, at Licensee’s cost and expense; or (ii) (x) transfer control to MedImmune of any or all clinical studies involving Licensed Products being conducted by or on behalf of Licensee, an Affiliate or a Sublicensee as of the effective date of termination and (y) continue to conduct such clinical studies involving Licensed Products being conducted by or on behalf of Licensee, an Affiliate or a Sublicensee as of the effective date of termination for up to six (6) months to enable such transfer to be completed without interruption of any such clinical study, in each case ((x) and (y)), at MedImmune’s cost and expense; provided that MedImmune shall not have any obligation to continue any clinical study for which it has elected to have control transferred to MedImmune unless required by Applicable Law;

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(h) following good faith discussions by the Parties as to which Licensed Product Agreements should be assigned to MedImmune, at MedImmune’s written request, Licensee shall, and shall cause its Affiliates and its and their Sublicensees to, assign to MedImmune or its designee any and all Licensed Product Agreements, unless, with respect to any such Licensed Product Agreement, such Licensed Product Agreement (i) expressly prohibits such assignment (in which case, Licensee, or its Affiliate or Sublicensee, as applicable, shall cooperate with MedImmune in all reasonable respects to secure the consent of the applicable Third Party to such assignment), or (ii) relates both to Licensed Products and products other than Licensed Products (in which case, at MedImmune’s request, Licensee, or its Affiliate or Sublicensee, as applicable, shall cooperate with MedImmune in all reasonable respects to secure the written agreement of the applicable Third Party to a partial assignment of the applicable Licensed Product Agreement relating to the Licensed Products) and, in either case ((i) or (ii)) if any such consent or agreement, as applicable, cannot be obtained with respect to a Licensed Product Agreement, in the case of termination of this Agreement for any reason other than by Licensee pursuant to Section 9.2.1, at MedImmune’s request in order to continue to Exploit Licensed Products following termination, Licensee shall, and shall cause its Affiliates and its and their Sublicensees to, obtain for MedImmune substantially all of the practical benefit and burden under such License Product Agreement to the extent applicable to the Licensed Products, including by entering into appropriate and reasonable alternative arrangements on terms agreeable to MedImmune and subject to the consent and control of MedImmune; provided that Licensee’s obligations shall continue only for so long as is reasonably necessary for MedImmune to secure alternative arrangements directly with one or more Third Parties through the exercise of commercially reasonable efforts;

(i) at MedImmune’s written request, Licensee shall supply to MedImmune the Licensed Compounds and Licensed Products then being manufactured by or on behalf of Licensee of its Affiliates or Sublicensees, in such quantities as MedImmune indicates in written forecasts and orders therefor from time to time; provided that Licensee shall not be required to supply quantities that exceed Licensee’s reasonable forecasts, if any, prepared prior to termination and not in anticipation of termination, with respect to necessary clinical or commercial quantities, as applicable, for the relevant period. Licensee shall supply such Licensed Compounds and Licensed Products at a supply price equal to Licensee’s actual, fully-burdened cost (as determined in accordance with GAAP, consistently applied) to Manufacture such Licensed Compounds and Licensed Products, as applicable; provided that, in the case of a termination by Licensee pursuant to Section 9.2.1, the supply price for Licensed Compounds and Licensed Products shall be (A) [***] of Licensee’s actual, fully-burdened cost (as determined in accordance with GAAP, consistently applied) to Manufacture clinical supplies of such Licensed Compounds and Licensed Products, as applicable, and (B) [***] of Licensee’s actual, fully-burdened cost (as determined in accordance with GAAP, consistently applied) to Manufacture commercial supplies of such Licensed Compounds and Licensed Products, as applicable. Unless MedImmune no longer desires to obtain such Licensed Compounds and Licensed Products, Licensee shall supply such Licensed Compounds and Licensed Products until the earlier of (i) such time as MedImmune has established an alternate, validated source of supply for the

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Licensed Compounds and Licensed Products and MedImmune is receiving supply from such alternative source and (ii) (x) if such termination occurs prior to the First Commercial Sale of Licensed Product, the first (1st) anniversary of the effective date of termination of this Agreement or (y) if such termination occurs after the First Commercial Sale of Licensed Product, the second (2nd) anniversary of the effective date of termination of this Agreement; and

(j) the exclusivity commitment of MedImmune under Section 2.5.1 shall immediately terminate and the exclusivity commitment of Licensee under Section 2.5.2 shall immediately terminate except that, in the case of termination by Licensee pursuant to Section 9.2.4(d)(iv) for a Commercial Viability Issue only, such exclusivity commitment of Licensee shall survive for a period which is the earlier of the expiration of the Exclusive Period or two (2) years following the effective date of such termination, unless MedImmune informs Licensee in writing that MedImmune elects not to pursue further Development or Commercialization of any Licensed Compound or Licensed Product; and

(k) notwithstanding the foregoing provisions of clauses (a) through (j) of this Section 9.4.2, solely in the event of termination of this Agreement by MedImmune pursuant to Section 9.2.1 or Section 9.2.2 in its entirety, as applicable, the obligations of Sublicensees under such Sections, and the obligations of Licensee to cause Sublicensees to perform under such Sections, shall not be applicable with respect to any Sublicensee under any Surviving Sublicense as of the effective date of termination of this Agreement, but shall be deemed applicable with respect to any such Sublicensee upon any subsequent termination of the Surviving Sublicense that may be have been granted by MedImmune to such Third Party pursuant to Section 2.3.2, and in such event (i) obligations applicable to Sublicensees under such Sections that apply from or after the date of the termination of this Agreement shall be deemed to apply to such Sublicensees from and after the date of termination of the Surviving Sublicense, mutatis mutandis and (ii) for purposes of such Sections and the defined terms “PhaseBio Know-How”, “PhaseBio Patents”, “Licensee Termination Know-How” and “Licensee Termination Patents”, references to “during the Term” shall mean in relation to any such Sublicensee the Term of this Agreement or the term of the applicable Sublicense, whichever is later, and references to “prior to termination of this Agreement” shall mean in relation to any such Sublicensee prior to the termination of this Agreement or the Sublicense, whichever is later.

9.4.3. Effect of Termination in a Terminated Territory. In the event of a termination of this Agreement with respect to a Terminated Territory for any reason (but not in the case of any termination of this Agreement in its entirety), and subject to Section 9.4.3(k):

(a) subject to Section 9.4.1 and Section 9.4.5, all rights and licenses granted by MedImmune hereunder, and any sublicense granted by Licensee pursuant to Section 2.3, (i) shall automatically be deemed to be amended to exclude, if applicable, the right to (A) market, promote, detail, distribute, import, sell for commercial use, offer for commercial

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sale or otherwise Commercialize, file any Drug Approval Application for, or seek or maintain any Regulatory Approval for Licensed Products in such Terminated Territory, (B) Develop any Licensed Compound or Licensed Product anywhere in the world for the purposes of obtaining or maintaining Regulatory Approval in such Terminated Territory, and (C) Manufacture any Licensed Compound or Licensed Product anywhere in the world for purposes of Developing or Commercializing any Licensed Compound or Licensed Product in such Terminated Territory and (ii) shall otherwise survive and continue in effect in such Terminated Territory solely for the purpose of furthering any Commercialization of the Licensed Products in the Territory or any Development or Manufacturing in support thereof;

(b) Licensee shall and hereby does, and shall cause its Affiliates and its and their Sublicensees to, effective as of the effective date of termination, assign to MedImmune all of its right, title and interest in and to (i) each Product Trademark in such Terminated Territory and (ii) all Regulatory Documentation (including any Regulatory Approvals and Licensee Regulatory Documentation) applicable to any Licensed Compound or Licensed Product solely in the Terminated Territory then owned or Controlled by Licensee or any of its Affiliates or any of its or their Sublicensees, subject, in each case, to MedImmune’s royalty payment obligations under Section 9.4.3(d); provided that if any such Regulatory Documentation is not immediately transferable in a country, Licensee shall provide MedImmune with all benefit of such Regulatory Documentation and such assistance and cooperation as necessary or reasonably requested by MedImmune to timely transfer such Regulatory Documentation to MedImmune or its designee or, at MedImmune’s option, to enable MedImmune to obtain a substitute for such Regulatory Documentation without disruption to MedImmune’s Exploitation or Manufacture of the applicable Licensed Compound(s) or Licensed Product(s);

(c) all Confidential Information of Licensee to the extent relating specifically to any Licensed Compound or Licensed Product or the Exploitation thereof solely with respect to the Terminated Territory shall thereafter be deemed Confidential Information of MedImmune (provided that, for clarity (i) in the case of Confidential Information consisting of PhaseBio Know-How that has uses or application to retained products or technology of Licensee, this Section 9.4.3(c) is not intended to have such PhaseBio Know-How constitute Confidential Information of MedImmune for purposes of use or application of such Confidential Information relating to such retained products or technologies, and (ii) this Section 9.4.3(c) is not intended to cause Confidential Information of Licensee that becomes Confidential Information of MedImmune in accordance with the foregoing to cease to constitute PhaseBio Know-How or Licensee Termination Know-How to the extent the same constituted PhaseBio Know-How or Licensee Termination Know-How immediately prior to termination of this Agreement with respect to the Terminated Territory);

(d) Licensee shall and hereby does, and shall cause its Affiliates and its and their Sublicensees to, effective as of the effective date of termination, grant MedImmune an exclusive, royalty-free (except to the extent set forth in Section 9.4.3(d)(i))

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license, with the right to grant multiple tiers of sublicenses, under the Licensee Termination Know-How, Licensee Termination Patents and Licensee’s interest in Joint Inventions and Joint Patents to (x) Commercialize the Licensed Compounds or Licensed Products in the Terminated Territory, (y) Develop the Licensed Compounds or Licensed Products anywhere in the world for purposes of obtaining or maintaining Regulatory Approval for Licensed Products in the Terminated Territory, and (z) Manufacture the Licensed Compounds or Licensed Products anywhere in the world for purposes of Developing and Commercializing the Licensed Compounds and Licensed Products in the Terminated Territory; provided that MedImmune is not granted any license in this Section 9.4.3(d) with respect to any Other Active contained in a Combination Product for which (I) no Phase II Clinical Trial has been Initiated for the applicable Combination Product as of the effective time of termination or (II) the Licensee Termination Know-How with respect to such Other Active or the Licensee Termination Patents that claim such Other Active are licensed to Licensee or any of its Affiliates by a Third Party and Licensee does not have the right, consistent with the terms and conditions of the applicable Third Party agreement as of the termination of this Agreement, to grant a sublicense to MedImmune under such Licensee Termination Know-How or Licensee Termination Patents with respect to such Other Active contained in a Combination Product. The Parties further agree as follows:

(i) in the event that such termination occurs after Initiation of the first Phase II Clinical Trial with respect to a Licensed Product in the Terminated Territory, in consideration for such license MedImmune shall pay to Licensee a royalty on Net Sales (mutatis mutandis, with references to “Licensee” in the definition of Net Sales deemed to be references to MedImmune for purposes of this Section 9.4.3(d)) of Licensed Products by MedImmune, its Affiliates and its and their sublicensees in the Terminated Territory, at a commercially reasonable rate that takes into account the relative contributions of the Parties (including for purposes of valuing such relative contributions any contribution of Licensee, taking into account (x) any Other Active in any Combination Product for which a Phase II Clinical Trial has been Initiated as of the effective date of termination and for which MedImmune receives a license pursuant to Section 9.4.3(d) and (y) any Licensee Termination Know-How that may be included in the Regulatory Documentation transferred to MedImmune pursuant to Section 9.4.3(b)), which rate (the “Terminated Territory Royalty Rate”) shall be mutually agreed upon by the Parties in writing; provided, however, that if the Parties fail to reach mutual written agreement on the Terminated Territory Royalty Rate within the Terminated Territory Discussion Period, then either Party may require the Terminated Territory Royalty Rate to be determined in accordance with Section 10.7. For purposes of this Agreement, the “Terminated Territory Discussion Period” shall mean the ninety (90)-day period commencing upon Licensee’s receipt of written notice from MedImmune that MedImmune intends to pursue the Development or Commercialization of a Licensed Product in the Terminated Territory; provided that (A) MedImmune shall notify Licensee in writing of its initial decision to pursue or not to pursue the Development or Commercialization of a Licensed Product in the Terminated Territory within one (1) year after the effective date of termination, and (B) if MedImmune initially elects not to pursue the Development or Commercialization of a Licensed Product in the Terminated Territory pursuant to clause (A), MedImmune shall promptly notify Licensee in

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writing of any future decision to pursue such Development or Commercialization in the Terminated Territory.

(ii) MedImmune’s royalty payment obligations under this Section 9.4.3(d) (if any) shall be subject to reduction in accordance with Section 4.5.3, mutatis mutandis, provided that such royalty reductions shall be subject to the limitation set forth in Section 4.5.4, mutatis mutandis. Royalties under this Section 9.4.3(d) (if any) shall be payable with respect to each Licensed Product in the Terminated Territory on Net Sales during the period beginning on the date of the First Commercial Sale of such Licensed Product in the Terminated Territory by MedImmune or any of its Affiliates or licensees (other than Licensee or any of its Affiliates or Sublicensees) and ending on the later to occur of (A) the expiration of the last-to-expire Valid Claim of the Licensed Patents and Licensee Termination Patents covering the manufacture, use or sale of such Licensed Product in the Terminated Territory and (B) the expiration of the Regulatory Exclusivity Period, if any, for such Licensed Product in the Terminated Territory (the “Terminated Territory Royalty Period”); provided, however, that the Terminated Territory Royalty Period for a Licensed Product in the Terminated Territory shall terminate if, and at such time as, the Generic Competition Threshold (mutatis mutandis, as specified below) for such Licensed Product in the Terminated Territory is first met or exceeded. For purposes of the foregoing, references to AstraZeneca Product in Section 1.61 shall be deemed to refer to Licensed Product, and references to Generic Ticagrelor Products in Section 1.61 shall be deemed to refer to Biosimilar Products (mutatis mutandis, as specified below), and references to Licensee and its Affiliates in Section 1.20 shall be deemed to refer to MedImmune and its Affiliates.

(iii) notwithstanding anything to the contrary herein, MedImmune shall have the right at any time in MedImmune’s sole discretion to terminate the license granted pursuant to this Section 9.4.3(d) on written notice, in which case, in the case of a termination of such license in its entirety, MedImmune shall be relieved of any applicable royalty or other payment obligation in connection therewith. Notwithstanding any such termination of the license granted pursuant to this Section 9.4.3(d), in the event that subsequent to such termination MedImmune or any of its Affiliates use any Regulatory Documentation assigned to MedImmune in Section 9.4.3(b) to obtain or maintain any Regulatory Approval for a Licensed Product in the Terminated Territory, then MedImmune shall remain obligated with respect to any royalty payment owed pursuant to Section 9.4.3(d)(i) and (ii) in connection applicable Net Sales in the Terminated Territory, calculated pursuant to Section 9.4.3(d)(i) and (ii) as if such assigned Regulatory Documentation were Licensee Terminated Know-How for which MedImmune retained a license under Section 9.4.3(d).

(e) notwithstanding any other provision of this Section 9.4.3 to the contrary, to the extent the Licensee Termination Patents in the Terminated Territory include any Patent licensed to Licensee, its Affiliate or Licensee’s or its Affiliate’s Sublicensee by a Third Party that is subject to royalty or milestone payment obligations to such Third Party with respect to Licensed Compounds or Licensed Products, then Licensee shall so notify

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MedImmune within [***] after the effective date of termination, which notice shall include a true, complete and correct description of such royalty and milestone payment obligations and a correct and complete copy of such Third Party agreement, and the continued inclusion of such Patent in the Licensee Termination Patents licensed to MedImmune under Section 9.4.3(d) shall be subject to MedImmune’s agreeing, in writing in accordance with this Section 9.4.3(d), to pay all royalty and milestone payments that become due to such Third Party by reason of the Exploitation of Licensed Compounds and Licensed Products by or on behalf of MedImmune or any of its Affiliates or (sub)licensees in the Terminated Territory. MedImmune shall pay such amounts in accordance with the terms and conditions of the applicable Third Party agreement, unless MedImmune declines or terminates such sublicense rights in accordance with this Section 9.4.3(e). Within [***] of MedImmune’s receipt of such notice, MedImmune shall have the right, upon written notice to Licensee, to decline any sublicense under such Third Party agreement, in which case MedImmune will be deemed not to have received license rights under any such Third Party agreement as of the effective date of termination of this Agreement with respect to the Terminated Territory. If MedImmune does not decline any such Third Party agreement within such [***] period, MedImmune shall have the right in its sole discretion to terminate the sublicense under such Third Party agreement at any time following such [***] period. For clarity, any such Third Party royalty obligations described in this Section 9.4.3(e) are in addition to the royalties payable by MedImmune to Licensee for the licenses granted by Licensee pursuant to Section 9.4.3(b), the first sentence of Section 9.4.3(d) and Section 9.4.3(f);

(f) Licensee shall and hereby does, and shall cause its Affiliates and its and their Sublicensees to, effective as of the effective date of termination, grant MedImmune (i) an exclusive, royalty-free (except to the extent set forth in Section 9.4.3(d)) right of reference, with the right to grant multiple tiers of further rights of reference, in and to all Regulatory Documentation (including any Regulatory Approvals) in the Terminated Territory then owned or Controlled by Licensee or any of its Affiliates or its or their Sublicensees that are not assigned to MedImmune pursuant to clause (b) above to Exploit and Manufacture in the Terminated Territory any Licensed Compound or Licensed Product and (ii) a non-exclusive, royalty-free (except as set forth in Section 9.4.3(d)) right of reference, with the right to grant multiple tiers of further rights of reference, in and to all Regulatory Documentation (including any Regulatory Approvals) outside of the Terminated Territory then owned or Controlled by Licensee or any of its Affiliates or its or their Sublicensees, solely as necessary to Exploit and Manufacture in the Terminated Territory any Licensed Compound or Licensed Product;

(g) unless expressly prohibited by any Regulatory Authority, at MedImmune’s written request and election in MedImmune’s sole discretion, Licensee shall and hereby does, and shall cause its Affiliates and its and their Sublicensees to either: (i) wind down in accordance with Applicable Law and observing applicable ethical and regulatory guidelines any or all clinical studies involving Licensed Products being conducted by or on behalf of Licensee, an Affiliate or a Sublicensee as of the effective date of termination exclusively in and for the Terminated Territory (excluding any clinical study intended to generate data that will be submitted to Regulatory Authorities in the Territory), at Licensee’s

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cost and expense, or (ii) (x) transfer control to MedImmune of any or all clinical studies involving Licensed Products being conducted by or on behalf of Licensee, an Affiliate or a Sublicensee as of the effective date of termination exclusively in or for the Terminated Territory (excluding any clinical study intended to generate data that will be submitted to Regulatory Authorities in the Territory) and (y) continue to conduct such clinical studies involving Licensed Products being conducted by or on behalf of Licensee, an Affiliate or a Sublicensee as of the effective date of termination exclusively in or for the Terminated Territory for up to six (6) months to enable such transfer to be completed without interruption of any such clinical study, in each case ((x) and (y)), at MedImmune’s cost and expense; provided that MedImmune shall not have any obligation to continue any clinical study for which it has elected to have control transferred to MedImmune unless required by Applicable Law; and

(h) following good faith discussions by the Parties as to which Licensed Product Agreements should be assigned to MedImmune, at MedImmune’s written request, Licensee shall, and shall cause its Affiliates and its and their Sublicensees to, assign to MedImmune or its designee any and all Licensed Product Agreements relating solely to the Terminated Territory with respect to which the Parties agree should be assigned to MedImmune, unless, with respect to any such Licensed Product Agreement, such Licensed Product Agreement (i) expressly prohibits such assignment (in which case, Licensee, or its Affiliate or Sublicensee, as applicable, shall cooperate with MedImmune in all reasonable respects to secure the consent of the applicable Third Party to such assignment), or (ii) relates both to (A) the Terminated Territory and the Territory or (B) Licensed Products and products other than Licensed Products (which, in either case ((A) or (B)), at MedImmune’s request, Licensee, or its Affiliate or Sublicensee, as applicable, shall cooperate with MedImmune in all reasonable respects to secure the written agreement of the applicable Third Party to a partial assignment of the applicable Licensed Product Agreement relating to the Terminated Territory or Licensed Products, as applicable) and, in either case ((i) or (ii)) if any such consent or agreement, as applicable, cannot be obtained with respect to a Licensed Product Agreement, in the case of termination of this Agreement for any reason other than by Licensee pursuant to Section 9.2.1, at MedImmune’s request in order to continue to Exploit Licensed Products in the Terminated Territory following termination, Licensee shall, and shall cause its Affiliates and its and their Sublicensees to, obtain for MedImmune substantially all of the practical benefit and burden under such License Product Agreement to the extent applicable to the Licensed Products in the Terminated Territory, including by entering into appropriate and reasonable alternative arrangements on terms agreeable to MedImmune and subject to the consent and control of MedImmune; provided that Licensee’s obligations shall continue only for so long as is reasonably necessary for MedImmune to secure alternative arrangements directly with one or more Third Parties through the exercise of commercially reasonable efforts;

(i) at MedImmune’s written request, Licensee shall supply to MedImmune the Licensed Compounds and Licensed Products then being manufactured by or on behalf of Licensee of its Affiliates or Sublicensees for Development or Commercialization in or for the Terminated Territory, in such quantities as MedImmune indicates in written forecasts

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and orders therefor from time to time; provided that Licensee shall not be required to supply quantities that exceed Licensee’s reasonable forecasts, if any, prepared prior to termination and not in anticipation of termination, with respect to necessary clinical or commercial quantities, as applicable, for the Terminated Territory for the relevant period. Licensee shall supply such Licensed Compounds and Licensed Products at a supply price equal to Licensee’s actual, fully-burdened cost (as determined in accordance with GAAP, consistently applied) to Manufacture such Licensed Compounds and Licensed Products, as applicable; provided that, in the case of a termination by Licensee pursuant to Section 9.2.1, the supply price for Licensed Compounds and Licensed Products shall be (A) [***] of Licensee’s actual, fully-burdened cost (as determined in accordance with GAAP, consistently applied) to Manufacture clinical supplies of such Licensed Compounds and Licensed Products, as applicable, and (B) [***] of Licensee’s actual, fully-burdened cost (as determined in accordance with GAAP, consistently applied) to Manufacture commercial supplies of such Licensed Compounds and Licensed Products, as applicable. Unless MedImmune no longer desires to obtain such Licensed Compounds and Licensed Products, Licensee shall supply such Licensed Compounds and Licensed Products for Development or Commercialization in or for the Terminated Territory until the earlier of (i) such time as MedImmune has established an alternate, validated source of supply for such Licensed Compounds and Licensed Products and MedImmune is receiving supply from such alternative source and (ii) (x) if such termination occurs prior to the First Commercial Sale of Licensed Product, the first (1st) anniversary of the effective date of termination of this Agreement or (y) if such termination occurs after the First Commercial Sale of Licensed Product, the second (2nd) anniversary of the effective date of termination of this Agreement; and

(j) the exclusivity commitment of MedImmune under Section 2.5.1 shall immediately terminate with respect to the Terminated Territory, and the exclusivity commitment of Licensee under Section 2.5.2 shall survive with respect to the Territory and shall continue with respect to the Terminated Territory for the Exclusive Period; and

(k) notwithstanding the foregoing provisions of clauses (a) through (j) of this Section 9.4.3, solely in the event of termination of this Agreement by MedImmune pursuant to Section 9.2.1 with respect to any Terminated Territory, as applicable, the obligations of Sublicensees under such Sections, and the obligations of Licensee to cause Sublicensees to perform under such Sections, shall not be applicable with respect to any Sublicensee under any Surviving Sublicense with respect to the Terminated Territory as of the effective date of termination of this Agreement, but shall be deemed applicable with respect to any such Sublicensee upon any subsequent termination of the Surviving Sublicense that may be have been granted by MedImmune to such Third Party with respect to the Terminated Territory pursuant to Section 2.3.2, and in such event (i) obligations applicable to Sublicensees under such Sections that apply from or after the date of the termination of this Agreement shall be deemed to apply to such Sublicensees from and after the date of termination of the Surviving Sublicense, mutatis mutandis and (ii) for purposes of such Sections and the defined terms “PhaseBio Know-How”, “PhaseBio Patents”, “Licensee Termination Know-How” and “Licensee Termination

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Patents”, references to “during the Term” shall mean in relation to any such Sublicensee the Term of this Agreement or the term of the applicable Sublicense, whichever is later, and references to “prior to termination of this Agreement” shall mean in relation to any such Sublicensee prior to the termination of this Agreement or the Sublicense, whichever is later.

9.4.4. Intellectual Property Management. Without limitation to any other term or condition of this Agreement, and unless MedImmune otherwise consents in writing, Licensee shall not, and shall cause each of its Affiliates and its and their Sublicensees not to, assign, sell or divest any of Licensee’s rights in or to any PhaseBio Know-How covered by clause (b) of the definition of PhaseBio Know-How and PhaseBio Patents covered by clause (b) of the definition of PhaseBio Patents in a manner that results in Licensee, its Affiliate or Sublicensee, as applicable, no longer Controlling such PhaseBio Know-How or PhaseBio Patents for the purposes of the licenses granted to MedImmune in Section 9.4.2 and Section 9.4.3, other than to an Affiliate that is controlled by Licensee or in connection with a permitted assignment of this Agreement under Section 10.3.

9.4.5. Effect of Termination on Sublicensees. In the event of (a) termination of this Agreement in its entirety, any and all sublicenses granted by Licensee pursuant to Section 2.3, and (b) termination of this Agreement with respect to any Terminated Territory (but not in its entirety), any and all sublicenses granted by Licensee with respect to the applicable Terminated Territory, in each case ((a) and (b)) shall terminate, except that solely in the event of termination of this Agreement by MedImmune pursuant to Section 9.2.1 or Section 9.2.2 in its entirety, or by MedImmune pursuant to Section 9.2.1 with respect to any Terminated Territory, as applicable, any Surviving Sublicense granted to any Sublicensee pursuant to Section 2.3.2 shall survive termination of this Agreement in its entirety or with respect to the applicable Terminated Territory, as applicable, on the terms and conditions set forth in Section 2.3.2 and such Surviving Sublicense.

9.5. Remedies. Except as otherwise expressly provided herein, termination of this Agreement (either in its entirety or with respect to one (1) or more country(ies)) in accordance with the provisions hereof shall not limit remedies that may otherwise be available in law or equity.

9.6. Accrued Rights; Surviving Obligations. Termination or expiration of this Agreement (either in its entirety or with respect to one (1) or more country(ies)) for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. Without limiting the foregoing, Sections 2.1 (to the extent provided in Section 9.4.1); 2.2; 2.3.1 (second and third sentences, except in relation to any Surviving Sublicense with respect to obligations arising after the effective date of termination of this Agreement that become direct obligations of the applicable Sublicensee to MedImmune under any Surviving Sublicense, enforceable directly by MedImmune against such Sublicensee, as

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provided in Section 2.3.2); 2.4.1; 2.4.4(d); 2.5.2 (to the extent provided in Section 9.4.2(j) or Section 9.4.3(j), as applicable); 3.3.2 (for the period specified therein); 3.5.3; 3.6 (second sentence); 3.8 (with respect to subcontracts entered into prior to termination, but limited in the case of Licensed Product Agreements assigned to MedImmune to obligations and liabilities in relation to such assigned Licensed Product Agreements arising prior to assignment to MedImmune or out of circumstances or events occurring prior such assignment); 4.5.3-4.5.4 (to the extent provided in Section 9.4.2 or Section 9.4.3, as applicable); 4.6 (for final accounting but excluding the last sentence); 4.7 (for final accounting); 4.8-4.9; 4.10-4.12 (for the period specified in Section 4.10); 5.1; 5.2.1-5.2.2 (solely with respect to PhaseBio Selected Patents and provided that, for any PhaseBio Selected Patent that solely claims a Licensed Compound or Licensed Product or the Exploitation thereof, the role of the Parties shall be reversed for purposes of Section 5.2.2); 5.2.5; 5.2.6 (solely in relation to PhaseBio Selected Patents and Joint Patents); 5.2.8; 5.3.1; 5.3.2 (solely with respect to PhaseBio Selected Patents and provided that, for any PhaseBio Selected Patent that solely claims a Licensed Compound or Licensed Product or the Exploitation thereof, the role of the Parties shall be reversed for purposes of Section 5.3.2); 5.3.4; 5.3.5; 5.3.6 (with respect to PhaseBio Selected Patents and Joint Patents and with respect to MedImmune’s rights to settle in relation to any AstraZeneca Product Patents); 5.4 (with respect to claims arising from Exploitation prior to termination); 5.5.2 (solely with respect to PhaseBio Selected Patents); 5.5.3; 5.5.4; 5.5.5 (solely with respect to PhaseBio Selected Patents and Joint Patents); 5.7.1 (first sentence); 6.1-6.2 (for the period specified therein); 6.3-6.7; 9.3; 9.4.1; 9.4.2 or 9.4.3 (as applicable); 9.4.4; 9.4.5; 9.5 and this Section 9.6 and Articles 1 (to the extent necessary to give effect to the other articles and sections set forth in this Section 9.6), 8 and 10 (other than Section 10.3.1(b) and Section 10.4) of this Agreement shall survive the termination or expiration of this Agreement for any reason. If this Agreement is terminated with respect to the Terminated Territory but not in its entirety, then following such termination (i) the foregoing provisions of this Agreement shall remain in effect with respect to the Terminated Territory (to the extent they would survive and apply in the event the Agreement expires or is terminated in its entirety or as otherwise necessary for any of MedImmune and its Affiliates and its and their (sub)licensees to exercise their rights in the Terminated Territory); provided, however, that in the case of Section 5.2.2 and 5.3.2, notwithstanding the parentheticals above that correspond to each such Section reference and provide for a reversal of the role of the Parties under such provisions, no such reversal of the role of the Parties shall be applicable if this Agreement is terminated with respect to the Terminated Territory but not in its entirety; and (ii) all provisions not surviving in accordance with the foregoing shall terminate upon termination of this Agreement with respect to the Terminated Territory and be of no further force and effect (but, for the avoidance of doubt, all provisions of this Agreement shall remain in effect with respect to all countries in the Territory other than the Terminated Territory). For purposes of this Section 9.6, “Surviving Sublicense” shall mean only any Surviving Sublicense that pursuant to Section 9.4.5 has survived a termination of this Agreement by MedImmune pursuant to Section 9.2.1 or Section 9.2.2 in its entirety, or by MedImmune pursuant to Section 9.2.1 with respect to any Terminated Territory, as applicable.

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ARTICLE 10

MISCELLANEOUS

10.1. Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than an obligation to make payments) when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any governmental authority (except to the extent such delay results from the breach by the non-performing Party or any of its Affiliates of any term or condition of this Agreement). The non-performing Party shall notify the other Party of such force majeure within [***] after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use commercially reasonable efforts to remedy its inability to perform. Without limitation to the foregoing, in the event that the suspension of performance continues for [***] after the date of the occurrence and such suspension of performance would constitute a material breach of this Agreement in the absence of this Section 10.1, MedImmune shall have the right to terminate this Agreement pursuant to Section 9.2.1 without regard to this Section 10.1, except that in such event no cure period shall apply and MedImmune shall have the right in its sole discretion to effect such termination upon written notice to Licensee, either solely with respect to the country affected by such non-performance or in its entirety.

10.2. Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.

10.3. Assignment. Neither Party may assign its rights or, except as permitted in Section 3.8, delegate its obligations under this Agreement, whether by operation of law or otherwise, in whole or in part without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that either Party may assign this Agreement and its rights and obligations hereunder without the other Party’s consent:

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10.3.1. in connection with the transfer or sale of all or substantially all of the business of such Party to which this Agreement relates to a Third Party (“Third Party Acquirer”), whether by merger, sale of stock, sale of assets or otherwise, and whether or not such Party is the surviving entity (each, a “Sale Transaction”); provided that in the event of a Sale Transaction (whether this Agreement is actually assigned or is assumed by the Third Party Acquirer or the surviving corporation resulting from such Sale Transaction by operation of law (e.g., in the context of a reverse triangular merger)):

(a) Information, materials and intellectual property rights controlled by the Third Party Acquirer (other than as a result of a license or other grant of rights, covenant or assignment by the assigning Party or its Affiliates to, or for the benefit of, such Third Party Acquirer) that existed prior to the Sale Transaction shall not be included in the technology licensed hereunder or otherwise subject to this Agreement; and

(b) in the case of a Sale Transaction involving MedImmune, the provisions of Section 2.5.1 shall not apply to any Competing Product being developed or commercialized by the Third Party Acquirer or any of its Affiliates (other than MedImmune or any Person that was an Affiliate of MedImmune prior to the consummation of the Sale Transaction) prior to such Sale Transaction; provided that MedImmune or the surviving corporation, as the case may be, shall establish reasonable internal safeguards designed to prevent any Licensed Know-How or PhaseBio Know-How from being utilized in furtherance of the development or commercialization of, or otherwise for the benefit of, such Competing Product;

10.3.2. to an Affiliate, provided that the assigning Party shall remain liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate;

provided that, in each case (Section 10.3.1 and Section 10.3.2), the assigning Party shall provide written notice to the other Party within [***] after such assignment. The rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties, and the name of a Party appearing herein will be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this section. Any attempted assignment in violation of this Section 10.3 shall be void and of no effect.

10.4. Other Strategic Transactions Involving MedImmune and its Affiliates.

10.4.1. In the event that MedImmune or its Affiliate acquires, whether by merger, purchase of stock or purchase of assets, a Third Party in a transaction that is not a Sale Transaction, or a business unit or a portfolio of products of a Third Party (which portfolio includes one (1) or more Competing Products and one (1) or more other products that are not Competing Products) (each a “Strategic Transaction”), and the Third Party with which such

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

MedImmune Strategic Transaction is consummated or any of its Affiliates (other than MedImmune or any Person which was an Affiliate of MedImmune prior to consummation of the Strategic Transaction) was engaged in development or commercialization of a Competing Product prior to such consummation (each a “Permitted Competing Product”), then following consummation of such Strategic Transaction the provisions of Section 2.5.1 shall not apply to such Permitted Competing Product, provided that MedImmune shall establish reasonable internal safeguards designed to prevent any Licensed Know-How or PhaseBio Know-How from being utilized in furtherance of the development or commercialization of, or otherwise for the benefit of, the applicable Permitted Competing Product.

10.4.2. Except in circumstances in which Section 10.3.1(b) applies (in which case Section 10.3.1(b) shall control), in the event that MedImmune or its Affiliate sells or transfers to any Third Party, in one or more related transactions, properties or assets representing all or substantially all of MedImmune’s or such Affiliate’s consolidated total assets with respect to the Licensed Compound and Licensed Products, and the Third Party with which such transaction is consummated or any of its Affiliates (other than MedImmune or any Person which was an Affiliate of MedImmune prior to consummation of such transaction) owns or controls, or is engaged in development or commercialization of, a Competing Product prior to such consummation, then following such consummation of such transaction the Exclusive Period during which the provisions of Section 2.5.1 apply shall automatically be deemed to be limited to (a) with respect to the conduct of human clinical trials of such Competing Product, the shorter of (i) the period of three (3) years beginning on the effective date of such transaction or (ii) the period of five (5) years beginning on the Effective Date, and (b) with respect to the sale or offer for sale of such Competing Product, the shorter of (i) the period of five (5) years beginning on the effective date of such transaction and (ii) the period of seven (7) years beginning on the Effective Date.

10.5. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid or unenforceable in any respect.

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.6. Dispute Resolution.

10.6.1. Except as provided in Section 3.5.7, Section 4.12, Section 5.2.7, Section 9.2.4 or Section 10.12, if a dispute arises between the Parties in connection with or relating to this Agreement or any document or instrument delivered in connection herewith (a “Dispute”), then either Party shall have the right to refer such Dispute to the Senior Officers for attempted resolution by good faith negotiations during a period of [***]. Any final decision mutually agreed to by the Senior Officers shall be set forth in writing and signed by both Parties, whereupon it will be conclusive and binding on the Parties.

10.6.2. If such Senior Officers are unable to resolve any such Dispute within such [***] period, except as otherwise set forth in Section 3.5.7, Section 4.12, Section 5.2.7, Section 9.2.4, Section 10.6.5, Section 10.7 or Section 10.12, either Party shall be free to institute binding arbitration in accordance with Section 10.6.3 upon written notice to the other Party (an “Arbitration Notice”) and seek such remedies as may be available.

10.6.3. Upon receipt of an Arbitration Notice by a Party, the applicable Dispute shall be resolved by final and binding arbitration before a panel of three (3) experts with relevant industry experience (the “Arbitrators”). Each of Licensee and MedImmune shall promptly select one (1) Arbitrator, which selections shall in no event be made later than [***] after the notice of initiation of arbitration. The third Arbitrator shall be chosen promptly by mutual agreement of the Arbitrator chosen by Licensee and the Arbitrator chosen by MedImmune, but in no event later than [***] after the date that the last of such Arbitrators was appointed. The Arbitrators shall determine what discovery will be permitted, consistent with the goal of reasonably controlling the cost and time that the Parties must expend for discovery; provided that the Arbitrators shall permit such discovery as they deem necessary to permit an equitable resolution of the dispute. The arbitration shall be administered by the American Arbitration Association (or its successor entity) (“AAA”) in accordance with the then current Commercial Rules of the American Arbitration Association including the Procedures for Large, Complex Commercial Disputes (including the Optional Rules for Emergency Measures of Protection), except as modified in this Agreement. The arbitration shall be held in the State of New York. The Arbitrators shall, within [***] after the conclusion of the arbitration hearing, issue a written award and statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded. The decision or award rendered by the Arbitrators shall be final and non-appealable, and judgment may be entered upon it in accordance with Applicable Law in any court of competent jurisdiction. The Arbitrators’ authority to award special, incidental, consequential or punitive damages shall be subject to the limitation set forth in Section 8.4. The Arbitrators shall not be authorized to reform, modify or materially change this Agreement or any other agreements contemplated hereunder.

10.6.4. Each Party shall bear its own counsel fees, costs, and disbursements arising out of the dispute resolution procedures described in this Section 10.6, and

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shall pay an equal share of the fees and costs of the Arbitrators and all other general fees related to any arbitration described in Section 10.6.3; provided, however, the Arbitrators shall be authorized to determine whether a Party is the prevailing Party, and if so, to award to that prevailing Party reimbursement for any or all of its reasonable counsel fees, costs and disbursements (including expert witness fees and expenses, photocopy charges, or travel expenses), or the fees and costs of the Arbitrators. Unless the Parties otherwise agree in writing, during the period of time that any arbitration proceeding described in Section 10.6.3 is pending under this Agreement, the Parties shall continue to comply with all those terms and provisions of this Agreement that are not the subject of such pending arbitration proceeding. Nothing contained in this Agreement shall deny any Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing discussions between the Senior Officers or any ongoing arbitration proceeding. All arbitration proceedings and decisions of the Arbitrator under this Section 10.6 shall be deemed Confidential Information of both Parties under Article 6.

10.6.5. Notwithstanding the foregoing, in the event that a Dispute arises with respect to the validity, scope, enforceability, inventorship or ownership of any Patent, Trademark or other intellectual property rights, either Party may bring an action in a court of competent jurisdiction in accordance with Sections 10.8.2 and 10.8.3 (or, as applicable, with any patent or trademark authority of competent jurisdiction) to resolve such Dispute, and no such Dispute shall be subject to arbitration pursuant to Section 10.6.2 or Section 10.6.3.

10.7. Expedited Determination of Royalty Rate. If the Parties are unable to reach mutual agreement as to the Termination Royalty Rate under Section 9.4.2(d) or the Terminated Territory Royalty Rate under Section 9.4.3(d) within the period specified such Section, then either Party shall have the right to refer such disagreement to MedImmune’s senior representative for the AstraZeneca Product and Licensee’s Chief Financial Officer or VP of Marketing/Chief Commercial Officer (or their respective designees) for attempted resolution by good faith negotiations during a period of [***]. Any final decision mutually agreed to by such senior representatives (or such designees) shall be conclusive and binding on the Parties. If such senior representatives (or such designees) are unable to resolve any such disagreement within such ten (10)-Business Day period, then, upon the written request of either Party, the determination of the Termination Royalty Rate, the Terminated Territory Royalty Rate or the reasonably allocable amount (as applicable) shall be referred to an Independent Financial Expert. “Independent Financial Expert” means (a) an independent, appropriately qualified Third Party expert at KPMG, Ernst & Young, Deloitte or PwC who is acceptable to both Parties or other Third Party expert mutually agreed by the Parties or (b) if the Parties fail to agree on an independent Third Party expert in accordance with the preceding clause (a) within [***] after such request for referral, an independent, appropriately qualified Third Party expert at KPMG, Ernst & Young, Deloitte or PwC who is selected by mutual agreement of (i) an independent, appropriately qualified Third Party expert at KPMG, Ernst & Young, Deloitte or PwC selected by MedImmune within [***] after such request for referral and (ii) an independent, appropriately

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qualified Third Party expert at KPMG, Ernst & Young, Deloitte or PwC selected by Licensee within [***] after such request for referral (such selection to be made within [***] after the Parties have selected their respective independent Third Party experts); provided that, in each case ((a) and (b)), if at the time of the disagreement either Party is currently utilizing the services of KPMG, Ernst & Young, Deloitte or PwC in any significant respect, the Parties will not select an expert from such firm, unless the Parties otherwise agree; provided, further, that, in each case ((a) and (b)), if at the time of the disagreement one or both Parties is currently utilizing the services of each of KPMG, Ernst & Young, Deloitte or PwC in any significant respect, the Parties shall cooperate in good faith to select an independent, appropriately qualified Third Party not employed by or a principal in any such firm. The sole authority of the Independent Financial Expert will be to determine Termination Royalty Rate, the Terminated Territory Royalty Rate or the reasonably allocable amount (as applicable). The Independent Financial Expert’s determination shall be final and binding upon the Parties. The Independent Financial Expert shall be required to make his or her determination within [***] after his or her selection as the Independent Financial Expert. The costs of such Independent Financial Expert shall be (x) in the event of a termination pursuant to Section 9.2.1, paid by the Breaching Party, and (y) in the event of any other termination, shared equally by the Parties.

10.8. Governing Law, Jurisdiction and Service.

10.8.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

10.8.2. Jurisdiction. Subject to Section 10.6 and Section 10.12, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of federal and state courts sitting in the State of New York for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts; provided, however, that in the case of (a) any action, suit or proceeding with respect to the validity, scope, enforceability, inventorship or ownership of any Patent, Trademark or other intellectual property rights, or (b) any action seeking only injunctive or other equitable relief, including specific performance, in each case ((a) and (b)) for which (and to the extent) federal and state courts sitting in the State of New York lack authority to issue the relief sought, each Party shall have a right to pursue such action, suit or proceeding in any court of competent jurisdiction (or, as applicable, with any patent or trademark authority of competent jurisdiction). The Parties irrevocably and unconditionally waive their right to a jury trial.

10.8.3. Venue. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding

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(other than appeals therefrom) arising out of or relating to this Agreement in federal and state courts sitting in the State of New York and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum; provided, however, that in the case of (a) any action, suit or proceeding with respect to the validity, scope, enforceability, inventorship or ownership of any Patent, Trademark or other intellectual property rights, or (b) any action seeking only injunctive or other equitable relief, including specific performance, in each case ((a) and (b)) for which venue cannot be established in federal and state courts sitting in the State of New York, each Party shall have a right to pursue such action, suit or proceeding in any court of competent jurisdiction (or, as applicable, with any patent or trademark authority of competent jurisdiction).

10.8.4. Service. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 10.9.2 shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

10.9. Notices.

10.9.1. Notice Requirements. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 10.9.2 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 10.9.1. Such notice shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the second Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service. Any notice delivered by facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter. This Section 10.9.1 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

10.9.2. Address for Notice.

If to Licensee, to:

PhaseBio Pharmaceuticals, Inc.

1 Great Valley Parkway, Suite 30

Malvern, PA 19355

United States

Attention: Chief Executive Officer

Facsimile: +1 610-981-6520

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with a copy (which shall not constitute notice) to:

Cooley LLP

Reston Town Center

11951 Freedom Drive

14th Floor

Reston, VA 20190-5640

United States

Attention: Christian Plaza

Facsimile: +1 703-456-8100

If to MedImmune, to:

Milstein Building, Granta Park

Cambridge CB21 6GH

United Kingdom

Attention: Head of Business Operations,

with a copy (which shall not constitute notice) to:

Corporate Legal

Middlewood Court, Silk Road

Macclesfield, Cheshire SK10 2NA

England

United Kingdom

Attention: Assistant General Counsel

10.10. Entire Agreement; Amendments. This Agreement, together with the Schedules attached hereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises and representations, whether written or oral, with respect thereto. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement. No amendment, modification, release or discharge shall be binding on the Parties unless in writing and duly executed by authorized representatives of both Parties. In the event of any inconsistencies between this Agreement and any schedules or other attachments hereto, the terms of this Agreement shall control. Specifically and without limiting the foregoing, this Agreement shall supersede (a) that certain Confidentiality Agreement entered into by and between the Parties as of June 2, 2016, and all confidential information exchanged under such Confidentiality Agreement shall be deemed Confidential Information of the applicable Party under this Agreement and (b) that certain Material Transfer Agreement by and between MedImmune, LLC and Licensee, effective as of August 14, 2017, and any Material (as defined in such Material Transfer Agreement) provided to Licensee pursuant to such Material Transfer Agreement shall be deemed to be Transferred Inventory under this Agreement.

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10.11. English Language. This Agreement has been prepared in the English language, and the English language shall control its interpretation. All notices and other communications under or in connection with this Agreement shall be in the English language. Any translation into any other language shall not be an official version thereof and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

10.12. Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in Section 2.5, Article 5 and Article 6 are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions and that any breach or threatened breach of any provision of such Section or Articles may result in irreparable injury to such other Party for which there may be no adequate remedy at law. In the event of a breach or threatened breach of any provision of such Section or Articles, the non-breaching Party shall have the right to seek from any court of competent jurisdiction injunctive or other equitable relief, including specific performance, in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity. Nothing in this Section 10.12 is intended or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

10.13. Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

10.14. No Benefit to Third Parties. Except as provided in Article 8, the covenants and agreements set forth in this Agreement are for the sole benefit of the Parties and their successors and permitted assigns and they shall not be construed as conferring any rights on any other Persons.

10.15. Further Assurance. Each Party shall duly execute and deliver or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.16. Relationship of the Parties. It is expressly agreed that MedImmune, on the one hand, and Licensee, on the other hand, shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency. Neither MedImmune, on the one hand, nor Licensee, on the other hand, shall have the authority to make any statements, representations or commitments of any kind or to take any action that will be binding on the other Party without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such first Party.

10.17. References. Unless otherwise specified, (a) references in this Agreement to any Article, Section or Schedule shall mean references to such Article, Section or Schedule of this Agreement, (b) references in any Section to any clause are references to such clause of such Section, and (c) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently amended, replaced or supplemented from time to time, as so amended, replaced or supplemented and in effect at the relevant time of reference thereto.

10.18. Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including,” “include,” or “includes” as used herein shall mean including, without limiting the generality of any description preceding such term. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party.

10.19. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile, PDF format via email, or other electronically transmitted signatures and such signatures shall be deemed to bind each Party as if they were original signatures.

[SIGNATURE PAGE FOLLOWS.]

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THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

MEDIMMUNE LIMITED		PHASEBIO PHARMACEUTICALS, INC.

By:	/s/ A.C.N. Kemp	By:	/s/ Jonathan Mow
Name: A.C.N. Kemp		Name: Jonathan Mow
Title: Director		Title: CEO

[SIGNATURE PAGE TO LICENSE AGREEMENT]

Schedule 1.46

Emerging Market Countries

[***]

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Schedule 1.79

Licensed Know-How

Know-How & Methods:

[***]

*UNLESS OTHERWISE PROVIDED, ALL KNOW-HOW AND METHODS DO NOT INCLUDE ANY [***].

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.80

Licensed Patents

Family Number	Ctry	Type	Filing Date	Filing Number	Live/Closed
[***]	[***]	[***]	[***]	[***]	[***]

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Schedule 1.85

Licensee Corporate Names

PhaseBio

PhaseBio Pharmaceuticals

PhaseBio Pharmaceuticals, Inc.

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.96

[***]

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.98

MedImmune Corporate Names

ASTRAZENECA

MEDIMMUNE

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 3.1.1

Technical Transfer Documents

INDEX	TITLE	FILE EXT
[***]	[***]	[***]

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Schedule 3.1.2(a)

Transferred Inventory

[***]

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Schedule 3.1.2(b) GLP Samples

See attached.

[***]

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Schedule 3.1.4

IND Deliverables

MODULE 1: ADMINISTRATIVE INFO & PRESCRIBING INFO	DMS Document Name/eCTD File Name	Comments*
[***]	[***]	[***]

In addition, [***] for completion by Licensee

Module 2: Summaries CTD Section	CTD Section Title	Comments*
[***]	[***]	[***]

Module 3: Quality	Comments*
[***]	[***]

Module 4: Nonclinical Study Reports	Comments*
[***]	[***]

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 3.3.1(d)

Supply of Ticagrelor Active Metabolite (AR-C124910XX)

Licensee shall have the right to request Ticagrelor Active Metabolite [***].

Shipping to Licensee [***].

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Schedule 3.4.1 (b)

Existing Regulatory Documentation

[***]

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Schedule 3.4.4(e)

Serious Adverse Event Reporting Timelines

[***]

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